  As filed with the U.S. Securities and Exchange Commission on May 16, 2001


                    Registration Nos. 333-11125 and 811-07795

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 40

                                       AND

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 41
                            J.P. MORGAN SERIES TRUST
                           (formerly JPM Series Trust)
               (Exact Name of Registrant as Specified in Charter)

                   522 Fifth Avenue, New York, New York 10036
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: 1-800-521-5411

             Sharon Weinberg, c/o J.P. Morgan Fund Distributors, Inc.
                 1211 Avenue of the Americas, New York, NY 10036
                     (Name and Address of Agent for Service)


      Copy to:    John E. Baumgardner, Jr., Esq.     Sarah E. Cogan, Esq.
                  Sullivan & Cromwell                Simpson Thacher & Bartlett
                  125 Broad Street                   425 Lexington Ave.
                  New York, New York 10004           New York, New York 10017

It is proposed that this filing will become effective (check appropriate box):


[x] Immediately upon filing pursuant to paragraph (b)
[ ] on [date] pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485(b).

                             PROSPECTUS MAY 16, 2001


JPMORGAN GLOBAL HIGH YIELD
BOND FUND
THIS PROSPECTUS OFFERS: CLASS A, CLASS B AND CLASS C SHARES

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[GRAPHIC] JPMORGAN Fleming
          Asset Management

JPMorgan Global High Yield Bond Fund .............. 1
Fund's Investment Adviser...........................5
How Your Account Works ............................ 7
Buying Fund Shares ...............................  9
Selling Fund Shares .............................. 10
Exchanging Fund Shares ........................... 11
Other Information Concerning the Fund ............ 12
Dividends and Distributions ...................... 12
Tax Considerations ............................... 13
Fund Details ..................................... 14
Risk and Reward Elements ......................... 16
How to Reach Us .......................... Back cover

JPMORGAN GLOBAL HIGH YIELD BOND FUND



GOAL

The Fund's goal is to provide high total return from a portfolio of high yield fixed income securities of foreign and domestic issuers. This goal can be changed without shareholder approval.

INVESTMENT APPROACH

PRINCIPAL STRATEGIES

The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions and supranational organizations (such as the World Bank), whose securities the Fund believes have the potential to provide a high total return over time. Under normal circumstances, the Fund typically invests at least 80% of its net assets in high yield, fixed income securities that are rated in the lower rating categories (BB/Ba or lower) or are the unrated equivalent. These securities are commonly referred to as "junk bonds." The Fund may purchase securities of any maturity, but, under normal market conditions, the Fund's average effective portfolio duration generally will range between three and five years. For a description of duration, please see "Global Fixed Income Investment Process" on page 6. The Fund may also invest to a limited extent in equity futures contracts.


The management team uses the process described on pages 5-6, and makes country allocations, based primarily on macro-economic factors. The Fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.


PRINCIPAL RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in this Fund:


The Fund's share price and total return will vary in response to changes in global bond markets, interest rates and currency exchange rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds. Foreign and emerging market investment risks include foreign government actions, political instability, currency fluctuations and lack of adequate and accurate information. Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.


- THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

JPMORGAN GLOBAL HIGH YIELD BOND FUND

their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

For a detailed discussion of the Fund's risks, as well as Fund strategies, please see pages 15-17.

                                            JPMORGAN GLOBAL HIGH YIELD BOND FUND

THE FUND'S PAST PERFORMANCE

The Fund is recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.


INVESTOR EXPENSES

The sales charges estimated expenses of Classes A, B and C before and after reimbursement are shown below. The estimated annual expenses for Class A, B and C after reimbursement are deducted from Fund assets prior to performance calculations.


SHAREHOLDERS FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                          MAXIMUM SALES CHARGE       MAXIMUM DEFERRED SALES
                          (LOAD) WHEN YOU BUY        CHARGE (LOAD) SHOWN AS
                          SHARES, SHOWN AS % OF THE  LOWER OF ORIGINAL PURCHASE
                          OFFERING PRICE(1)          PRICE OR REDEMPTION PROCEEDS
---------------------------------------------------------------------------------
CLASS A SHARES            5.75%                      NONE
---------------------------------------------------------------------------------
CLASS B SHARES            NONE                       5.00%
---------------------------------------------------------------------------------
CLASS C SHARES            NONE                       1.00%
---------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B
AND C ASSETS)
                                                                            FEE WAIVER
                                         SHAREHOLDER             TOTAL      AND
                 MANAGEMENT DISTRIBUTION SERVICE     OTHER       OPERATING  EXPENSE          NET
                 FEES       (12b-1) FEES FEES        EXPENSES(2) EXPENSES   REIMBURSEMENT(3) EXPENSES(3)
--------------------------------------------------------------------------------------------------------
CLASS A SHARES   0.55%      0.25%        0.25%       0.63%       1.68%      0.53%            1.15%
--------------------------------------------------------------------------------------------------------
CLASS B SHARES   0.55%      0.75%        0.25%       0.63%       2.18%      0.53%            1.65%
--------------------------------------------------------------------------------------------------------
CLASS C SHARES   0.55%      0.75%        0.25%       0.63%       2.18%      0.53%            1.65%
--------------------------------------------------------------------------------------------------------


(1) THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


(2)  OTHER EXPENSES ARE ESTIMATED FOR THE CURRENT FISCAL YEAR.


(3) REFLECTS AN AGREEMENT DATED 5/16/01 BY MORGAN GUARANTY TRUST COMPANY OF NEW YORK, AN AFFILIATE OF J.P. MORGAN INVESTMENT MANAGEMENT, INC., THE FUND'S INVESTMENT ADVISER, TO REIMBURSE THE FUND TO THE EXTENT OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, AND EXTRAORDINARY EXPENSES) EXCEED 1.15%, 1.65% AND 1.65% OF THE FUND'S AVERAGE DAILY NET ASSETS WITH RESPECT TO CLASS A, B AND C, RESPECTIVELY, THROUGH 4/30/04.

JPMORGAN GLOBAL HIGH YIELD BOND FUND

EXAMPLE(3) This example helps you compare the cost of investing in Class A, B and C of the Fund with the cost of investing in other mutual funds. The example assumes:


-    you invest $10,000;

-    you redeem all shares or you hold them;

-    your investment has a 5% return each year;

-    you reinvest all your dividends; and,

- net expenses are for the period 5/16/01 through 4/30/04 and total operating expenses thereafter.


This example is for comparison only; the Fund's actual return on Class A, B and C shares and your actual cost may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                               1YR.       3YRS.
CLASS A SHARES                 $685       $922
CLASS B SHARES                 $668       $823
CLASS C SHARES                 $268       $523

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:
                               1YR.       3YRS.
CLASS B SHARES                 $168       $523
CLASS C SHARES                 $168       $523

                                            JPMORGAN GLOBAL HIGH YIELD BOND FUND

THE FUNDS' ADMINISTRATOR


Morgan Guaranty Trust Company of New York (the "Administrator") provides administrative services, oversees the Fund's other service providers and provides Fund officers. The Administrator receives the following annual fee on behalf of the Fund for administrative services. 0.15% of the Fund's pro-rata portion of the first $25 billion of average net assets of all non-money market funds in the JPMorgan Funds complex plus 0.075% of average net assets over $25 billion.


THE FUND'S INVESTMENT ADVISER


J.P. Morgan Investment Management, Inc.(JPMorgan) is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMorgan is located at 522 Fifth Avenue, New York, NY 10036.


JPMorgan is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase, a bank holding company). Known for its commitment to proprietary research and its disciplined investment strategies, JPMorgan Chase is the asset management choice for many of the world's most respected corporations, financial institutions, governments and individuals. Today, JPMorgan Chase employs over 700 research analysts, portfolio managers, capital market researchers and traders around the world and has approximately $607 billion in assets under management.


The Fund will pay JPMorgan a management fee of 0.55% of average net assets for its services as adviser.


THE PORTFOLIO MANAGERS


The portfolio management team is led by John Fenn, vice president, and Brian Arsenault, vice president. Mr. Fenn has been at JPMorgan since August 2000, and prior to that was senior high yield portfolio manager at INVESCO Inc. Mr. Arsenault has been at JPMorgan since June 1993.


GLOBAL FIXED INCOME
MANAGEMENT APPROACH




The Fund invests primarily in bonds and other fixed income securities of foreign and domestic issuers that are rated below investment grade (or are the unrated equivalent). These high yield securities may include corporate bonds and notes, zero coupon and step-up bonds, convertible securities, preferred


[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL OF TOTAL RETURN

- WANT TO ADD AN AGGRESSIVE FIXED INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF TYPICAL BOND FUNDS, BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-    ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-    REQUIRE STABILITY OF PRINCIPAL

- ARE NOT PREPARED TO ACCEPT A HIGHER DEGREE OF RISK THAN MOST TRADITIONAL BOND FUNDS

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

JPMORGAN GLOBAL HIGH YIELD BOND FUND

stock, privately issued debt securities and debt securities of foreign issuers in developing or emerging markets (including Brady Bonds and loan participation interests). In order to maximize return potential, the Fund is not constrained by geographic limits. As a shareholder, you should anticipate risks and rewards beyond those of a typical bond fund.


GLOBAL FIXED INCOME
INVESTMENT PROCESS
JPMorgan, as investment adviser, seeks to generate an information advantage through the depth of its global fixed income research and the sophistication of its analytical systems. Using a team-oriented approach, JPMorgan seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, attempting to limit the Fund's exposure to concentrated sources of risk.


In managing the Fund, JPMorgan employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.


SECTOR ALLOCATION The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.


SECURITY SELECTION Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the fund's goal and strategy.


DURATION MANAGEMENT Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration is generally shorter than its average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

HOW YOUR ACCOUNT WORKS


KNOW WHICH CLASSES TO BUY


The Fund may issue multiple classes of shares. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.


You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES

You may purchase Class A, B or C shares in the Fund. You must pay a sales charge to buy Class A, B or C shares in the Fund. There are also ongoing charges that all investors pay as long as they own their shares, as explained later.

Different charges are associated with each class of shares:

- If you choose to invest in Class A shares, you must pay a sales charge when you invest.

- If you choose to invest in Class B shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

- If you choose to invest in Class C shares, you will be required to pay a sales charge if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the table shows, the sales charge decreases as your investment increases. The public offering price of Class A shares is the net asset value plus the initial sales charge. Net asset value is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund receives the net asset value.

TOTAL SALES CHARGE

                               AS % OF THE  AS %
                               OFFERING     OF NET
AMOUNT OF                      PRICE        AMOUNT
INVESTMENT                     PER SHARE    INVESTED
----------------------------------------------------
LESS THAN $100,000             5.75%        6.10%
----------------------------------------------------
$100,000 BUT UNDER $250,000    3.75%        3.90%
----------------------------------------------------
$250,000 BUT UNDER $500,000    2.50%        2.56%
----------------------------------------------------
$500,000 BUT UNDER $1 MILLION  2.00%        2.04%
----------------------------------------------------

There is no sales charge for investments of $1 million or more.

CLASS B SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of

HOW YOUR ACCOUNT WORKS

the shares. As the table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B shares automatically convert into Class A shares at the beginning of the ninth year after you bought them.

YEAR     DEFERRED SALES CHARGE
--------------------------------------------------
1         5%
--------------------------------------------------
2         4%
--------------------------------------------------
3         3%
--------------------------------------------------
4         3%
--------------------------------------------------
5         2%
--------------------------------------------------
6         1%
--------------------------------------------------
7         NONE
--------------------------------------------------
8         NONE
--------------------------------------------------

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by the reinvestment distribution can be sold without a deferred sales charge.

CLASS C SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The deferred sales charge on Class C shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first.


Like Class B shares, Class C shares have higher combined distribution and service fees than Class A Shares. Unlike Class B shares, Class C shares are never converted to Class A shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B shares.

GENERAL

J.P. Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Fund. It's a subsidiary of BISYS Group, Inc. and is not affiliated with JPMorgan. The Fund has adopted a Rule 12b-1 distribution plan under which it pays annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A shares and up to 0.75% of the average daily net assets attributed to Class B and Class C shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you don't want to pay an up-front sales charge, you may consider buying Class B shares.

Class A shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A is the most economical choice.

                                                          HOW YOUR ACCOUNT WORKS

Class C shares may be best if you prefer not to pay an initial sales charge and you're not sure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A shares. These fees appear in the table called Annual Fund Operating Expenses (expenses that are deducted from Fund assets) for the Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES

You can buy shares three ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE

Tell your representative you want to buy the Fund and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC
INVESTMENT PLAN

You can make regular automatic purchases of at least $100. There's more on the Systematic Investment Plan later in this document.

GENERAL

Whether you choose Class A, B or C shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. The Fund generally values its assets at the market value but may use fair value if market prices are unavailable. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price.

HOW YOUR ACCOUNT WORKS

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

THE JPMORGAN FUNDS SERVICE CENTER
1-800-348-4782

MINIMUM INVESTMENTS

TYPE OF          INITIAL    ADDITIONAL
ACCOUNT          INVESTMENT INVESTMENTS
-----------------------------------------
REGULAR ACCOUNT  $2,500     $100
-----------------------------------------
SYSTEMATIC
INVESTMENT PLAN  $1,000     $100
-----------------------------------------
IRAS             $1,000     $100
-----------------------------------------
SEP-IRAS         $1,000     $100
-----------------------------------------
EDUCATION IRAS   $500       $100
-----------------------------------------

You must provide a Social Security Number or Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.


Your purchase will be cancelled if your check doesn't clear and you will be responsible for any expenses and losses to the Fund. Orders by wire will be cancelled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the day you buy.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Fund will not issue certificates for Class A or Class C shares unless you request them and they will not issue certificates for Class B shares.

SELLING FUND SHARES

You can sell your shares three ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE

Tell your representative that you want to sell the Fund. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. You cannot sell by phone if you have changed your address of record within the previous 30 days. If you sell shares of the Fund worth $25,000 or more by phone, we will send the proceeds by wire only to a bank account on our records.
Or
Send a signed letter with your instructions to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAW PLAN

You can automatically sell as little as $50 worth of shares. See page 11 for details.

                                                          HOW YOUR ACCOUNT WORKS

GENERAL

You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable sales charges.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, the Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

-    you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

EXCHANGING FUND SHARES

You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE

Tell your representative which Fund you want to exchange from and to. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER

Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

You can automatically exchange shares from one JPMorgan fund to shares of another fund of the same class. Call the JPMorgan Funds Service Center for details.


GENERAL


If you exchange Class B shares of the Fund for Class B shares of another JPMorgan Fund, or Class C shares for Class C shares, you will not pay a deferred sales charge until you sell the shares of the other fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the JPMorgan fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.


You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each

HOW YOUR ACCOUNT WORKS

exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.


OTHER INFORMATION
CONCERNING THE FUND


We may close your account if the balance falls below $500 because you have sold shares. We may also close your account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 day's notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by phone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.




Morgan and/or JPMFD may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares of the Fund held by customers of those shareholder servicing agents.

The Fund may issue multiple classes of shares. This prospectus relates only to Class A, B and C shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

Morgan and its affiliates and the Fund and its affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. The information can be used for a variety of purposes, including offering investment and insurance products to shareholders.

DIVIDENDS AND DISTRIBUTIONS


The Fund can earn income and can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

                                                          HOW YOUR ACCOUNT WORKS


The Fund typically pays ordinary income dividends and makes capital gains distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, the Fund may also make fewer payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of the Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

-    reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends won't be affected by the form in which you receive them.

TAX CONSIDERATIONS


While the Fund attempts to minimize taxable distributions, there can be no assurance that taxable distributions can be avoided. In general, selling shares for cash, exchanging shares and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts.


TRANSACTION                TAX STATUS

INCOME DIVIDENDS           ORDINARY INCOME

SHORT-TERM CAPITAL         ORDINARY INCOME
GAINS DISTRIBUTIONS

LONG-TERM CAPITAL          LONG-TERM CAPITAL GAINS
GAINS DISTRIBUTIONS

SALES OR EXCHANGE OF       LONG-TERM CAPITAL GAINS OR LOSSES
SHARES OWNED FOR MORE
THAN ONE YEAR

SALES OR EXCHANGES OF      SHORT-TERM GAINS OR LOSSES
SHARES OWNED FOR           ARE TREATED AS ORDINARY INCOME
ONE YEAR OR LESS           OR LOSS


If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid taxpayer identification number will be subject to back up withholding for taxes.

The above is a general summary of tax implications of investing in the Fund. Please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

HOW YOUR ACCOUNT WORKS

SHAREHOLDER SERVICES


SYSTEMATIC INVESTMENT PLAN


You can regularly invest $100 or more in the first or third week of any month. The money is automatically deducted from your checking or savings account.


You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-346-4782 for complete instructions.


SYSTEMATIC WITHDRAW PLAN


You can make regular withdrawals of $50 or more ($100 or more for Class B accounts). You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 to start the plan. Call 1-800-348-4782 for complete instructions.


SYSTEMATIC EXCHANGE


You can transfer assets automatically from one JPMorgan Fund account to another on a reguar basis. It is a free service.


FREE EXCHANGE PRIVILEGE


You can exchange money between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.


REINSTATEMENT PRIVILEGE


You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares or Class C on which you've paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B or Class C Shares.

BUSINESS STRUCTURE
The Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. Information about other series or classes is available by calling 1-800-348-4782. In the future, the trustees could create other series or share classes, which would have different expenses. Fund Shareholders are entitled to one full or fractional vote for each dollar or fraction of a dollar invested.

MANAGEMENT AND
ADMINISTRATION

The Fund and the other series of J.P. Morgan Series Trust are all governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Morgan, as administrator, oversees the Fund's other service providers.

The Fund, subject to the expense reimbursements described earlier in this prospectus, pays JPMorgan or Morgan, as applicable, the following fees for investment advisory and other services:


ADVISORY SERVICES      0.55% OF THE FUND'S AVERAGE NET ASSETS

ADMINISTRATIVE         SERVICES FUND'S PRO-RATA PORTION OF 0.15% OF THE FIRST $25
                       BILLION OF AVERAGE NET ASSETS IN JPMORGAN-ADVISED PORTFOLIOS
                       PLUS 0.075% OF AVERAGE NET ASSETS OVER $25 BILLION

SHAREHOLDER SERVICES   0.25% OF THE FUND'S AVERAGE NET ASSETS

Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in the Fund. The Fund has agreements with certain shareholder servicing agents (including Morgan) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class A, B and C shares of the Fund held by investors by the shareholder serving agent.

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

-----------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                                  POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD
-----------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS

-    The Fund's share price, yield and total     -    Bonds have generally outperformed      -    Under normal circumstances, the
     return will fluctuate in response to             money market investments over the           Fund plans to remain fully
     bond market movements                            long term, with less risk than stocks       invested in bonds and other fixed
                                                      (past performance, however, is not          income securities, with at least
-    The value of most bonds will fall when           indicative of future performance)           80% of its assets in high yield
     interest rates rise; the longer a bond's                                                     bonds
     maturity and duration and the lower         -    Most bonds will rise in value when
     its credit quality, the more its value           interest rates fall                    -    The Fund seeks to limit risk and
     typically falls                                                                              enhance total return or yields
                                                                                                  through careful management,
-    Adverse market conditions may from                                                           sector allocation, individual
     time to time cause the Fund to take                                                          securities selection and
     temporary defensive positions that are                                                       duration management
     inconsistent with its principal invest-
     ment strategies and may hinder the                                                      -    During severe market downturns,
     Fund from achieving its investment                                                           the Fund has the option of
     objective                                                                                    investing up to 100% of assets in
                                                                                                  investment-grade short-term
                                                                                                  securities
-----------------------------------------------------------------------------------------------------------------------------------
CREDIT QUALITY

-    Junk bonds (those rated BB/Ba or            -    Junk bonds offer higher yields and     -    JPMorgan develops its own ratings
     lower) have a higher risk of default,            higher potential gains                      of unrated securities and makes a
     tend to be less liquid and may be more                                                       credit quality determination for
     difficult to value                                                                           unrated securities

-    The default of an issuer would leave                                                    -    The Fund balances credit quality
     the Fund with unpaid interest and                                                            against potential yields and
     principal                                                                                    gains in light of its investment
                                                                                                  goals
-----------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES

-    The Fund could underperform its             -    The Fund could outperform its bench-   -    JPMorgan focuses its active
     benchmark due to its sector, securities          mark due to these same choices              management on those areas where
     and duration choices                                                                         it believes its commitment to
                                                                                                  research can most enhance returns
                                                                                                  and manage risk in a consistent
                                                                                                  way

-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN INVESTMENTS

-    Currency exchange rate movements            -    Favorable exchange rate movements      -    The Fund actively manages the
     could reduce gains or create losses              could generate gains or reduce losses       currency exposure of its foreign
                                                                                                  investments relative to its
-    The Fund could lose money because of        -    Foreign bonds, which represent a            benchmark, and may hedge back into
     foreign government actions, political            major portion of the world's fixed          the U.S. dollar from time to time
     instability or lack of adequate and              income securities, offer attractive         (see also "Derivatives"); these
     accurate information                             potential performance and opportuni-        currency management techniques
                                                      ties for diversification                    may not be available for certain
-    Currency and investment risks tend to                                                        emerging market investments
     be higher in emerging markets               -    Emerging markets may offer higher
                                                      returns

-----------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                                  POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD
-----------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

-    When the Fund buys securities before        -    The Fund can try to take advantage of  -    The Fund uses segregated accounts
     issue, or for delayed delivery, it               attractive transaction opportunities        to offset leverage risk
     could be exposed to leverage risk if it
     does not use segregated accounts
-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING

-    Increased trading could raise the Fund's    -    The Fund could realize gains in a short -    The Fund may use short-term
     transaction costs                                period of time                               trading to try to take advantage
                                                                                                   of attractive or unexpected
-    Increased short-term capital gains dis-     -    The Fund could protect against losses        opportunities or to meet demands
     tributions could raise shareholders'             if a bond is overvalued and its value        generated by shareholder
     income tax liability                             later falls                                  activity
-----------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES

-    Derivatives such as futures, options,       -    Hedges that correlate well with under- -    The Fund uses derivatives, such
     swaps and forward foreign currency               lying positions may reduce or eliminate     as futures, options, swaps and
     contracts(1) that are used for hedging           losses at low cost                          forward foreign currency
     the portfolio or specific securities                                                         contracts for hedging and for
     may not fully offset the underlying posi-   -    The Fund may make money and pro-            risk management (i.e., to adjust
     tions and this could result in losses to         tect against losses if the investment       duration or yield curve exposure,
     the Fund that would not have other-              analysis proves correct                     or to establish or adjust
     wise occurred                                                                                exposure to particular
                                                 -    Derivatives that involve leverage may       securities, markets or
-    Derivatives used for risk management             generate substantial gains at low cost      currencies); risk management may
     may not have the intended effects and                                                        include management of the fund's
     may result in losses or missed                                                               exposure relative to its
     opportunities                                                                                benchmark

                                                                                             -    The Fund only establishes hedges
-    The counterparty to a derivatives con-                                                       that it expects will be highly
     tract could default                                                                          correlated with underlying
                                                                                                  positions
-    Derivatives that involve leverage could
     magnify losses                                                                          -    While the Fund may use
                                                                                                  derivatives that incidentally
-    Certain types of derivatives involve                                                         involve leverage, it does not use
     costs to the Fund which can reduce                                                           them for the specific purpose of
     returns                                                                                      leveraging its portfolio

-    Derivatives may, for tax purposes,
     affect the character of gain and loss
     realized by the Fund, accelerate recog-
     nition of income to the Fund, affect
     the holding period of the Fund's assets
     and defer recognition of certain of the
     Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

-----------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                                  POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD
-----------------------------------------------------------------------------------------------------------------------------------

SECURITIES LENDING

-    When the Fund lends a security, there       -    The Fund may enhance income            -    JPMorgan maintains a list of
     is a risk that the loaned securities may         through the investment of the               approved borrowers
     not be returned if the borrower defaults         collateral received from the borrower
                                                                                             -    The Fund receives collateral
-    The collateral will be subject to the                                                        equal to at least 100% of the
     risks of the securities in which it is                                                       current value of securities
     invested                                                                                     loaned

                                                                                             -    The lending agents indemnify the
                                                                                                  Fund against borrower default

                                                                                             -    JPMorgan's collateral investment
                                                                                                  guidelines limit the quality and
                                                                                                  duration of collateral investment
                                                                                                  to minimize losses

                                                                                             -    Upon recall, the borrower must
                                                                                                  return the securities loaned
                                                                                                  within the normal settlement
                                                                                                  period
-----------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS

-    The Fund could have difficulty valuing      -    These holdings may offer more attract- -    The Fund may not invest more than
     these holdings precisely                         tive yields or potential growth than        15% of net assets in illiquid
                                                      comparable widely traded securities         holdings
-    The Fund could be unable to sell these
     holdings at the time or price it desired                                                -    To maintain adequate liquidity,
                                                                                                  the Fund may hold investment-
                                                                                                  grade short-term securities and
                                                                                                  may borrow (including repurchase
                                                                                                  agreements and reverse repurchase
                                                                                                  agreements) from banks up to
                                                                                                  33 1/3% of the value of its total
                                                                                                  assets. This would prevent the
                                                                                                  Fund from having to sell its
                                                                                                  holdings at a possible loss to
                                                                                                  pay for shares being redeemed.

                        This page intentionally left blank.

HOW TO REACH US

For investors who want more information on the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain financial statements, performance data, information on portfolio holdings and a written analysis of market conditions and fund performance for the Fund's most recently completed fiscal year or half-year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides a fuller technical and legal description of the Fund's policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.


Copies of the current versions of these documents, along with other information about the Fund, may be obtained without charge by contacting:


JPMORGAN FUNDS
JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

TELEPHONE: 1-800-348-4782

E-MAIL:
www.jpmorganflemingfunds.com


JPMORGAN
J.P.Morgan Series Trust




Text-only versions of these documents and this prospectus are available upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. (1-202-942-8090) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov; copies also may be obtained, after paying a duplicating fee, by e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

JPMORGAN FUNDS AND THE MORGAN TRADITION
JPMorgan mutual funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on JPMorgan's extensive experience and depth as an investment manager, JPMorgan mutual funds offer a broad array of distinctive opportunities for mutual fund investors.

      The Fund's investment company and 1933 Act registration numbers are
                         811-07795 and 333-11125.

                                                         PROSPECTUS MAY 16, 2001

--------------------------------------------

JPMORGAN GLOBAL HIGH YIELD

BOND FUND

THIS PROSPECTUS OFFERS: INSTITUTIONAL SHARES


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



[LOGO]JPMORGAN FLEMING
      ASSET MANAGEMENT

JPMorgan Global High Yield Bond Fund ...............1

Fund's Investment Adviser ..........................4

How Your Account Works .............................6

Buying Fund Shares .................................6

Selling Fund Shares ................................6

Other Information Concerning the Fund ..............7

Dividends and Distributions ........................7

Tax Considerations .................................8

Risk and Reward Elements ..........................11

How to Reach Us ...........................Back cover

-------------------------------------------------------------------------------
JPMORGAN GLOBAL HIGH YIELD BOND FUND


GOAL


The Fund's goal is to provide high total return from a portfolio of high yield fixed income securities of foreign and domestic issuers. This goal can be changed without shareholder approval.


INVESTMENT APPROACH
PRINCIPAL STRATEGIES

The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions and supranational organizations (such as the World Bank), whose securities the fund believes have the potential to provide a high total return over time. Under normal circumstances, the Fund typically invests at least 80% of its net assets in high yield, fixed income securities that are rated in the lower rating categories (BB/Ba or lower) or are the unrated equivalent. These securities are commonly referred to as "junk bonds." The Fund may purchase securities of any maturity, but, under normal market conditions, the Fund's average effective portfolio duration generally will range between three and five years. For a description of duration, please see "Global Fixed Income Investment Process" on page 4. The Fund may also invest to a limited extent in equity futures contracts.


The management team uses the process described on page 5, and makes country allocations, based primarily on macro-economic factors. The Fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.

PRINCIPAL RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in this
Fund:


The Fund's share price and total return will vary in response to changes in global bond markets, interest rates and currency exchange rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds. Foreign and emerging market investment risks include foreign government actions, political instability, currency fluctuations and lack of adequate and accurate information. Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a


[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.
-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.
- THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

JPMORGAN GLOBAL HIGH YIELD BOND FUND
-------------------------------------------------------------------------------


less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.


For a detailed discussion of the Fund's risks, as well as Fund strategies, please see pages 9-11.

                                            JPMORGAN GLOBAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------


THE FUND'S PAST PERFORMANCE


The Fund is recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.


INVESTOR EXPENSES


The estimated expenses of the Institutional shares before and after reimbursement are shown below. The estimated annual Fund expenses for Institutional shares after reimbursement are deducted from Fund assets prior to performance calculations.


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL ASSETS)


                                                SHAREHOLDER                  TOTAL          FEE WAIVER
                   MANAGEMENT   DISTRIBUTION    SERVICE       OTHER          OPERATING      AND EXPENSE        NET
                   FEES         (12B-1) FEES    FEES          EXPENSES(2)    EXPENSES       REIMBURSEMENT(3)   EXPENSES(3)
--------------------------------------------------------------------------------------------------------------------------
 INSTITUTIONAL     0.55%        NONE            0.10%         0.50%          1.15%          0.40%              0.75%
--------------------------------------------------------------------------------------------------------------------------


(2) OTHER EXPENSES ARE ESTIMATED FOR THE CURRENT FISCAL YEAR.
(3) REFLECTS AN AGREEMENT DATED 5/16/01 BY MORGAN GUARANTY TRUST COMPANY OF NEW YORK, AN AFFILIATE OF J.P.MORGAN INVESTMENT MANAGEMENT INC., THE FUND'S INVESTMENT ADVISER, TO REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES) EXCEED 0.75 % OF THE FUND'S AVERAGE DAILY NET ASSETS WITH RESPECT TO THE INSTITUTIONAL SHARES THROUGH 4/30/04.



EXAMPLE(3) This example helps you compare the cost of investing in Institutional shares of the Fund with the cost of investing in other mutual funds. The example assumes:


- you invest $10,000;

- you sell all your shares at the end of the period;

- your investment has a 5% return each year;

- you reinvest all your dividends; and

- Net expenses for the period 5/16/01 through 4/30/04 and total operating expenses thereafter.


This example is for comparison only; the Fund's actual return and your actual cost may be higher or lower. Based on these assumptions your cost would be:



Your Cost($)                                          1 YR.       3 YRS.
--------------------------------------------------------------------------------
 INSTITUTIONAL                                         77          242
--------------------------------------------------------------------------------

JPMORGAN GLOBAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------


THE FUNDS' ADMINISTRATOR


Morgan Guaranty Trust Company of New York (the "Administrator") provides administrative services, oversees the Fund's other service providers and provides Fund officers. The Administrator receives the following annual fee on behalf of the Fund for administrative services. 0.15% of each Fund's pro-rata portion of the first $25 billion of average net assets of all non-money market funds in the JPMorgan Funds complex plus 0.075% of average net assets over $25 billion.


THE FUND'S INVESTMENT ADVISER

J.P. Morgan Investment Management Inc. (JPMorgan) is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMorgan is located at 522 Fifth Avenue, New York, NY 10036.

JPMorgan is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company. Known for its commitment to proprietary research and its disciplined investment strategies. JPMorgan Chase is the asset management choice for many of the world's most respected corporations, financial institutions, governments and individuals. Today, JPMorgan Chase employs approximately 700 research analysts, portfolio managers, capital market researchers and traders around the world and has approximately $607 billion in assets under management.


The Fund will pay JPMorgan a management fee of 0.55% of average net assets for its services as adviser.


THE PORTFOLIO MANAGERS

The portfolio management team is led by John Fenn, vice president, and Brian Arsenault, vice president. Mr. Fenn has been at JPMorgan since August 2000 and, prior to that, was the senior high yield portfolio manager at INVESCO, Inc. Mr. Arsenault has been at JPMorgan since June 1993.

GLOBAL FIXED INCOME
MANAGEMENT APPROACH

The Fund invests primarily in bonds and other fixed income securities of foreign and domestic issuers that are rated below investment grade (or are the unrated equivalent). These high yield securities may include corporate bonds and notes, zero coupon and step-up bonds, convertible securities, preferred stock, privately issued debt securities and debt securities of foreign issuers in developing or emerging markets (including Brady Bonds and loan participation interests). In order to maximize return potential, the Fund is not constrained by geographic limits. As a shareholder, you should anticipate risks and rewards beyond those of a typical bond fund.

                                            JPMORGAN GLOBAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------


GLOBAL FIXED INCOME
INVESTMENT PROCESS

JPMorgan seeks to generate an information advantage through the depth of its global fixed income research and the sophistication of its analytical systems. Using a team-oriented approach, JPMorgan seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, attempting to limit the Fund's exposure to concentrated sources of risk.

In managing the Fund, JPMorgan employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

SECTOR ALLOCATION The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

SECURITY SELECTION Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

DURATION MANAGEMENT Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration is generally shorter than its average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the fund and make tactical adjustments as necessary.

[SIDENOTE]



WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL OF TOTAL RETURN
- WANT TO ADD AN AGGRESSIVE FIXED INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF TYPICAL BOND FUNDS, BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
- REQUIRE STABILITY OF PRINCIPAL
- ARE NOT PREPARED TO ACCEPT A HIGHER DEGREE OF RISK THAN MOST TRADITIONAL BOND FUNDS
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

--------------------------------------------------------------------------------
HOW YOUR ACCOUNT WORKS


BUYING FUND SHARES


You don't pay any sales charge (sometimes called a load) when you buy Institutional Shares in the Fund. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.


The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange, each day the Fund receives orders. You'll pay the next NAV calculated after the JPMorgan Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.


You can buy Institutional Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Fund. Shares are available on any business day the New York Stock Exchange is open. If we receive your order by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Funds Service Center, the agent could set an earlier deadline.


All purchases of Institutional Shares must be paid for by 4:00 p.m. Eastern time on the day of the order, or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to reject any purchase order or to cease offering shares at any time.


To open an account, buy or sell shares or get fund information, call the JPMorgan Funds Service Center at 1-800-622-4273.


MINIMUM INVESTMENTS


Investors must buy a minimum $3,000,000 worth of Institutional Class Shares and the Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The Fund may waive this minimum at its discretion.


SELLING FUND SHARES


When you sell your shares you'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.


We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. Federal law allows the Funds to suspend a sale or postpone

HOW YOUR ACCOUNT WORKS
--------------------------------------------------------------------------------


payment for more than seven business days under unusual circumstances.


You may sell your shares in two ways:


THROUGH YOUR FINANCIAL SERVICE FIRMS
Tell your firm you want to sell the Fund. They'll send all necessary documents to the JPMorgan Funds Service Center.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-622-4273. We'll send the proceeds by wire only to the bank account on our records.


REDEMPTIONS-IN-KIND
The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.


EXCHANGING SHARES
You can exchange your Institutional Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-622-4273 for details.


You should not exchange shares as a means of short-term trading as this could increase management costs and effect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.


EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.


OTHER INFORMATION
CONCERNING THE FUNDS
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account.


Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.


You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may

HOW YOUR ACCOUNT WORKS
--------------------------------------------------------------------------------


modify or cancel the sale of shares by phone without notice.


JPMorgan Fund Distributors, Inc. (JPF) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.


The Fund has agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.10% of the average daily net assets of the Institutional Class Shares of the Fund held by investors serviced by the shareholder servicing agent.


The advisers and/or JPF may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.


The Fund may issue multiple classes of shares. This prospectus relates only to Institutional Shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.


DIVIDENDS AND DISTRIBUTION

The Fund can earn income and can realize capital gain. The Fund deducts any expenses and then pay out these earnings to shareholders as distributions.


The Fund typically pays ordinary income dividends and makes capital gains distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, the Fund may also make fewer payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of the Fund's net investment income and net capital gain.


You have three options for your distributions. You may:


- reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends won't be affected by the form in which you receive them.

TAX CONSIDERATIONS

While the Fund attempts to minimize taxable distributions, there can be no assurance that taxable distributions can be avoided. In general, selling shares for cash, exchanging shares and receiving distributions (whether reinvested or taken in cash) are all taxable

                                                          HOW YOUR ACCOUNT WORKS

events. These transactions typically create the following tax liabilities for taxable accounts:


[SIDENOTE]

 TRANSACTION                                TAX STATUS
----------------------------------------------------------------------
 INCOME DIVIDENDS                           ORDINARY INCOME
----------------------------------------------------------------------
 SHORT-TERM CAPITAL
 GAINS DISTRIBUTIONS                        ORDINARY INCOME
----------------------------------------------------------------------
 LONG-TERM CAPITAL                          LONG-TERM CAPITAL GAINS
 GAINS DISTRIBUTIONS
----------------------------------------------------------------------
 SALES OR EXCHANGES OF                      LONG-TERM CAPITAL GAINS
 SHARES OWNED FOR MORE                      OR LOSSES
 THAN ONE YEAR
----------------------------------------------------------------------
 SALES OR EXCHANGES OF                      SHORT-TERM GAINS OR LOSSES
 SHARES OWNED FOR ONE                       ARE TREATED AS ORDINARY
 YEAR OR LESS                               INCOME OR LOSS
----------------------------------------------------------------------


If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.



Any investor for whom the fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.


The above is a general summary of tax implications of investing in the Fund. Please consult your tax advisor to see how investing in the Fund will affect your tax situation.


BUSINESS STRUCTURE

The Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. Information about other series or classes is available by calling 1-800-348-4782. In the future, the trustees could create other series or share classes, which would have different expenses. Fund shareholders are entitled to one full or fractional vote for each dollar or fraction of a dollar invested.

MANAGEMENT AND
ADMINISTRATION

The Fund and the other series of J.P. Morgan Series Trust are governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Morgan Guaranty Trust Company of New York (Morgan), as administrator, oversees the fund's other service providers.


The Fund, subject to the expense reimbursements described earlier in this prospectus, pays JPMorgan or Morgan, as applicable, the following fees for investment advisory and other services:

[SIDENOTE]

----------------------------------------------------------
 ADVISORY SERVICES         0.55% OF THE FUND'S AVERAGE
                           NET ASSETS
----------------------------------------------------------
 ADMINISTRATIVE SERVICES   FUND'S PRO-RATA PORTION OF
                           0.15% OF THE FIRST $25 BILLION
                           OF AVERAGE NET ASSETS IN
                           JPMORGAN-ADVISED PORTFOLIOS
                           PLUS 0.075% OF AVERAGE
                           NET ASSETS OVER $25 BILLION
-----------------------------------------------------------
 SHAREHOLDER SERVICES      0.10% OF THE FUND'S AVERAGE
                           NET ASSETS
-----------------------------------------------------------

HOW YOUR ACCOUNT WORKS
-------------------------------------------------------------------------------


Morgan may pay fees to certain firms and professionals for providing record-keeping or other services in connection with investments in the Fund.

RISK AND REWARD ELEMENTS


This table identifies the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.



------------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                             POTENTIAL REWARDS                       POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS

-  The Fund's share price, yield            -  Bonds have generally                 -  Under normal circumstances, the
   and total return will fluctuate             outperformed money market               Fund plans to remain fully
   in response to bond market                  investments over the long term,         invested in bonds and other
   movements                                   with less risk than stocks (past        fixed income securities, with at
                                               performance, however, is not            least 80% of its assets in high
-  The value of most bonds will                indicative of future                    yield bonds
   fall when interest rates rise;              performance)
   the longer a bond's maturity and                                                 -  The Fund seeks to limit risk and
   duration and the lower its               -  Most bonds will rise in value           enhance total return or yields
   credit quality, the more its                when interest rates fall                through careful management,
   value typically falls                                                               sector allocation, individual
                                                                                       securities selection and
-  Adverse market conditions may                                                       duration management
   from time to time cause the Fund
   to take temporary defensive                                                      -  During severe market downturns,
   positions that are inconsistent                                                     the Fund has the option of
   with its principal investment                                                       investing up to 100% of assets
   strategies and may hinder the                                                       in investment-grade short-term
   fund from achieving its                                                             securities
   investment objective

------------------------------------------------------------------------------------------------------------------------------------
CREDIT QUALITY
-  Junk bonds (those rated BB/Ba or         -  Junk bonds offer higher yields       -  JPMorgan develops its own
   lower) have a higher risk of                and higher potential gains              ratings of unrated securities
   default, tend to be less liquid                                                     and makes a credit quality
   and may be more difficult to                                                        determination for unrated
   value                                                                               securities

-  The default of an issuer would                                                   -  The Fund balances credit quality
   leave the fund with unpaid                                                          against potential yields and
   interest and principal                                                              gains in light of its investment
                                                                                       goals
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES

-  The Fund could underperform its          -  The Fund could outperform its        -  JPMorgan focuses its active
   benchmark due to its sector,                benchmark due to these same             management on those areas where
   securities and duration                     choices                                 it believes its commitment to
   choices                                                                             research can most enhance
                                                                                       returns and manage risk in a
                                                                                       consistent way

------------------------------------------------------------------------------------------------------------------------------------
FOREIGN INVESTMENTS
-  Currency exchange rate movements         - Favorable exchange rate movements     -  The Fund actively manages the
   could reduce gains or create               could generate gains or reduce           currency exposure of its foreign
   losses                                     losses                                   investments relative to its
                                                                                       benchmark, and may hedge back
-  The Fund could lose money                - Foreign bonds, which represent           into the U.S. dollar from time
   because of foreign government              a major portion of the world's           to time (see also
   actions, political instability             fixed income securities, offer           "Derivatives"); these currency
   or lack of adequate and accurate           attractive potential performance         management techniques may not be
   information                                and opportunities for                    available for certain emerging
                                              diversification                          market investments
-  Currency and investment risks
   tend to be higher in emerging            - Emerging markets may offer
   markets                                    higher returns
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                             POTENTIAL REWARDS                       POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES

-  When the Fund buys securities            -  The Fund can try to take advantage   -  The Fund uses segregated
   before issue, or for delayed                of attractive transaction               accounts to offset leverage risk
   delivery, it could be exposed to            opportunities
   leverage risk if it does not use
   segregated accounts

------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING
- Increased trading could raise the         -  The Fund could realize gains         -  The Fund may use short-term
  Fund's transaction costs                     in a short period of time               trading to try to take advantage
                                                                                       of attractive or unexpected
- Increased short-term capital gains                                                   opportunities or to meet demands
  distributions could raise                 -  The Fund could protect against          generated by shareholder
  shareholders' income tax liability           losses if a bond is overvalued          activity
                                               and its value later falls

------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
-  Derivatives such as futures,             -  Hedges that correlate well with      -  The Fund uses derivatives, such
   options, swaps and forward                  underlying positions may reduce         as futures, options, swaps and
   foreign currency contracts1 that            or eliminate losses at low cost         forward foreign currency
   are used for hedging the                                                            contracts for hedging and for
   portfolio or specific securities         -  The Fund may make money and             risk management (i.e., to adjust
   may not fully offset the                    protect against losses if the           duration or yield curve
   underlying positions and this               investment analysis proves              exposure, or to establish or
   could result in losses to the               correct                                 adjust exposure to particular
   Fund that would not have                                                            securities, markets or
   otherwise occurred                       -  Derivatives that involve leverage       currencies); risk management may
                                               may generate substantial gains          include management of the fund's
-  Derivatives used for risk                   at low cost                             exposure relative to its
   management may not have the                                                         benchmark
   intended effects and may result
   in losses or missed                                                              -  The Fund only establishes hedges
   opportunities                                                                       that it expects will be highly
                                                                                       correlated with underlying
-  The counterparty to a derivatives                                                   positions
   contract could default
                                                                                    -  While the Fund may use
-  Derivatives that involve leverage                                                   derivatives that incidentally
   could magnify losses                                                                involve leverage, it does not
                                                                                       use them for the specific
-  Certain types of derivatives                                                        purpose of leveraging its
   involve costs to the Fund which                                                     portfolio
   can reduce returns

-  Derivatives may, for tax
   purposes, affect the character
   of gain and loss realized by the
   fund, accelerate recognition of
   income to the Fund, affect the
   holding period of the Fund's
   assets and defer recognition of
   certain of the Fund's losses
------------------------------------------------------------------------------------------------------------------------------------


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

------------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                             POTENTIAL REWARDS                       POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING

-  When the Fund lends a security,          -  The Fund may enhance income          -  JPMorgan maintains a list of
   there is a risk that the loaned             through the investment of               approved borrowers
   securities may not be returned              the collateral received
   if the borrower defaults                    from the borrower                    -  The Fund receives collateral
                                                                                       equal to at least 100% of the
-  The collateral will be subject                                                      current value of securities
   to the risks of the securities                                                      loaned
   in which it is
   invested                                                                         -  The lending agents indemnify the
                                                                                       fund against borrower default

                                                                                    -  JPMorgan's collateral investment
                                                                                       guidelines limit the quality and
                                                                                       duration of collateral investment
                                                                                       to minimize losses

                                                                                    -  Upon recall, the borrower must
                                                                                       return the securities loaned
                                                                                       within the normal settlement
                                                                                       period


------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS

-  The Fund could have difficulty           -  These holdings may offer more        -  The Fund may not invest more than
   valuing these holdings precisely            attractive yields or potential          15% of net assets in illiquid
                                               growth than comparable widely           holdings
-  The Fund could be unable to sell            traded securities
   these holdings at the time or                                                    -  To maintain adequate liquidity,
   price it desired                                                                    the Fund may hold
                                                                                       investment-grade short-term
                                                                                       securities and may borrow
                                                                                       (including repurchase agreements
                                                                                       and reverse repurchase
                                                                                       agreements) from banks up to 33
                                                                                       1/3% of the value of its total
                                                                                       assets. This would prevent the
                                                                                       Fund from having to sell its
                                                                                       holdings at a possible loss to
                                                                                       pay for shares being redeemed.

------------------------------------------------------------------------------------------------------------------------------------

         -----------------------------------------------------------------------
         HOW TO REACH US


For investors who want more information on the Fund, the following documents are available free upon request:


ANNUAL/SEMI-ANNUAL REPORTS
Contain financial statements, performance data, information on portfolio holdings and a written analysis of market conditions and fund performance for the Fund's most recently completed fiscal year or half-year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides a fuller technical and legal description of the fund's policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.


Copies of the current versions of these documents, along with other information about the Fund, may be obtained without charge by contacting:


JPMORGAN FUNDS
JPMORGAN FUNDS SERVICES CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713

TELEPHONE: 1-800-766-7722


E-MAIL:

www.jpmorganflemingfunds.com


Text-only versions of these documents and this prospectus are available upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. (1-202-942-8090) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov; copies also may be obtained, after paying a duplicating fee, by e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.


JPMORGAN MUTUAL FUNDS AND
THE MORGAN TRADITION

JPMorgan mutual funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on JPMorgan's extensive experience and depth as an investment manager, JPMorgan mutual funds offer a broad array of distinctive opportunities for mutual fund investors.


JPMORGAN
JPMorgan Series Trust


The Fund's investment company and 1933 Act registration numbers are 811-07795 and 333-11125.

                                                         PROSPECTUS MAY 16, 2001


JPMORGAN GLOBAL HIGH YIELD
BOND FUND


THIS PROSPECTUS OFFERS: SELECT SHARES

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO] JPMORGAN FLEMING
       ASSET MANAGEMENT

JPMorgan Global High Yield Bond Fund ........................................  1
Fund's Investment Adviser ...................................................  4
How Your Account Works ......................................................  6
Buying Fund Shares ..........................................................  6
Selling Fund Shares .........................................................  7
Other Information Concerning the Fund .......................................  8
Dividends and Distributions .................................................  8
Tax Considerations ..........................................................  9
Risk and Reward Elements .................................................... 11
How to Reach Us ..................................................... Back cover

--------------------------------------------------------------------------------
JPMORGAN GLOBAL HIGH YIELD BOND FUND


GOAL


The Fund's goal is to provide high total return from a portfolio of high yield fixed income securities of foreign and domestic issuers. This goal can be changed without shareholder approval.

INVESTMENT APPROACH
PRINCIPAL STRATEGIES

The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions and supranational organizations (such as the World Bank), whose securities the fund believes have the potential to provide a high total return over time. Under normal circumstances, the Fund typically invests at least 80% of its net assets in high yield, fixed income securities that are rated in the lower rating categories (BB/Ba or lower) or are the unrated equivalent. These securities are commonly referred to as "junk bonds." The Fund may purchase securities of any maturity, but, under normal market conditions, the Fund's average effective portfolio duration generally will range between three and five years. For a description of duration, please see "Global Fixed Income Investment Process" on page 4. The Fund may also invest to a limited extent in equity futures contracts.


The management team uses the process described on page 5, and makes country allocations, based primarily on macro-economic factors. The Fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.

PRINCIPAL RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in this
Fund:


The Fund's share price and total return will vary in response to changes in global bond markets, interest rates, and currency exchange rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds. Foreign and emerging market investment risks include foreign government actions, political instability, currency fluctuations and lack of adequate and accurate information. Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:


-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.


-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.


- THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

JPMORGAN GLOBAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.


For a detailed discussion of the Fund's risks, as well as Fund strategies, please see pages 9-11.

                                            JPMORGAN GLOBAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------


THE FUND'S PAST PERFORMANCE

The Fund is recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

INVESTOR EXPENSES

The estimated expenses of the Select shares before and after reimbursement are shown below. The estimated annual Fund expenses for Select shares after reimbursement are deducted from Fund assets prior to performance calculations.


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM SELECT ASSETS)


                                   SHAREHOLDER                 TOTAL        FEE WAIVER
         MANAGEMENT  DISTRIBUTION  SERVICE       OTHER         OPERATING    AND EXPENSE       NET
         FEES        (12b-1) FEES  FEES          EXPENSES(2)   EXPENSES     REIMBURSEMENT(3)  EXPENSES(3)
---------------------------------------------------------------------------------------------------------
SELECT   0.55%       NONE          0.25%         0.50%         1.30%        0.40%             0.90%
---------------------------------------------------------------------------------------------------------

(2)  OTHER EXPENSES ARE ESTIMATED FOR THE CURRENT FISCAL YEAR.
(3) REFLECTS AN AGREEMENT DATED 5/16/01 BY MORGAN GUARANTY TRUST COMPANY OF NEW YORK, AN AFFILIATE OF J.P.MORGAN INVESTMENT MANAGEMENT, INC., THE FUND'S INVESTMENT ADVISER, TO REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES) EXCEED 0.90% OF THE FUND'S AVERAGE DAILY NET ASSETS WITH RESPECT TO THE SELECT SHARES THROUGH 4/30/04.

EXAMPLE(3) This example helps you compare the cost of investing in Select shares of the Fund with the cost of investing in other mutual funds. The example assumes:


-    you invest $10,000;


-    you sell all your shares at the end of the period;


-    your investment has a 5% return each year;


-    you reinvest all your dividends; and

- Net expenses for the period 5/16/01 through 4/30/04 and total operating expenses thereafter.

This example is for comparison only; the Fund's actual return and your actual cost may be higher or lower. Based on these assumptions your cost would be:


YOUR COST ($)              1 YR.    3 YRS.
------------------------------------------------
SELECT                     92       289
------------------------------------------------

JPMORGAN GLOBAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------


THE FUNDS' ADMINISTRATOR


Morgan Guaranty Trust Company of New York (the "Administrator") provides administrative services, oversees the Fund's other service providers and provides Fund officers. The Administrator receives the following annual fee on behalf of each Fund for administrative services. 0.15% of the Fund's pro-rata portion of the first $25 billion of average net assets of all non-money market funds in the JPMorgan Funds complex plus 0.075% of average net assets over $25 billion.

THE FUND'S INVESTMENT ADVISER

JPMorgan Investment Management Inc. (JPMorgan) is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMorgan is located at 522 Fifth Avenue, New York, NY 10036.


JPMorgan is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company. Known for its commitment to proprietary research and its disciplined investment strategies. JPMorgan Chase is the asset management choice for many of the world's most respected corporations, financial institutions, governments and individuals. Today, JPMorgan Chase employs approximately 700 research analysts, portfolio managers, capital market researchers and traders around the world and has approximately $607 billion in assets under management.


The Fund will pay JPMorgan a management fee of 0.55% of average net assets for its services as adviser.


THE PORTFOLIO MANAGERS

The portfolio management team is led by John Fenn, vice president, and Brian Arsenault, vice president. Mr. Fenn has been at JPMorgan since August 2000 and, prior to that, was the senior high yield portfolio manager at INVESCO, Inc. Mr. Arsenault has been at JPMorgan since June 1993.

GLOBAL FIXED INCOME
MANAGEMENT APPROACH


The Fund invests primarily in bonds and other fixed income securities of foreign and domestic issuers that are rated below investment grade (or are the unrated equivalent). These high yield securities may include corporate bonds and notes, zero coupon and step-up bonds, convertible securities, preferred stock, privately issued debt securities and debt securities of foreign issuers in developing or emerging markets (including Brady Bonds and loan participation interests). In order to maximize return potential, the Fund is not constrained by geographic limits. As a shareholder, you should anticipate risks and rewards beyond those of a typical bond fund.

GLOBAL FIXED INCOME
INVESTMENT PROCESS

JPMorgan seeks to generate an information advantage through the depth of its global fixed income research and the sophistication of its analytical systems. Using a team-oriented approach, JPMorgan seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, attempting to limit the Fund's exposure to concentrated sources of risk.

                                            JPMORGAN GLOBAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------


In managing the Fund, JPMorgan employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.


SECTOR ALLOCATION The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.


SECURITY SELECTION Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.


DURATION MANAGEMENT Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration is generally shorter than its average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the fund and make tactical adjustments as necessary.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL OF TOTAL RETURN

- WANT TO ADD AN AGGRESSIVE FIXED INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF TYPICAL BOND FUNDS, BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-    ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-    REQUIRE STABILITY OF PRINCIPAL

- ARE NOT PREPARED TO ACCEPT A HIGHER DEGREE OF RISK THAN MOST TRADITIONAL BOND FUNDS

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

HOW YOUR ACCOUNT WORKS
--------------------------------------------------------------------------------


BUYING FUND SHARES


You don't pay any sales charge (sometimes called a load) when you buy Select Class Shares in the Fund. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.


The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange, each day the Fund receives orders. You'll pay the next NAV calculated after the JPMorgan Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.


You can buy shares in two ways:


THROUGH YOUR INVESTMENT
REPRESENTATIVE OR FINANCIAL SERVICE FIRM


Tell your representative or firm you want to buy the Fund and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.


THROUGH THE JPMORGAN FUNDS
SERVICE CENTER


Call 1-800-622-4273
Or
Complete the application form and mail it along with a check for the amount you want to invest to:


JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392


The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we will process your order at that day's price.


You must provide a Social Security Number or Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.


Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. If you purchase your shares by uncertified check, you cannot sell those shares until 15 calendar days after such shares were purchased.


Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Fund. Orders by wire will be cancelled if the JPMorgan Funds Service Center doesn't receive payment by

                                                          HOW YOUR ACCOUNT WORKS
--------------------------------------------------------------------------------


4:00 p.m. Eastern time on the settlement date.


If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.


MINIMUM INVESTMENTS


Investors must buy a minimum of $1,000,000 worth of Select Class Shares in the Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The Fund may waive this minimum at its discretion. In addition, the minimum does not apply to investors who are customers of JPMorgan Private Bank.


SELLING FUND SHARES


When you sell your shares you'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.


We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.


You may sell shares in two ways:


THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM


Tell your representative or firm you want to sell the Fund. They'll send all necessary documents to the JPMorgan Funds Service Center.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER


Call 1-800-622-4273.


REDEMPTIONS-IN-KIND


The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.


EXCHANGING SHARES


You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-622-4273 for details.


You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.


EXCHANGING BY PHONE


You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan

HOW YOUR ACCOUNT WORKS
--------------------------------------------------------------------------------


Funds Service Center or your investment representative.


OTHER INFORMATION
CONCERNING THE FUNDS


We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account. This restriction does not apply to customers of JPMorgan Chase Private Bank.


Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund take reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.


You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.


J.P. Morgan Fund Distributors, Inc. (JPF) is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.


The Fund has agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Select Class Shares of the Fund held by investors serviced by the shareholder servicing agent.


The advisers and/or JPF may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.


The Fund may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.


DIVIDENDS AND DISTRIBUTION


The Fund can earn income and can realize capital gain. The Fund deducts any expenses and then pay out these earnings to shareholders as distributions.

                                                          HOW YOUR ACCOUNT WORKS
--------------------------------------------------------------------------------

The Fund typically pays ordinary income dividends and makes capital gains distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, the Fund may also make fewer payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of the Fund's net investment income and net capital gain.


You have three options for your distributions. You may:

-    reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends won't be affected by the form in which you receive them.

TAX CONSIDERATIONS

While the Fund attempts to minimize taxable distributions, there can be no assurance that taxable distributions can be avoided. In general, selling shares for cash, exchanging shares and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

TRANSACTION             TAX STATUS
-----------------------------------------------------
INCOME DIVIDENDS        ORDINARY INCOME
-----------------------------------------------------
SHORT-TERM CAPITAL      ORDINARY INCOME
GAINS DISTRIBUTIONS
-----------------------------------------------------
LONG-TERM CAPITAL       LONG-TERM CAPITAL GAINS
GAINS DISTRIBUTIONS
-----------------------------------------------------
SALES OR EXCHANGES OF   LONG-TERM CAPITAL GAINS
SHARES OWNED FOR MORE   OR LOSSES
THAN ONE YEAR
-----------------------------------------------------
SALES OR EXCHANGES OF   SHORT-TERM GAINS OR LOSSES
SHARES OWNED FOR ONE    ARE TREATED AS ORDINARY
YEAR OR LESS            INCOME OR LOSS
-----------------------------------------------------


If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.


Any investor for whom the fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.


The above is a general summary of tax implications of investing in the Fund. Please consult your tax advisor to see how investing in the Fund will affect your tax situation.

HOW YOUR ACCOUNT WORKS
--------------------------------------------------------------------------------

BUSINESS STRUCTURE

The Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. Information about other series or classes is available by calling 1-800-348-4782. In the future, the trustees could create other series or share classes, which would have different expenses. Fund shareholders are entitled to one full or fractional vote for each dollar or fraction of a dollar invested.

MANAGEMENT AND
ADMINISTRATION

The Fund and the other series of J.P. Morgan Series Trust are governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Morgan Guaranty Trust Company of New York (Morgan), as administrator, oversees the fund's other service providers.

The Fund, subject to the expense reimbursements described earlier in this prospectus, pays JPMorgan or Morgan, as applicable, the following fees for investment advisory and other services:

ADVISORY SERVICES           0.55% OF THE FUND'S AVERAGE
                            NET ASSETS

ADMINISTRATIVE SERVICES     FUND'S PRO-RATA PORTION OF
                            0.15% OF THE FIRST $25 BILLION
                            OF AVERAGE NET ASSETS IN
                            JPMORGAN-ADVISED PORTFO-
                            LIOS PLUS 0.075% OF AVERAGE
                            NET ASSETS OVER $25 BILLION

SHAREHOLDER SERVICES        0.10% OF THE FUND'S AVERAGE
                            NET ASSETS


Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in the Fund.

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.


------------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                               POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS
-    The Fund's share price, yield and total  -    Bonds have generally outperformed     -    Under normal circumstances, the Fund
     return will fluctuate in response to          money market investments over the          plans to remain fully invested in
     bond market movements                         long term, with less risk than stocks      bonds and other fixed income
                                                   (past performance, however, is not         securities, with at least 80% of its
-    The value of most bonds will fall when        indicative of future performance)          assets in high yield bonds
     interest rates rise; the longer a bond's
     maturity and duration and the lower      -    Most bonds will rise in value when    -    The Fund seeks to limit risk and
     its credit quality, the more its value        interest rates fall                        enhance total return or yields
     typically falls                                                                          through careful management, sector
                                                                                              allocation, individual securities
-    Adverse market conditions may from                                                       selection and duration management
     time to time cause the Fund to take
     temporary defensive positions that are                                              -    During severe market downturns, the
     inconsistent with its principal invest-                                                  Fund has the option of investing up
     ment strategies and may hinder the                                                       to 100% of assets in investment-
     fund from achieving its investment                                                       grade short-term securities
     objective
------------------------------------------------------------------------------------------------------------------------------------
CREDIT QUALITY
-    Junk bonds (those rated BB/Ba or         -    Junk bonds offer higher yields and    -    JPMorgan develops its own ratings of
     lower) have a higher risk of default,         higher potential gains                     unrated securities and makes a
     tend to be less liquid and may be more                                                   credit quality determination for
     difficult to value                                                                       unrated securities

-    The default of an issuer would leave                                                -    The Fund balances credit quality
     the fund with unpaid interest and                                                        against potential yields and gains
     principal                                                                                in light of its investment goals
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES
-    The Fund could underperform its          -    The Fund could outperform its bench-  -    JPMorgan focuses its active
     benchmark due to its sector, securities       mark due to these same choices             management on those areas where it
     and duration choices                                                                     believes its commitment to research
                                                                                              can most enhance returns and manage
                                                                                              risk in a consistent way
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN INVESTMENTS
-    Currency exchange rate movements         -    Favorable exchange rate movements     -    The Fund actively manages the
     could reduce gains or create losses           could generate gains or reduce losses      currency exposure of its foreign
                                                                                              investments relative to its
-    The Fund could lose money because of     -    Foreign bonds, which represent a           benchmark, and may hedge back into
     foreign government actions, political         major portion of the world's fixed         the U.S. dollar from time to time
     instability or lack of adequate and           income securities, offer attractive        (see also "Derivatives"); these
     accurate information                          potential performance and opportuni-       currency management techniques may
                                                   ties for diversification                   not be available for certain
-    Currency and investment risks tend to                                                    emerging market investments
     be higher in emerging markets            -    Emerging markets may offer higher
                                                   returns
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                                POTENTIAL REWARDS                             POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
-    When the Fund buys securities before      -    The Fund can try to take advantage of    -    The Fund uses segregated accounts
     issue, or for delayed delivery, it could       attractive transaction opportunities          to offset leverage risk
     be exposed to leverage risk if it does
     not use segregated accounts

------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING
-    Increased trading could raise the         -    The Fund could realize gains in a short  -    The Fund may use short-term
     Fund's transaction costs                       period of time                                trading to try to take advantage
                                                                                                  of attractive or unexpected
-    Increased short-term capital gains dis-   -    The Fund could protect against losses if      opportunities or to meet demands
     tributions could raise shareholders'           a bond is overvalued and its value later      generated by shareholder activity
     income tax liability                           falls

------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
-    Derivatives such as futures, options,     -    Hedges that correlate well with under-   -    The Fund uses derivatives, such
     swaps and forward foreign currency             lying positions may reduce or eliminate       as futures, options, swaps and
     contracts(1) that are used for hedging         losses at low cost                            forward foreign currency
     the portfolio or specific securities may                                                     contracts for hedging and for
     not fully offset the underlying posi-     -    The Fund may make money and pro-              risk management (i.e., to adjust
     tions and this could result in losses to       tect against losses if the investment         duration or yield curve exposure,
     the Fund that would not have other-            analysis proves correct                       or to establish or adjust
     wise occurred                                                                                exposure to particular
                                               -    Derivatives that involve leverage may         securities, markets or
-    Derivatives used for risk management           generate substantial gains at low cost        currencies); risk management may
     may not have the intended effects                                                            include management of the fund's
     and may result in losses or missed                                                           exposure relative to its benchmark
     opportunities
                                                                                             -    The Fund only establishes hedges
-    The counterparty to a derivatives con-                                                       that it expects will be highly
     tract could default                                                                          correlated with underlying
                                                                                                  positions
-    Derivatives that involve leverage could
     magnify losses                                                                          -    While the Fund may use
                                                                                                  derivatives that incidentally
-    Certain types of derivatives involve                                                         involve leverage, it does not use
     costs to the Fund which can reduce                                                           them for the specific purpose of
     returns                                                                                      leveraging its portfolio

-    Derivatives may, for tax purposes, affect
     the character of gain and loss realized
     by the Fund, accelerate recognition of
     income to the Fund, affect the holding
     period of the Fund's assets and defer
     recognition of certain of the Fund's
     losses
------------------------------------------------------------------------------------------------------------------------------------

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

------------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                               POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING
-    When the Fund lends a security, there is -    The Fund may enhance income through   -    JPMorgan maintains a list of approved
     a risk that the loaned securities may         the investment of the collateral           borrowers
     not be returned if the borrower defaults      received from the borrower
                                                                                         -    The Fund receives collateral equal to
-    The collateral will be subject to the                                                    at least 100% of the current value of
     risks of the securities in which it is                                                   securities loaned
     invested
                                                                                         -    The lending agents indemnify the fund
                                                                                              against borrower default

                                                                                         -    JPMorgan's collateral investment
                                                                                              guidelines limit the quality and
                                                                                              duration of collateral investment to
                                                                                              minimize losses

                                                                                         -    Upon recall, the borrower must return
                                                                                              the securities loaned within the
                                                                                              normal settlement period
------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS
-    The Fund could have difficulty valuing   -    These holdings may offer more         -    The Fund may not invest more than 15%
     these holdings precisely                      attractive yields or potential             of net assets in illiquid holdings
                                                   growth than comparable widely
-    The Fund could be unable to sell these        traded securities                     -    To maintain adequate liquidity, the
     holdings at the time or price it desired                                                 Fund may hold investment-grade short-
                                                                                              term securities and may borrow
                                                                                              (including repurchase agreements and
                                                                                              reverse repurchase agreements) from
                                                                                              banks up to 33 1/3% of the value of
                                                                                              its total assets. This would prevent
                                                                                              the Fund from having to sell its
                                                                                              holdings at a possible loss to pay
                                                                                              for shares being redeemed.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW TO REACH US

For investors who want more information on the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain financial statements, performance data, information on portfolio holdings and a written analysis of market conditions and fund performance for the Fund's most recently completed fiscal year or half-year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides a fuller technical and legal description of the fund's policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.


Copies of the current versions of these documents, along with other information about the Fund, may be obtained without charge by contacting:


JPMORGAN FUNDS
JPMORGAN FUNDS SERVICES CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


TELEPHONE: 1-800-348-4782




E-MAIL:
www.jpmorganflemingfunds.com

JPMORGAN

J.P. Morgan Series Trust


Text-only versions of these documents and this prospectus are available upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. (1-202-942-8090) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov; copies also may be obtained, after paying a duplicating fee, by e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

JPMORGAN MUTUAL FUNDS AND
THE MORGAN TRADITION

JPMorgan mutual funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on JPMorgan's extensive experience and depth as an investment manager, JPMorgan mutual funds offer a broad array of distinctive opportunities for mutual fund investors.


  The Fund's investment company and 1933 Act registration numbers are 811-07795 and 333-11125.

                                                         PROSPECTUS MAY 16, 2001


--------------------------------------------------------------------------------
JPMORGAN DISCIPLINED EQUITY VALUE FUND
THIS PROSPECTUS OFFERS: SELECT SHARES

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO] JPMORGAN FLEMING
       ASSET MANAGEMENT

JPMorgan Disciplined Equity Value Fund ............ 1
Fund's Investment Adviser ......................... 3
How Your Account Works ............................ 5
Buying Fund Shares ................................ 5
Selling Fund Shares ............................... 6
Other Information Concerning the Fund ............. 7
Dividends and Distributions ....................... 8
Tax Considerations ................................ 8
Fund Details ...................................... 9
Risk and Reward Elements ..........................10
How to Reach Us .......................... Back cover

--------------------------------------------------------------------------------
JPMORGAN DISCIPLINED EQUITY VALUE FUND

GOAL
The Fund's goal is to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Russell 1000 Value Index. This goal can be changed without shareholder approval.

INVESTMENT APPROACH
PRINCIPAL STRATEGIES

The Fund invests primarily in large-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the Russell 1000 Value Index, which is weighted in favor of those stocks with relatively lower price-to-book ratios and other characteristics consistent with "value" investing. The Fund does not look to overweight or underweight industries relative to the Russell 1000 Value Index.


Within each industry, the Fund modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. (The process used to rank stocks according to their relative valuations is described on page 5.)


PRINCIPAL RISKS
All mutual funds carry a certain risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in this Fund:


The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of J.P. Morgan Investment Management, Inc.'s (JPMorgan's) research and the management team's stock picking decisions. A value stock may never reach what JPMorgan believes is its full value or it may even go down in value.


By owning a large number of stocks, with an emphasis on those that appear to JPMorgan undervalued or fairly valued, and by tracking the industry weightings of the Russell 1000 Value Index, the Fund seeks returns that modestly exceed those of that index over the long term with virtually the same level of volatility.


An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.


For a detailed discussion of the Fund's risks, as well as Fund strategies, please see pages 8-9.


BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.
-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.
- THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

JPMORGAN DISCIPLINED EQUITY VALUE FUND
--------------------------------------------------------------------------------

THE FUND'S PAST PERFORMANCE
The Fund is recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.


INVESTOR EXPENSES
The estimated expenses of the Select shares before and after reimbursement are shown below. The estimated annual Fund expenses for Select shares after reimbursement are deducted from Fund assets prior to performance calculations.


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM SELECT
ASSETS)


                                        SHAREHOLDER                    TOTAL        FEE WAIVER
            MANAGEMENT   DISTRIBUTION   SERVICE           OTHER        OPERATING     AND EXPENSE       NET
            FEES         (12b-1) FEES   FEES              EXPENSES(2)  EXPENSES      REIMBURSEMENT(3)  EXPENSES(3)
------------------------------------------------------------------------------------------------------------------
 SELECT     0.35%        NONE           0.25%             0.44%        1.04%         0.44%             0.60%
------------------------------------------------------------------------------------------------------------------


(2)  OTHER EXPENSES ARE ESTIMATED FOR THE CURRENT FISCAL YEAR.
(3) REFLECTS AN AGREEMENT DATED 5/16/01 BY MORGAN GUARANTY TRUST COMPANY OF NEW YORK, AN AFFILIATE OF JPMORGAN INVESTMENT MANAGEMENT, INC., THE FUND'S INVESTMENT ADVISER, TO REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES) EXCEED 0.60% OF THE FUND'S AVERAGE DAILY NET ASSETS THROUGH 4/30/04.


EXAMPLE(3) This example helps you compare the cost of investing in Select shares of the Fund with the cost of investing in other mutual funds. The example assumes:


-    you invest $10,000;
-    you sell all your shares at the end of the period;
-    your investment has a 5% return each year;
-    you reinvest all your dividends; and
- net expenses for the period 5/16/01 through 4/30/04 and total operating expenses thereafter.


This example is for comparison only; the Fund's actual return and your actual cost may be higher or lower. Based on these assumptions your cost would be:


YOUR COST ($)                                         1 YR.       3 YRS.
-----------------------------------------------------------------------------
SELECT                                                61          194
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND'S INVESTMENT ADVISER


THE FUNDS' ADMINISTRATOR
Morgan Guaranty Trust Company of New York (the "Administrator") provides administrative services, oversees the Fund's other service providers and provides Fund officers. The Administrator receives the following annual fee on behalf of each Fund for administrative services.


0.15% of the Fund's pro-rata portion of the first $25 billion of average net assets of all non-money market funds in the JPMorgan Funds complex plus 0.075% of average net assets over $25 billion.


THE FUND'S INVESTMENT ADVISER
JPMorgan is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMorgan is located at 522 Fifth Avenue, New York, NY 10036.


JPMorgan is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company. Known for its commitment to proprietary research and its disciplined investment strategies, JPMorgan Chase is the asset management choice for many of the world's most respected corporations, financial institutions, governments and individuals. Today, JPMorgan Chase employs over 700 research analysts, portfolio managers, capital market researchers and traders around the world and has approximately $607 billion in assets under management.


The Fund will pay JPMorgan a management fee of 0.35% of average net assets for its services as adviser.


PORTFOLIO MANAGEMENT
The portfolio management team is led by Bernard A. Kroll, managing director, Timothy J. Devlin, vice president, and Nanette Buziak, vice president. Mr. Kroll has been at JPMorgan since August 1996, and prior to that was an equity derivatives specialist at Goldman Sachs & Co. Mr. Devlin has been at JPMorgan since July 1996, and prior to that was an equity portfolio manager at Mitchell Hutchins Asset Management Inc. Ms. Buziak has been at JPMorgan since March 1997, and prior to that was an index arbitrage trader and convertible bond portfolio manager at First Marathon America Inc.

U.S. EQUITY MANAGEMENT APPROACH

The Fund invests primarily in U.S. stocks. In selecting investments, JPMorgan seeks to identify value companies that it believes display one or more of the following:


-    a low price-to-earnings ratio and/or low price-to-book ratio

-    positive change in senior management

-    positive corporate restructuring

-    temporary setback in price due to factors that no longer exist


As a shareholder, you should anticipate risks and rewards beyond those of a typical balanced fund.

FUND'S INVESTMENT ADVISER
--------------------------------------------------------------------------------

U.S. EQUITY INVESTMENT PROCESS

JPMorgan's internal research team of U.S.-based analysts drives the process that selects the stocks for the Fund's investments using the investment process described below to determine which large-cap U.S. companies with attractive earnings outlooks and reasonable valuations are most likely to provide high total return to shareholders.


In managing the Fund, JPMorgan employs a three-step process:

RESEARCH JPMorgan takes an in-depth look at company prospects over a relatively long period--often as much as five years--rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential. JPMorgan's in-house research is developed by an extensive worldwide network of over 125 career analysts. The team of analysts dedicated to U.S. equities includes more than 20 members, with an average of over ten years of experience.

VALUATION The research findings allow JPMorgan to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

STOCK SELECTION In general, the team selects stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the team often considers a number of other criteria:

-    catalysts that could trigger a rise in a stock's price

-    impact on the overall risk of the portfolio relative to the benchmark

-    temporary mispricings caused by market overreactions


WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
-    WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
     PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE RUSSELL 1000 VALUE INDEX OVER THE LONG TERM
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ON PARTICULAR INDUSTRIES OR SECTORS
-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

--------------------------------------------------------------------------------
HOW YOUR ACCOUNT WORKS


BUYING FUND SHARES


You don't pay any sales charge (sometimes called a load) when you buy Select Class Shares in the Fund. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.


The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange, each day the Fund receives orders. You'll pay the next NAV calculated after the JPMorgan Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.




You can buy shares in two ways:


THROUGH YOUR INVESTMENT
REPRESENTATIVE OR FINANCIAL SERVICE FIRM


Tell your representative or firm you want to buy the Fund and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.


THROUGH THE JPMORGAN FUNDS
SERVICE CENTER


Call 1-800-622-4273
Or
Complete the application form and mail it along with a check for the amount you want to invest to:


JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392


The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we will process your order at that day's price.


You must provide a Social Security Number or Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.


Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. If you purchase your shares by uncertified check, you cannot sell those shares until 15 calendar days after such shares were purchased.


Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Fund. Orders by wire will be cancelled if the JPMorgan Funds Service Center doesn't receive payment by

                                                          HOW YOUR ACCOUNT WORKS
--------------------------------------------------------------------------------


4:00 p.m. Eastern time on the Settlement date.


If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.


MINIMUM INVESTMENTS


Investors must buy a minimum of $1,000,000 worth of Select Class Shares in the Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The Fund may waive this minimum at its discretion. In addition, the minimum does not apply to investors who are customers of JPMorgan Private Bank.


SELLING FUND SHARES


When you sell your shares you'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.


We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.


You may sell shares in two ways:


THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM


Tell your representative or firm you want to sell the Fund. They'll send all necessary documents to the JPMorgan Funds Service Center.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER


Call 1-800-622-4273.


REDEMPTIONS-IN-KIND


The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.


EXCHANGING SHARES


You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-622-4273 for details.


You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

HOW YOUR ACCOUNT WORKS
--------------------------------------------------------------------------------


EXCHANGING BY PHONE


You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.


OTHER INFORMATION
CONCERNING THE FUNDS


We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account. This restriction does not apply to customers of JPMorgan Chase Private Bank.


Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund take reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.


You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.


J.P. Morgan Fund Distributors, Inc. (JPF) is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.


The Fund has agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Select Class Shares of the Fund held by investors serviced by the shareholder servicing agent.


The advisers and/or JPF may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.


The Fund may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

                                                          HOW YOUR ACCOUNT WORKS
--------------------------------------------------------------------------------


DIVIDENDS AND DISTRIBUTIONS
The Fund can earn income and can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.


The Fund typically pays income dividends four times per year. The Fund typically makes capital gains distributions, if any, once per year (usually in December). However, the Fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. The Fund's dividends and distributions consist of most or all of its net investment income and net capital gain.


You have three options for your distributions. You may:


-    reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.


If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends won't be affected by the form in which you receive them.


TAX CONSIDERATIONS
While the Fund attempts to minimize taxable distributions, there can be no assurance that taxable distributions can be avoided. In general, selling shares for cash, exchanging shares and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:


TRANSACTION                     TAX STATUS
--------------------------------------------------------------
INCOME DIVIDENDS                ORDINARY INCOME
--------------------------------------------------------------
SHORT-TERM CAPITAL              ORDINARY INCOME
GAINS DISTRIBUTIONS
--------------------------------------------------------------
LONG-TERM CAPITAL               LONG-TERM CAPITAL GAINS
GAINS DISTRIBUTIONS
--------------------------------------------------------------
SALES OR EXCHANGE OF            LONG-TERM CAPITAL GAINS
SHARES OWNED FOR                OR LOSSES
MORE THAN ONE YEAR
--------------------------------------------------------------
SALES OR EXCHANGES OF           SHORT-TERM GAINS OR LOSSES
SHARES OWNED FOR                ARE TREATED AS ORDINARY
ONE YEAR OR LESS                INCOME OR LOSS
--------------------------------------------------------------

--------------------------------------------------------------------------------
FUND DETAILS

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.


The above is a general summary of tax implications of investing in the Fund. Please consult your tax advisor to see how investing in the Fund will affect your own tax situation.


BUSINESS STRUCTURE
The Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. Information about other series or classes is available by calling 1-800-348-4782. In the future, the trustees could create other series or share classes, which would have different expenses.


MANAGEMENT AND ADMINISTRATION
The Fund and the other series of J.P. Morgan Series Trust are governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Morgan Guaranty Trust Company of New York (Morgan), as administrator, oversees the Fund's other service providers.


The Fund, subject to the expense reimbursements described earlier in this prospectus, pays JPMorgan or Morgan, as applicable, the following fees for investment advisory and other services:


------------------------------------------------------------------------------
 ADVISORY SERVICES      0.35% OF THE FUND'S AVERAGE
                        NET ASSETS
------------------------------------------------------------------------------
 ADMINISTRATIVE         FUND'S PRO-RATA PORTION OF 0.15% OF THE FIRST
 SERVICES               $25 BILLION OF AVERAGE NET ASSETS IN JPMORGAN-ADVISED
                        PORTFOLIOS PLUS 0.075% OF AVERAGE NET ASSETS OVER
                        $25 BILLION
------------------------------------------------------------------------------
 SHAREHOLDER SERVICES   0.25% OF THE FUND'S AVERAGE NET ASSETS
------------------------------------------------------------------------------


Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in the Fund.

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.


------------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                               POTENTIAL REWARDS                      POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS
-    The Fund's share price and               -  Stocks have generally outperformed  -  Under normal circumstances the Fund plans to
     performance will fluctuate in               more stable investments (such as       remain fully invested, with at least 80% in
     response to stock market movements          bonds and cash equivalents) over       stocks; stock investments may include U.S.
-    Adverse market conditions may from          the long term (past performance,       common stocks, convertible securities,
     time to time cause the Fund to take         however, is not indicative of          preferred stocks, trust or partnership
     temporary defensive positions that          future performance)                    interests, warrants and rights
     are inconsistent with its principal                                             -  The Fund seeks to limit risk through
     investment strategies and may                                                      diversification
     hinder the Fund from achieving its                                              -  During severe market downturns, the Fund has
     investment objective                                                               the option of investing up to 100% of assets
                                                                                        in investment-grade short-term securities
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES
-    The Fund could underperform its          -  The Fund may outperform its         -  JPMorgan focuses its active management on
     benchmark due to its securities and         benchmark due to these same choices    securities selection, the area where it
     asset allocation choices                                                           believes its commitment to research can most
                                                                                        enhance returns
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
-    When the Fund buys securities            -  The Fund can take advantage of      -  The Fund uses segregated accounts to offset
     before issue, or for delayed                attractive transaction                 leverage risk
     delivery, it could be exposed to            opportunities
     leverage risk if it does not use
     segregated accounts
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING
-    Increased trading could raise the        -  The Fund may realize gains in a     -  The Fund generally avoids short-term
     Fund's brokerage and related costs          short period of time                   trading, except to take advantage of
-    Increased short-term capital gains       -  The Fund may protect against losses    unexpected opportunities or to meet demands
     distributions could raise                   if a stock is overvalued and its       attractive ornerated by shareholder activity
     shareholders' income tax liability          value later falls
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                      POTENTIAL REWARDS                   POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
-    Derivatives such as              -    Hedges that correlate         -    The Fund uses derivatives, such as futures,
     futures, options and                  well with underlying               options and swaps for hedging and for risk
     swaps(1) that are used for            positions can reduce or            management (i.e., to establish or adjust
     hedging the portfolio or              eliminate losses at low            exposure to particular securities or markets)
     specific securities may               cost                          -    The Fund only establishes hedges that it
     not fully offset the             -    The Fund may make money            expects will be highly correlated with
     underlying positions and              and protect against                underlying positions
     this could result in                  losses if the investment      -    While the Fund may use derivatives that
     losses to the fund that               analysis proves correct            incidentally involve leverage, it does not
     would not have otherwise         -    Derivatives that involve           use them for the specific purpose of
     occurred                              leverage may generate              leveraging its portfolio
-    Derivatives used for risk             substantial gains at low
     management may not have               cost
     the intended effects and
     may result in losses or
     missed opportunities
-    The counterparty to a
     derivatives contract
     could default
-    Derivatives that involve
     leverage could magnify
     losses
-    Certain types of
     derivatives involve costs
     to the fund which can
     reduce returns
-    Derivatives may, for tax
     purposes, affect the
     character of gain and
     loss realized by the
     Fund, accelerate
     recognition of income to
     the Fund, affect the
     holding period of the
     Fund's assets and defer
     recognition of certain of
     the Fund's losses
------------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING
-    When the Fund lends a            -    The Fund may enhance          -    JPMorgan maintains a list of approved
     security, there is a risk             income through the                 borrowers
     that the loaned                       investment of the             -    The Fund receives collateral equal to at
     securities may not be                 collateral received from           least 100% of the current value of securities
     returned if the borrower              the borrower                       loaned
     defaults                                                            -    The lending agents indemnify a fund against
-    The collateral will be                                                   borrower default
     subject to the risks of                                             -    JPMorgan's collateral investment guidelines
     the securities in which                                                  limit the quality and duration of collateral
     it is invested                                                           investment to minimize losses
                                                                         -    Upon recall, the borrower must return the
                                                                              securities loaned within the normal
                                                                              settlement period
------------------------------------------------------------------------------------------------------------------------------------


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another.

--------------------------------------------------------------------------------
HOW TO REACH US

For investors who want more information on the Fund, the following documents are available free upon request:


ANNUAL/SEMI-ANNUAL REPORTS
Contain financial statements, performance data, information on portfolio holdings and a written analysis of market conditions and fund performance for the Fund's most recently completed fiscal year or half-year.


STATEMENT OF ADDITIONAL
INFORMATION (SAI)
Provides a fuller technical and legal description of the Fund's policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.


Copies of the current versions of these documents, along with other information about the Fund, may be obtained without charge by contacting:


JPMORGAN FUNDS
JPMORGAN FUNDS SERVICES
P.O. BOX 419392
KANSAS CITY, MO 64141-9392


TELEPHONE: 1-888-348-4782


E-MAIL:
www.jpmorganflemingfunds.com


JPMORGAN
J.P. MORGAN SERIES TRUST

Text-only versions of these documents and this prospectus are available upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-202-942-8090) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov; copies also may be obtained, after paying a duplicating fee, by e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

JPMORGAN MUTUAL FUNDS AND THE MORGAN TRADITION
JPMorgan mutual funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on JPMorgan's extensive experience and depth as an investment manager, the JPMorgan mutual funds offer a broad array of distinctive opportunities for mutual fund investors.


     The fund's investment company and 1933 Act registration numbers are:
                          811-07795 and 333-11125

                                                                    IMPR45 01/01

                                                         PROSPECTUS MAY 16, 2001


--------------------------------------------------------------------------------
JPMORGAN DISCIPLINED EQUITY
VALUE FUND


             THIS PROSPECTUS OFFERS: INSTITUTIONAL SHARES

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[LOGO] JPMORGAN FLEMING
       Asset Management

Disciplined Equity Value Fund ................................ 1
Fund's Investment Adviser .................................... 3
How Your Account Works ....................................... 5
Buying Fund Shares ........................................... 5
Selling Fund Shares .......................................... 5
Other Information Concerning the Fund ........................ 6
Dividends and Distributions .................................. 7
Tax Considerations ........................................... 7
Risk and Reward Elements .....................................10
How to Reach Us ..................................... Back cover

--------------------------------------------------------------------------------
JPMORGAN
DISCIPLINED EQUITY VALUE FUND


GOAL


The Fund's goal is to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Russell 1000 Value Index. This goal can be changed without shareholder approval.

INVESTMENT APPROACH

PRINCIPAL STRATEGIES


The Fund invests primarily in large-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the Russell 1000 Value Index, which is weighted in favor of those stocks with relatively lower price-to-book ratios and other characteristics consistent with "value" investing. The Fund does not look to overweight or underweight industries relative to the Russell 1000 Value Index.


Within each industry, the Fund modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. (The process used to rank stocks according to their relative valuations is described on page 4.)


PRINCIPAL RISKS


All mutual funds carry a certain risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in this Fund:


The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of JPMorgan Investment Management, Inc.'s (JPMorgan's) research and the management team's stock picking decisions. A value stock may never reach what JPMorgan believes is its full value or it may even go down in value.


By owning a large number of stocks, with an emphasis on those that appear to JPMorgan undervalued or fairly valued, and by tracking the industry weightings of the Russell 1000 Value Index, the Fund seeks returns that modestly exceed those of that index over the long term with virtually the same level of volatility.


An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.


For a detailed discussion of the Fund's risks, as well as Fund strategies, please see pages 9-10

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.
- THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

JPMORGAN DISCIPLINED EQUITY VALUE FUND
--------------------------------------------------------------------------------


THE FUND'S PAST PERFORMANCE


The Fund is recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

INVESTOR EXPENSES

The estimated expenses of the Institutional shares before and after reimbursement are shown below. The Fund has no sales, redemption, exchange or account fees, although some institutions may charge you a fee for shares you buy through them. The estimated annual Fund expenses for Institutional shares after reimbursement are deducted from fund assets prior to performance calculations.


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM INSTITUTIONAL ASSETS)


                                          SHAREHOLDER              TOTAL      FEE WAIVER
                 MANAGEMENT DISTRIBUTION  SERVICE      OTHER       OPERATING  AND EXPENSE      NET
                 FEES       (12b-1) FEES  FEES         EXPENSES(2) EXPENSES   REIMBURSEMENT(3) EXPENSES(3)
----------------------------------------------------------------------------------------------------------
 INSTITUTIONAL   0.35       NONE          0.10%        0.44%       0.89%      0.44%            0.45%
----------------------------------------------------------------------------------------------------------


(2) OTHER EXPENSES ARE ESTIMATED FOR THE CURRENT FISCAL YEAR.


(3) REFLECTS AN AGREEMENT DATED 5/16/01 BY MORGAN GUARANTY TRUST COMPANY OF NEW YORK, AN AFFILIATE OF JPMORGAN INVESTMENT MANAGEMENT, INC., THE FUND'S INVESTMENT ADVISER, TO REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES) EXCEED 0.45% OF THE FUND'S AVERAGE DAILY NET ASSETS THROUGH 4/30/04.


EXAMPLE(3) This example helps you compare the cost of investing in Institutional shares of the Fund with the cost of investing in other mutual funds. The example assumes:


- you invest $10,000;
- you redeem all shares;
- your investment has a 5% return each year;
- you reinvest all your dividends; and
- net expenses for the period 5/16/01 through 4/30/04 and total operating expenses thereafter.


This example is for comparison only; the fund's actual return and your actual cost may be higher or lower. Based on these assumptions your cost would be:


 YOUR COST ($)                                        1YR.         3YRS.
--------------------------------------------------------------------------------
 INSTITUTIONAL                                        46           146
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND'S INVESTMENT ADVISER


THE FUND'S ADMINISTRATOR


Morgan Guaranty Trust Company of New York (the "Administrator") provides administrative services, oversees the Fund's other service providers and provides Fund officers. The Administrator receives the following annual fee on behalf of each Fund for administrative services. 0.15% of the Fund's pro-rata portion of the first $25 billion of average net assets of all non-money market funds in the JPMorgan Funds complex plus 0.075% of average net assets over $25 billion.


THE FUND'S INVESTMENT ADVISER


JPMorgan is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMorgan is located at 522 Fifth Avenue, New York, NY 10036.


JPMorgan is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company. Known for its commitment to proprietary research and its disciplined investment strategies, JPMorgan Chase is the asset management choice for many of the world's most respected corporations, financial institutions, governments and individuals. Today, JPMorgan Chase employs approximately 700 research analysts, portfolio managers, capital market researchers and traders around the world and has approximately $607 billion in assets under management.


The Fund will pay JPMorgan a management fee of 0.35% of average net assets for its services as adviser.


PORTFOLIO MANAGEMENT


The portfolio management team is led by Bernard A. Kroll, managing director, Timothy J. Devlin, vice president, and Nanette Buziak, vice president. Mr. Kroll has been at JPMorgan since August 1996, and prior to that was an equity derivatives specialist at Goldman Sachs & Co. Mr. Devlin has been at JPMorgan since July 1996, and prior to that was an equity portfolio manager at Mitchell Hutchins Asset Management Inc. Ms. Buziak has been at JPMorgan since March 1997, and prior to that was an index arbitrage trader and convertible bond portfolio manager at First Marathon America Inc.


U.S. EQUITY

MANAGEMENT APPROACH

The Fund invests primarily in U.S. stocks. In selecting investments, J.P. Morgan seeks to identify value companies that it believes display one or more of the following:


- A low price-to-earnings ratio and/or low price-to-book ratio
- Positive change in senior management
- Positive corporate restructuring
- Temporary setback in price due to factors that no longer exist


As a shareholder, you should anticipate risks and rewards beyond those of a typical balanced fund.

U.S. EQUITY INVESTMENT PROCESS

JPMorgan's internal research team of U.S.-based analysts drives the process that selects the stocks for the fund's investments using the investment process described below to determine which large-cap U.S. companies with attractive earnings outlooks and reasonable valuations are most likely to provide high total return to shareholders.

JPMORGAN DISCIPLINED EQUITY VALUE FUND
--------------------------------------------------------------------------------


In managing the Fund, JPMorgan employs a three-step process:

RESEARCH JPMorgan takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential. JPMorgan's in-house research is developed by an extensive worldwide network of over 125 career analysts. The team of analysts dedicated to U.S. equities includes more than 20 members, with an average of over ten years of experience.

VALUATION The research findings allow JPMorgan to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

STOCK SELECTION In general, the team selects stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the team often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price
- impact on the overall risk of the portfolio relative to the benchmark
- temporary mispricings caused by market overreactions

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE RUSSELL 1000 VALUE INDEX OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

--------------------------------------------------------------------------------
HOW YOUR ACCOUNT WORKS


BUYING FUND SHARES


You don't pay any sales charge (sometimes called a load) when you buy Institutional Shares in the Fund. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.


The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange, each day the Fund receives orders. You'll pay the next NAV calculated after the JPMorgan Institutional Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.


You can buy Institutional Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Fund. Shares are available on any business day the New York Stock Exchange is open. If we receive your order by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Institutional Funds Service Center, the agent could set an earlier deadline.


All purchases of Institutional Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to reject any purchase order or to cease offering shares at any time.


To open an account, buy or sell shares or get fund information, call the JPMorgan Institutional Funds Service Center at 1-800-766-7722.


MINIMUM INVESTMENTS


Investors must buy a minimum $3,000,000 worth of Institutional Class Shares and the Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The Fund may waive this minimum at its discretion.


SELLING FUND SHARES


When you sell your shares you'll receive the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.


We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. Federal law allows the

HOW YOUR ACCOUNT WORKS
--------------------------------------------------------------------------------

Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.


You may sell your shares in two ways:


THROUGH YOUR FINANCIAL SERVICE FIRMS


Tell your firm you want to sell the Fund. They'll send all necessary documents to the JPMorgan Institutional Funds Service Center.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER


Call 1-800-766-7722. We'll send the proceeds by wire only to the bank account on our records.


REDEMPTIONS-IN-KIND


The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.


EXCHANGING SHARES


You can exchange your Institutional Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-766-7722 for details.


You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.


EXCHANGING BY PHONE


You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.


OTHER INFORMATION
CONCERNING THE FUNDS


We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account.


Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund take reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.


You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment

                                                          HOW YOUR ACCOUNT WORKS
--------------------------------------------------------------------------------

representative or agent. We may modify or cancel the sale of shares by phone without notice.


JPMorgan Fund Distributors, Inc. (JPF) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.


The Fund has agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.10% of the average daily net assets of the Institutional Class Shares of the Fund held by investors serviced by the shareholder servicing agent.


The advisers and/or JPF may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.


The Fund may issue multiple classes of shares. This prospectus relates only to Institutional Shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.


DIVIDENDS AND DISTRIBUTIONS


The Fund can earn income and can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.


The Fund typically pays income dividends four times per year. The Fund typically makes capital gains distributions, if any, once per year (usually in December). However, the Fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. The Fund's dividends and distributions consist of most or all of its net investment income and net capital gain.


You have three options for your distributions. You may:


- reinvest all of them in additional Fund shares without a sales charge;
- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or
- take all distributions in cash or as a deposit in a pre-assigned bank account.


If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends won't be affected by the form in which you receive them.


TAX CONSIDERATIONS


While the Fund attempts to minimize taxable distributions, there can be no assurance that taxable distributions can be avoided. In general, selling shares for cash, exchanging shares and receiving distributions (whether reinvested or taken in cash) are all taxable events.

                                                          HOW YOUR ACCOUNT WORKS
--------------------------------------------------------------------------------

These transactions typically create the following tax liabilities for taxable accounts:


 TRANSACTION                TAX STATUS
----------------------------------------------------------
 INCOME DIVIDENDS           ORDINARY INCOME
----------------------------------------------------------
 SHORT-TERM CAPITAL         ORDINARY INCOME
 GAINS DISTRIBUTIONS
----------------------------------------------------------
 LONG-TERM CAPITAL          LONG-TERM CAPITAL GAINS
 GAINS DISTRIBUTIONS
----------------------------------------------------------
 SALES OR EXCHANGES OF      LONG-TERM CAPITAL GAINS
 SHARES OWNED FOR           OR LOSSES
 MORE THAN ONE YEAR
----------------------------------------------------------
 SALES OR EXCHANGES OF      SHORT-TERM GAINS OR LOSSES
 SHARES OWNED FOR           ARE TREATED AS
 ONE YEAR OR LESS           ORDINARY INCOME OR LOSS
----------------------------------------------------------


If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received the preceding year and the tax status of those distributions.


The above is a general summary of tax implications of investing in the Fund. Please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

--------------------------------------------------------------------------------
FUND DETAILS

BUSINESS STRUCTURE

The Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. Information about other series or classes is available by calling 1-800-766-7722. In the future, the trustees could create other series or share classes, which would have different expenses. Fund shareholders are entitled to one full or fractional vote for each dollar or fraction of a dollar invested.

MANAGEMENT AND
ADMINISTRATION

The Fund and the other series of J.P. Morgan Series Trust are governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Morgan Guaranty Trust Company of New York (Morgan), as administrator, oversees the fund's other service providers.


The Fund, subject to the expense reimbursements described earlier in this prospectus, pays JPMorgan or Morgan, as applicable the following fees for investment advisory and other services:


 ADVISORY SERVICES         0.35% OF THE FUND'S AVERAGE
                           NET ASSETS
--------------------------------------------------------
 ADMINISTRATIVE SERVICES   FUND'S PRO-RATA PORTION OF
                           0.15% OF THE FIRST $25 BILLION
                           OF AVERAGE NET ASSETS IN
                           JPMORGAN-ADVISED PORTFOLIOS
                           PLUS 0.075% OF AVERAGE
                           NET ASSETS OVER $25 BILLION
----------------------------------------------------------
 SHAREHOLDER SERVICES      0.10% OF THE FUND'S AVERAGE
                           NET ASSETS
----------------------------------------------------------


 Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in the Fund.

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.


------------------------------------------------------------------------------------------------------------------------------------
 POTENTIAL RISKS                              POTENTIAL REWARDS                        POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
 MARKET CONDITIONS

 - The Fund's share price and performance     - Stocks have generally outperformed     - Under normal circumstances the fund plans
   will fluctuate in response to stock          more stable investments (such as bonds   to remain fully invested, with at least 65%
   market movements                             and cash equivalents) over the long      in stocks; stock investments may include
 - Adverse market conditions may from time      term (past performance, however, is      U.S. common stocks, convertible securities,
   to time cause the Fund to take temporary     not indicative of future performance)    preferred stocks, trust or partnership
   defensive positions that are inconsistent                                             interests, warrants and rights
   with its principal investment strategies                                            - The Fund seeks to limit risk through
   and may hinder the fund from achieving                                                diversification
   its investment objective                                                            - During severe market downturns, the Fund
                                                                                         has the option of investing up to 100% of
                                                                                         assets in investment-grade short-term
                                                                                         securities

------------------------------------------------------------------------------------------------------------------------------------
 MANAGEMENT CHOICES

 - The Fund could underperform its benchmark  - The Fund may outperform its benchmark  - JPMorgan focuses its active management on
   due to its securities and asset              due to these same choices                securities selection, the area where it
   allocation choices                                                                    believes its commitment to research can
                                                                                         most enhance returns

------------------------------------------------------------------------------------------------------------------------------------
 WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

 - When the Fund buys securities before       - The Fund can take advantage of         - The Fund uses segregated accounts to offset
   issue, or for delayed delivery, it           attractive transaction opportunities     leverage risk
   could be exposed to leverage risk if
   it does not use segregated accounts

------------------------------------------------------------------------------------------------------------------------------------
 SHORT-TERM TRADING

 - Increased trading could raise the fund's   - The Fund may realize gains in a short  - The Fund generally avoids short-term
   brokerage and related costs                  period of time                           trading, except to take advantage of
 - Increased short-term capital gains         - The Fund may protect against losses      attractive or unexpected opportunities or
   distributions could raise shareholders'      if a stock is overvalued and its         to meet demands generated by shareholder
   income tax liability                         value later falls                        activity

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 POTENTIAL RISKS                                POTENTIAL REWARDS                     POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
  DERIVATIVES

  - Derivatives such as futures, options and    - Hedges that correlate well with     - The Fund uses derivatives, such as futures,
    swaps(1) that are used for hedging the        underlying positions can reduce or    options and swaps for hedging and for risk
    portfolio or specific securities may not      eliminate losses at low cost          management (i.e., to establish or adjust
    fully offset the underlying positions and   - The Fund may make money and protect   exposure to particular securities or
    this could result in losses to the fund       against losses if the investment      markets)
    that would not have otherwise occurred        analysis proves correct             - While the fund may use derivatives that
  - Derivatives used for risk management may    - Derivatives that involve leverage     incidentally involve leverage, it does not
    not have the intended effects and may         may generate substantial gains at     use them for the specific purpose of
    result in losses or missed opportunities      low cost                              leveraging its portfolio
  - The counterparty to a derivatives
    contract could default
  - Derivatives that involve leverage could
    magnify losses
  - Certain types of derivatives involve
    costs to the fund which can reduce
    returns

------------------------------------------------------------------------------------------------------------------------------------
  SECURITIES LENDING

  - When the fund lends a security, there is    - The Fund may enhance income through - JPMorgan maintains a list of approved
    a risk that the loaned securities may         the investment of the collateral      borrowers
    not be returned if the borrower defaults      received from the borrower          - The Fund receives collateral equal to at
  - The collateral will be subject to the                                               least 100% of the current value of
    risks of the securities in which it is                                              securities loaned
    invested                                                                          - The lending agents indemnify a fund against
                                                                                        borrower default
                                                                                      - JPMorgan's collateral investment guidelines
                                                                                        limit the quality and duration of collateral
                                                                                        investment to minimize losses
                                                                                      - Upon recall, the borrower must return the
                                                                                        securities loaned within the normal
                                                                                        settlement period
------------------------------------------------------------------------------------------------------------------------------------


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another.

--------------------------------------------------------------------------------
HOW TO REACH US

For investors who want more information on the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain financial statements, performance data, information on portfolio holdings and a written analysis of market conditions and Fund performance for the Fund's most recently completed fiscal year or half-year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides a fuller technical and legal description of the Fund's policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.


Copies of the current versions of these documents, along with other information about the Fund, may be obtained without charge by contacting:

JPMORGAN FUNDS
JPMORGAN FUNDS SERVICES
522 FIFTH AVENUE
NEW YORK, NY 10036

TELEPHONE: 1-800-766-7722

HEARING IMPAIRED: 1-888-468-4015

E-MAIL:
JPM_Mutual_Funds@JPMorgan.com

Text-only versions of these documents and this prospectus are available upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-202-942-8090) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov; copies also may be obtained, after paying a duplicating fee, by e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.


JPMORGAN MUTUAL FUNDS AND THE MORGAN TRADITION

JPMorgan Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on JPMorgan's extensive experience and depth as an investment manager, the JPMorgan Funds offer a broad array of distinctive opportunities for mutual Fund investors.

JPMORGAN

JPMorgan Series Trust

The Fund's investment company and 1933 Act registration numbers are 811-07795 and 333-11125.

                                                                    IMPR46 05/01

                                             STATEMENT OF ADDITIONAL INFORMATION



                                                                    MAY 16, 2001






                            J.P. MORGAN SERIES TRUST



                     J.P. MORGAN GLOBAL HIGH YIELD BOND FUND


          (INSTITUTIONAL, SELECT, CLASS A, CLASS B AND CLASS C SHARES)






                   522 FIFTH AVENUE, NEW YORK, NEW YORK 10036











THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES DATED MAY 16, 2001 FOR THE RELEVANT CLASS OF SHARES FOR THE FUND LISTED ABOVE, AS SUPPLEMENTED FROM TIME TO TIME. THE PROSPECTUSES IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST FROM J.P. MORGAN FUND DISTRIBUTORS, INC., ATTENTION: J.P. MORGAN SERIES TRUST AT (800) 221-7930, OR IN WRITING AT 1211 AVENUE OF THE AMERICAS, NEW YORK, NY 10036.

                                TABLE OF CONTENTS


                                                                         PAGE


GENERAL.....................................................................1
INVESTMENT OBJECTIVE AND POLICIES...........................................1
INVESTMENT RESTRICTIONS....................................................23
TRUSTEES AND ADVISORY BOARD................................................25
OFFICERS...................................................................28
CODES OF ETHICS............................................................30
INVESTMENT ADVISOR.........................................................30
ADMINISTRATOR..............................................................31
DISTRIBUTOR................................................................32
CUSTODIAN AND TRANSFER AGENT...............................................34
SHAREHOLDER SERVICING......................................................34
DISTRIBUTION PLAN..........................................................35
FINANCIAL PROFESSIONALS....................................................36
INDEPENDENT ACCOUNTANTS....................................................37
EXPENSES...................................................................37
PURCHASE OF SHARES.........................................................38
REDEMPTION OF SHARES.......................................................41
EXCHANGE OF SHARES.........................................................43
CONVERSION OF SHARE CLASS..................................................43
DIVIDENDS AND DISTRIBUTIONS................................................44
NET ASSET VALUE............................................................44
PERFORMANCE DATA...........................................................45
FUND TRANSACTIONS..........................................................46
MASSACHUSETTS TRUST........................................................47
DESCRIPTION OF SHARES......................................................48
TAXES......................................................................49
ADDITIONAL INFORMATION.....................................................54
APPENDIX A -- DESCRIPTION OF SECURITIES RATINGS...........................A-1

GENERAL



         J.P. Morgan Global High Yield Bond Fund (the "Fund") is a series of J.P. Morgan Series Trust, an open-end management investment company organized as a Massachusetts business trust (the "Trust") on August 15, 1996. The Trustees of the Trust have authorized the issuance and sale of shares of five classes of the Fund (Institutional, Select, Class A, Class B and Class C shares). As of the date of this Statement of Additional Information ("SAI"), the Fund had not commenced operations.



         This SAI describes the investment objective and policies, management and operation of the Fund and provides additional information with respect to the Fund. This SAI should be read in conjunction with the Fund's current Prospectuses (the "Prospectuses"). Capitalized terms not otherwise defined in this SAI have the meanings assigned to them in the Prospectuses. The Trust's executive offices are located at 522 Fifth Avenue, New York, New York 10036.


         The Fund is advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor").

         SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.

INVESTMENT OBJECTIVE AND POLICIES


         The following discussion supplements the information in the Fund's Prospectuses regarding the investment objective and policies of the Fund.



         The Fund's investment objective is high total return. It is designed for aggressive investors seeking to diversify an investment portfolio by investing in high yield fixed income securities of foreign and domestic issuers. The Fund attempts to achieve its investment objective by investing primarily in below investment grade debt obligations of U.S. and non-U.S. issuers.



INVESTMENT PROCESS



         In managing the Fund, JPMorgan employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.



         SECTOR ALLOCATION: The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

         SECURITY SELECTION: Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.



         DURATION MANAGEMENT: Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration is generally shorter than its average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.



FIXED INCOME INVESTMETNS



         The Fund may invest in a broad range of debt securities of domestic and foreign corporate and government issuers. The corporate securities in which the Fund may invest include debt securities of various types and maturities, e.g., debentures, notes, collateralized securities including equipment trust certificates including, zero coupon step-up securities and asset-backed securities.


COLLATERALIZED SECURITIES


          Collateralized securities are backed by a pool of assets such as loans or receivables which generate cash flow to cover the payments due on the securities. Collateralized securities are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, the Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower.


CORPORATE BONDS AND OTHER DEBT SECURITIES

         The Fund may invest in publicly and privately issued debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and also may be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. A more detailed description of these investments is in "Quality and Diversification Requirements" below. For information on short-term investments in these securities, see "Money Market Instruments."


         ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT (STEP-UP) SECURITIES. Zero coupon securities are debt securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities, or step-up bonds, are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because the Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities and may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy certain distribution requirements that must be met to avoid liability for Federal income and excise taxes. See "Taxes". Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.


         ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

FOREIGN INVESTMENTS

         The Fund makes substantial investments in foreign countries. Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or in other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts

("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. An unsponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer of the underlying foreign security. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

         Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

         Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by domestic companies.

         Investors should realize that the value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administration or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investment made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

         In addition, while the volume of transactions effected on foreign exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

         Since investments in foreign securities may involve foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Fund may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Fund's currency exposure. See "Foreign Currency Exchange Transactions" below.

         FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Fund may buy and sell securities and receive interest in currencies other than the U.S. dollar, the Fund may enter from time to time into foreign currency exchange transactions. The Fund either enters into these transactions on a spot (i.e.
cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of the Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

         A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         The Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Fund may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, the Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency. The Fund will only enter into forward contracts to sell a foreign currency for another foreign currency if the Advisor expects the foreign currency purchased to appreciate against the U.S. dollar.

         Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

         SOVEREIGN FIXED INCOME SECURITIES. The Fund may invest in fixed income securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. Investment in sovereign fixed income securities involves special risks not present in corporate fixed income securities. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

         A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

         BRADY BONDS. The Fund may invest in Brady bonds which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

         OBLIGATIONS OF SUPRANATIONAL ENTITIES. The Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

INVESTING IN EMERGING MARKETS

         The Fund may also invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

         Transaction costs in emerging markets may be higher than in the United States and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

         The Fund may make investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Fund's securities are quoted would reduce the Fund's net asset value.

         RESTRICTIONS ON INVESTMENT AND REPATRIATION. Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

ADDITIONAL INVESTMENTS

         CONVERTIBLE SECURITIES. The Fund may invest in convertible securities of domestic and foreign issuers. The convertible securities in which the Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will segregate liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.

         STRUCTURED SECURITIES. The Fund may invest in structured securities, including currency linked securities. The interest rate or, in some cases, the principal payable at the maturity of a structured security may change positively or inversely in relation to one or more interest rates, financial indices, currency rates or other financial indicators (reference prices). A structured security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on a structured security is a multiple of the change in the reference price. Thus, structured securities may decline in value due to adverse market changes in currency exchange rates and other reference prices.

         The Fund may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates or indexes. For instance, derivatives include futures, options forward contracts, structured notes and various over-the-counter instruments.

         Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: first, to reduce risk by hedging (offsetting) an investment position; second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives; and lastly to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater loss for the Fund.

         RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with the Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk.

         MARKET RISK. Entering into a derivative contract involves a risk that the applicable market will move against the Fund's position and that the Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by the Fund.

         LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage the Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by the Fund. If the Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to segregate liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

         CORRELATION RISK. The Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and the Fund's assets.

         CREDIT RISK. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

         LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. The Fund's ability to terminate over-the-counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.

         INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by the Fund to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, provided however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

         The Securities and Exchange Commission ("SEC") has granted the Trust an exemptive order permitting the Fund to invest the Fund's uninvested cash in any of the following affiliated money market funds: J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The order sets the following conditions: (1) the Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Advisor will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory and shareholder servicing fees.

         REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund will segregate securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. See "Investment Restrictions" for the Fund's limitations on reverse repurchase agreements and bank borrowings.

         LOANS OF SECURITIES. The Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances, including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Fund will not lend securities to any officer, Trustee, Member of the Advisory Board, Director, employee or other affiliate of the Fund or the Trust, the Advisor or the Distributor, unless otherwise permitted by applicable law.

         ILLIQUID INVESTMENTS; PRIVATELY PLACED AND CERTAIN UNREGISTERED SECURITIES. The Fund may not acquire any illiquid holdings if, as a result thereof, more than 15% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid holdings or receives upon resale may be lower than the price paid or received for similar holdings with a more liquid market. Accordingly, the valuation of these holdings will reflect any limitations on their liquidity.

         The Fund also may purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor and approved by the Trustees. The Trustees will monitor the Advisor's implementation of these guidelines on a periodic basis.

         As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a holding under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

MONEY MARKET INSTRUMENTS

         Although the Fund intends, under normal circumstances and to the extent practicable, to be fully invested in high yield fixed income securities, the Fund may invest in money market instruments to invest temporary cash balances, to maintain liquidity to meet redemptions or as a defensive measure during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Fund appears below. Also see "Quality and Diversification Requirements."

         U.S. TREASURY SECURITIES. The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

         ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

         FOREIGN GOVERNMENT OBLIGATIONS. The Fund may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

         BANK OBLIGATIONS. The Fund may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks (Euros) and (iii) U.S. branches of foreign banks (Yankees). The Fund will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Fund may also invest in international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

         COMMERCIAL PAPER. The Fund may invest in commercial paper. Commercial Paper is defined as short term obligations with maturities from 2 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial Paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and JPMIM acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Advisor or its affiliates pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Pursuant to an order, the Advisor, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change.

Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Advisor. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan Guaranty Trust Company of New York ("Morgan"), an affiliate of the Advisor, to whom Morgan, in its capacity as a commercial bank, has made a loan.

         REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Fund's Trustees. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Fund may be delayed or limited.


         The Fund may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including without limitation corporate and foreign bonds, and other obligations described in this SAI.


QUALITY AND DIVERSIFICATION REQUIREMENTS

         The Fund intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of its assets: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the

Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

         The Fund also will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes."


         The higher total return sought by the Fund is generally obtainable from high yield, high risk securities in the lower rating categories of the established rating services. These securities are rated below Baa by Moody's or below BBB by Standard & Poor's and as low as the lowest ratings assigned by such agencies. Lower rated securities are generally referred to as junk bonds. See the Appendix attached to this SAI for a description of the characteristics of the various ratings categories. The Fund is not obligated to dispose of securities whose issuers subsequently are in default. The credit ratings of Moody's and Standard & Poor's (the "Rating Agencies"), such as those ratings described in this SAI, may not be changed by the Rating Agencies in a timely fashion to reflect subsequent economic events. The credit ratings of securities do not evaluate market risk. The Fund may also invest in unrated securities which, in the opinion of the Advisor, offer comparable yields and risks to the rated securities in which the Fund may invest.


         Debt securities that are rated in the lower rating categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income, including the possibility of default or bankruptcy of the issuer of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. Although the Advisor seeks to minimize these risks through diversification, investment analysis and attention to current developments in interest rates and economic conditions, there can be no assurance that the Advisor will be successful in limiting the Fund's exposure to the risks associated with lower rated securities. Because the Fund invests in securities in the lower rated categories, the achievement of the Fund's investment objective is more dependent on the Advisor's ability than would be the case if the Fund were investing in securities in the higher rated categories.

         Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to determine accurately the Fund's net asset value.

         Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations may make it more difficult to dispose of the Fund's investments in high yield securities and to value accurately these assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield bonds. In addition, the Fund's investments in high yield securities may be susceptible to adverse publicity and investor perceptions whether or not justified by fundamental factors.

         In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

OPTIONS AND FUTURES TRANSACTIONS


         The Fund may purchase and sell (a) exchange traded and over-the-counter ("OTC") put and call options on fixed income securities or indexes of fixed income securities, (b) futures contracts on indexes of fixed income securities and (c) put and call options on futures contracts on indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.


         The Fund may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Fund's overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund's objective, and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Fund's return. While the use of these instruments by the Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Funds' return. Certain strategies limit the Fund's possibilities to realize gains as well as limit its exposure to losses. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

         The Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

         PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

         The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the costs of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

         The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

         SELLING (WRITING) PUT AND CALL OPTIONS. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses the exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

         If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

         Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

         The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

         OPTIONS ON INDEXES. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

         For a number of reasons, a liquid market may not exist and thus the Fund may not be able to close out an option position that it has previously entered into. When the Fund purchases an OTC option (described below), it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.


         EXCHANGE TRADED AND OTC. All options purchased or sold by the Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Trust's Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.


         Provided that the Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, the Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may purchase or sell (write) futures contracts and purchase or sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position. Currently, futures contracts are available on various types of fixed income securities, including, but not limited to, U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities.

         When the Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

         The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when the Fund buys or sells a futures contract it will be required to deposit "initial margin" in the name of its futures broker, known as a futures commission merchant (FCM). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. The Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for the Fund to close out its futures positions. Until it closes out a futures position, the Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

         Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

         The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by the Fund are paid into a segregated account, in the name of the FCM, as required by the 1940 Act and the SEC interpretations thereunder.

         The Fund is permitted to purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

         POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption from the exchange cannot be obtained, the Fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

         ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Fund will not be a commodity pool, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money (option contract on a stock whose current market price is above the striking price of a call option or below the striking price of a put option) at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

         In addition, the Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will segregate appropriate liquid assets in the amount prescribed. Securities so segregated cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         SWAPS AND RELATED SWAP PRODUCTS. The Fund may engage in swap transactions, including, but not limited to, interest rate, currency, index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

         The Fund may enter into swap transactions for any legal purpose consistent with its investment objective, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. The Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that the Fund may be required to pay.

         Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a prespecified notional amount with prespecified terms with the seller of the option as the counterparty.

         The "notional amount" of the swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example one swap counterparty may agree to pay a floating rate of interest (e.g., U.S. 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event the Fund is obligated to make payments more frequently than it receives payments from the other party, the Fund will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by the Fund, payments by the parties will be exchanged on a "net basis" and the Fund will receive or pay, as the case may be, only the net amount of the two payments.

         The amount of the Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap, floor or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional interest rate swaps, swap transactions tend to be more volatile than many other types of investments.

         The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If the Advisor is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund. The Advisor will, however, consider such risks and will enter into swap transactions only when it believes that the risks are not unreasonable.

         The Fund will maintain cash or segregate liquid assets in an amount sufficient at all times to cover its current obligations under its swap transactions. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of the Fund's accrued obligations under the agreement.

         The Fund will not enter into any swap transaction, cap, floor or collar, unless the counterparty to the transaction is deemed creditworthy by the Advisor. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

         The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Advisor and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume, (2) the number of dealers and end uses for the instrument in the marketplace, (3) the level of marketmaking,
(4) the nature of the instrument (including any right of a party to terminate it on demand) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

         During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

         The federal income tax treatment of swap transactions may impose limitations on the extent to which the Fund may engage in such transactions.

RISK MANAGEMENT

         The Fund may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Advisor wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Fund to purchase futures contracts on long term debt securities. Similarly, if the Advisor wishes to decrease the maturities of fixed income securities, it could cause the Fund to sell futures contracts on debt securities. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

PORTFOLIO TURNOVER

         The Fund expects that its annual portfolio turnover rate will be between 50% and 100%. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent that net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.

INVESTMENT RESTRICTIONS

         The investment restrictions below have been adopted by the Trust with respect to the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a security holders meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

         The Fund:


1. May not make any investments inconsistent with the Fund's classification as a diversified investment company under the 1940 Act;

2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry, except as otherwise permitted by the SEC;



3. May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;



4.       May not borrow money, except to the extent permitted by applicable law;



5. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;



6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities directly or indirectly secured by real estate or (b) securities issued by issuers that invest in real estate;



7. May not purchase or sell commodities or commodites contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodity contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and



8. May not make loans to other persons, except in accordance with the Fund's investment objectives and policies and to the extent permitted by applicable law.


         NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Trustees. These non-fundamental investment policies require that the Fund:


1. May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments that are illiquid;



2. May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and



3. May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

         There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

         For purposes of fundamental investment restrictions regarding industry concentration, the Advisor may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With the Securities and Exchange Commission or other sources. In the absence of such classification or if the Advisor determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Advisor may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.


TRUSTEES AND ADVISORY BOARD



TRUSTEES


         The Trustees of the Trust, their business addresses, principal occupations during the past five years and dates of birth are set forth below. The mailing address of the Trustees is c/o Pierpont Group, Inc., 461 Fifth Avenue, New York, New York 10017.

         FREDERICK S. ADDY -- Trustee; Retired; Former Executive Vice President and Chief Financial Officer, Amoco Corporation. His date of birth is January 1, 1932.

         WILLIAM G. BURNS -- Trustee; Retired; Former Vice Chairman and Chief Financial Officer, NYNEX. His date of birth is November 2, 1932.

         ARTHUR C. ESCHENLAUER -- Trustee; Retired; Former Senior Vice President, Morgan Guaranty Trust Company of New York. His date of birth is May 23, 1934.

         MATTHEW HEALEY (*) -- Trustee; Chairman and Chief Executive Officer; Chairman, Pierpont Group, Inc. ("Pierpont Group") since prior to 1995. His date of birth is August 23, 1937.

         MICHAEL P. MALLARDI -- Trustee; Retired; Former Senior Vice President, Capital Cities/ABC, Inc. and President, Broadcast Group. His date of birth is March 17, 1934.


----------
* Mr. Healey is an "interested person" (as defined in the 1940 Act) of the Trust.


         Each Trustee is currently paid an annual fee of $75,000 for serving as Trustee of the Trust, each of the Master Portfolios (as defined below), J.P. Morgan Funds and J.P. Morgan

Institutional Funds and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these funds.

         Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 2000 are set forth below.

------------------------------------------------ ------------------------------ -------------------------------------------
                                                                                TOTAL TRUSTEE COMPENSATION ACCRUED BY THE
                                                 AGGREGATE TRUSTEE              MASTER PORTFOLIOS (*), J.P. MORGAN FUNDS,
                                                 COMPENSATION PAID BY THE       J.P. MORGAN INSTITUTIONAL FUNDS AND THE
NAME OF TRUSTEE                                  TRUST DURING 2000              TRUST DURING 2000 (**)
------------------------------------------------ ------------------------------ -------------------------------------------
Frederick S. Addy, Trustee                       $1,810                         $75,000
------------------------------------------------ ------------------------------ -------------------------------------------

William G. Burns, Trustee                        $1,810                         $75,000
------------------------------------------------ ------------------------------ -------------------------------------------

Arthur C. Eschenlauer, Trustee                   $1,810                         $75,000
------------------------------------------------ ------------------------------ -------------------------------------------

Matthew Healey, Trustee (***)
   Chairman and Chief Executive
   Officer                                       $1,810                         $75,000
------------------------------------------------ ------------------------------ -------------------------------------------

Michael P. Mallardi, Trustee                     $1,810                         $75,000
------------------------------------------------ ------------------------------ -------------------------------------------

(*)      Includes each portfolio in which a series of J.P. Morgan Funds or J.P.
Morgan Institutional Funds invests. The J.P. Morgan Funds and J.P. Morgan Institutional Funds are each multi-series registered investment companies that are part of a two-tier (master-feeder) investment fund structure. Each series of the J.P. Morgan Funds and J.P. Morgan Institutional Funds is a feeder fund that invests all of its investable assets in one of 19 separate master portfolios (collectively the "Master Portfolios") for which JPMIM acts as investment adviser, 14 of which are registered investment companies.

(**)     No investment company within the fund complex has a pension or retirement plan. Currently there are 17 investment companies (14 investment companies comprising the Master Portfolios, J.P. Morgan Funds, J.P. Morgan Institutional Funds and the Trust) in the fund complex.

(***)    During 2000, Pierpont Group paid Mr. Healey, in his role as Chairman of
Pierpont Group, compensation in the amount of $200,00, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.

         The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Trust has entered into a Fund Services Agreement with Pierpont Group to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Trust. Pierpont Group was organized in July 1989 to provide services for the J.P. Morgan Family of Funds (formerly "The Pierpont Family of Funds"), and the Trustees are the equal and sole shareholders of Pierpont Group. The Trust, J.P. Morgan Funds, J.P. Morgan Institutional Funds and each Master Portfolio have agreed to pay Pierpont Group a fee in an amount representing its reasonable costs in performing these services. These costs are periodically reviewed by the Trustees. The principal offices of Pierpont Group are located at 461 Fifth Avenue, New York, New York 10017.

ADVISORY BOARD

         The Trustees determined as of January 26, 2000 to establish an advisory board and appoint four members ("Members of the Advisory Board") thereto. Each member serves at the pleasure of the Trustees. The advisory board is distinct from the Trustees and provides advice to the Trustees as to investment, management and operations of the Trust; but has no power to vote upon any matter put to a vote of the Trustees. The advisory board and the members thereof also serve each of the Trusts and the Master Portfolios. It is also the current intention of the Trustees that the Members of the Advisory Board will be proposed at the next shareholders' meeting, expected to be held within a year from the date hereof, for election as Trustees of each of the Trusts and the Master Portfolios. The creation of the Advisory Board and the appointment of the members thereof was designed so that the Board of Trustees will continuously consist of persons able to assume the duties of Trustees and be fully familiar with the business and affairs of each of the Trusts and the Master Portfolios, in anticipation of the current Trustees reaching the mandatory retirement age of seventy. Each Member of the Advisory Board is paid an annual fee of $75,000 for serving in this capacity for the Trust, each of the Master Portfolios, the J.P. Morgan Funds and the J.P. Morgan Institutional Funds and is reimbursed for expenses incurred in connection for such service. The Members of the Advisory Board may hold various other directorships unrelated to these funds. The mailing address of the Members of the Advisory Board is c/o Pierpont Group, Inc., 461 Fifth Avenue, New York, New York 10017. Their names, principal occupations during the past five years and dates of birth are set forth below:

Ann Maynard Gray -- President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Her date of birth is August 22, 1945.

John R. Laird -- Retired; Former Chief Executive Officer, Shearson Lehman Brothers and The Boston Company. His date of birth is June 21, 1942.

Gerard P. Lynch ** -- Retired; Former Managing Director, Morgan Stanley Group and President and Chief Operating Officer, Morgan Stanley Services, Inc. His date of birth is October 5, 1936.

James J. Schonbachler -- Retired; Former Managing Director, Bankers Trust Company, and Chief Executive Officer and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. His date of birth is January 26, 1943.

----------
**       Mr. Lynch may be deemed an "interested person" (as defined in the 1940
Act) of the Advisor due to his son's affiliation with an affiliate.


OFFICERS



         The Trust's executive officers (listed below), other than the Chief Executive Officer and the officers who are employees of the Advisor, are provided and compensated by J.P. Morgan Fund Distributors, Inc. (the "Distributor"), a subsidiary of the BYSIS Group, Inc. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.



         The officers of the Trust, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers, unless otherwise noted, is 1211 Avenue of the Americas, New York, NY 10036.






















         DAVID WEZDENKO; President and Treasurer; Vice President, J.P. Morgan Investment Management Inc. Mr. Wezdenko is the Chief Operating Officer for the U.S. Mutual Funds and Financial Intermediaries Business. Since joining J. P. Morgan in 1996, he has held numerous financial and operations related positions supporting the J. P. Morgan pooled funds business. His address is 522 Fifth Avenue, New York, New York, 10036. His date of birth is October 2, 1963.



         Sharon Weinberg; Vice President and Secretary. Vice President, J.P. Morgan Investment Management Inc. Ms. Weinberg is head of Business and Product Strategy for the U.S. Mutual Funds and Financial Intermediaries business. Since joining J.P. Morgan in 1996 in New York, she has held numerous positions throughout the asset management business in mutual funds marketing, legal, and product development. Her address is 522 Fifth Avenue, New York, New York 10036. Her date of birth is June 15, 1959.



         PAUL M. DERUSSO; Vice President and Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. DeRusso has served in Funds Administration as Manager of the Budgeting and Expense Group for the J.P. Morgan Fund complex and their successor on the heritage Chase side since prior to 1996. His address is 522 Fifth Avenue, New York, New York 10036. His date of birth is December 3, 1954.



         CHRISTINE ROTUNDO; Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Ms. Rotundo serves as Manager of the Funds Infrastructure group and is responsible for the management of special projects. Prior to January 2000, she served as Manager of the Tax Group in the Funds Administration group and was responsible for U.S. mutual fund tax matters. Her address 522 Fifth Avenue, New York, New York 10036. Her date of birth is September 26, 1965.



         STEPHEN UNGERMAN; Vice President and Assistant Treasurer. Vice President, JP Morgan Investment Management Inc. Mr. Ungerman is head of the Fund Services Group within Fund Administration. Prior to joining JP Morgan in 2000, he held a number of senior management positions in Prudential Insurance Co. of America's asset management business, includes Assistant General Counsel, Tax Director, and Co-head of Fund Administration Dept. Mr. Ungerman was also the Assistant Treasurer of all mutual funds managed by Prudential. His address is 522 Fifth Avenue, New York, New York 10016. His date of birth is June 2, 1953.



         MARY JO PACE; Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Ms. Pace serves in the Funds Administration group as a Manager for the Budgeting and Expense Processing Group since prior to 1996. Her address 522 Fifth Avenue, New York, New York 10036. Her date of birth is March 13, 1966.



         LAI MING FUNG; Assistant Treasurer. Associate, J.P. Morgan Investment Management Inc. Ms. Fung serves in the Funds Administration group as a Budgeting Analyst for the Budgeting & Expense Group. Prior to April 1999, she worked with Morgan Stanley Dean Witter as a Section Head in the Fund Accounting Group. Her address is 522 Fifth Avenue, New York, New York 10036. Her date of birth is September 8, 1974.



         JOSEPH J. BERTINI; Vice President and Assistant Secretary. Vice President and Assistant General Council, J.P. Morgan Investment Management Inc. Prior to October of 1997, he was an attorney in the Mutual fund Group at SunAmerica Asset Management Inc. His address is 522 Fifth Avenue, New York, New York 10036. His date of birth is November 4, 1965.



         JUDY R. BARTLETT; Vice President and Assistant Secretary. Vice President and Assistant General Council, J.P. Morgan Investment Management Inc. since September 2000. From August 1998 through August 2000, Ms. Bartlett was Associate counsel at New York Life Insurance Company where she served as assistant secretary for the Mainstay Funds. From October 1995 through July 1998, Ms. Bartlett was an associate at the law firm of Willie, Farr & Gallagher. Her address is 522 Fifth Avenue, New York, New York 10036. Her date of birth is May 29, 1965.



         MARTIN R. DEAN; Assistant Treasurer. Vice President, Administration Services, BISYS Fund Services, Inc.; formerly Senior Manager, KPMG Peat Marwick (1987-1994). His address is 3435 Stelzer Road, Columbus, OH 43219. His date of birth is September 27, 1963.



         LISA HURLEY; Assistant Secretary. Executive Vice President and General Counsel, BISYS Fund Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Her address is 90 Park Avenue, New York, NY 10016. Her date of birth is May 29, 1955.



         ALAINA METZ; Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Her address is 3435 Stelzer Road, Columbus, OH 43219. Her date of birth is April 7, 1967.



         As of the date of this SAI the officers, Trustees and Members of the Advisory Board as a group owned less than 1% of the shares of the Trust.

CODES OF ETHICS


         The Trust, the Advisor and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Fund. Such purchases, however, are subject to preclearance and other procedures reasonably necessary to prevent access persons from engaging in any unlawful conduct set forth in Rule 17j-1.

INVESTMENT ADVISOR


         The Trust has retained JPMIM as Investment Advisor to provide investment advice and portfolio management services to the Fund, pursuant to an Investment Advisory Agreement, dated as of May 11, 1998. Subject to the supervision of the Fund's Trustees, the Advisor makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments.



         The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Trust. See "Additional Information."



         The Advisor, a wholly owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan Chase") and a corporation organized under the laws of the State of Delaware, is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Advisor, is located at 522 Fifth Avenue, New York, New York 10036.






         J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. J.P. Morgan Chase, together with its predecessors, has been in the banking and investment advisory business for over 100 years and today, through JPMIM and its other subsidiaries, offers a wide range of banking and investment management services to governmental, institutional, corporate and individual clients.



         The investment advisory services the Advisor provides to the Fund are not exclusive under the terms of the Investment Advisory Agreement. The Advisor is free to and does render similar investment advisory services to others. The Advisor also manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee; the Advisor advises Morgan on investment of the commingled pension trust funds. The accounts which are managed or advised by the Advisor have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Fund. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Fund. See "Portfolio Transactions."






         The Fund is managed by employees of the Advisor who, in acting for their customers, including the Fund, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase which execute transactions on behalf of the Fund.


         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Investment Advisory Agreement, the Fund has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to 0.55% of the average daily net assets of the Fund.

         The Investment Advisory Agreement between the Advisor and the Trust, on behalf of the Fund, provides that it will continue in effect for a period of two years after execution and thereafter only if specifically approved annually in the same manner as the Distribution Agreement. See "Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Trust. See "Additional Information."


         Under separate agreements, Morgan, an affiliate of the Advisor, also provides certain financial, fund accounting and administrative services to the Trust and the Fund and shareholder services for the Trust. Morgan, also a wholly owned subsidiary of J.P. Morgan, is a bank holding company organized under the laws of the State of Delaware. Morgan, whose principal offices are at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. Morgan is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, Morgan offers a wide range of services, primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world. See "Administrator" and "Shareholder Servicing" below.






ADMINISTRATOR



         Pursuant to an Administration Agreement (the "Administration Agreement"), Morgan Guaranty Trust Company of New York ("Morgan") is the administrator of the Fund. Morgan provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries, and arranging for the maintenance of books and records of the Fund and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Morgan in its capacity as administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.



         Under the Administration Agreement Morgan is permitted to render administrative services to others. The Administration Agreement will continue in effect from year to year with respect to the Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of the Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Morgan on 60 days' written notice, and will automatically terminate in the event of their "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that neither Morgan or its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.



         In addition, the Administration Agreement provides that, in the event the operating expenses of the Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for sale, as such limitations may be raised or lowered from time to time, Morgan shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Morgan shall be deducted from the monthly administration fee otherwise payable to Morgan during such fiscal year, and if such amounts should exceed the monthly fee, Morgan shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.



         In consideration of the services provided by Morgan pursuant to the Administration Agreement, Morgan receives from the Fund a fee computed daily and paid monthly at an annual rate equal to 0.15% on the first $25 billion of the Fund's average daily net assets; and 0.075% of the Fund's average daily net assets in excess of $25 billion, on an annualized basis for the Fund's then-current fiscal year.



DISTRIBUTOR

         J.P. Morgan Fund Distributors, Inc. (the "Distributor") serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for the Fund's shares. In that capacity, Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trust, the Distributor receives no compensation in its capacity as the Fund's distributor. The Distributor is a wholly-owned indirect, subsidiary of The BYSIS Group, Inc. The Distributor also serves as exclusive placement agent for the Fund. The Distributor currently provides administration and distribution services for a number of other investment companies.



         The Distribution Agreement will continue in effect with respect to the Fund for a period of two years after execution and thereafter only if it is approved at least annually (i) by a vote of the holders of a majority of the Fund's outstanding shares or by the Trust's Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Advisory Board" and Officers") . The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of (i) 67% or more of the Fund's outstanding voting securities present at a meeting if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less. The principal offices of the Distributor are located at 1211 Avenue of the Americas, New York, New York 10036.



SUB-ADMINISTRATOR



         The Trust has entered into a Sub-Administration Agreement with an affiliate of the Distributor (the "Distribution Agreement"), pursuant to which the Distributor acts as the Fund's exclusive underwriter, provides certain administration services and promotes and arranges for the sale of each class of Shares. The Fund's distributor is J.P. Morgan Fund Distributors, Inc., a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. An affiliate of the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space.



         Such affiliate may provide promotional incentives to broker-dealers that meet specified sales targets for one or more JPMorgan Funds. These incentives may include gifts of up to $100 per person annually; an occasional meal, ticket to a sporting event or theater for entertainment for broker-dealers and their guests; and payment or reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S. Such affiliate may from time to time, pursuant to objective criteria established by it, pay additional compensation to qualifying authorized broker-dealers for certain services or activities which are primarily intended to result in the sale of shares of the Fund. In some instances, such compensation may be offered only to certain broker-dealers who employ registered representatives who have sold or may sell significant amounts of shares of the Fund and/or other JPMorgan Funds during a specified period of time. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by the Distributor out of compensation retained by it from the Fund or other sources available to it.



         In the event the operating expenses of the Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the Distributor shall reduce its sub-administration fee with respect to the Fund (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Distributor shall be deducted from the monthly sub-administration fee otherwise payable with respect to the Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Distributor shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.


CUSTODIAN AND TRANSFER AGENT

         The Bank of New York ("BONY"), One Wall Street, New York, New York 10286, serves as the Trust's custodian and fund accounting agent. Pursuant to the Custodian and Fund Accounting Agreement with the Trust, BONY is responsible for holding portfolio securities and cash and maintaining the books of account and records of the Fund's portfolio transactions.


         DST Systems, Inc. ("DST") serves as the Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains an dother changes in share ownership to shareholder accounts.


SHAREHOLDER SERVICING


         The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers who are Fund investors and for other Fund investors who are customers of a financial professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; transmitting purchase and redemption orders to the Fund's transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; and providing other related services.



         Under the Shareholder Servicing Agreement, the Fund has agreed to pay Morgan a fee for these services at the annual rate of 0.10% with respect to Institutional shares and 0.25% with respect to Class A, Class B and Class C shares (expressed as a percentage of the average daily net assets of Fund shares). Morgan acts as shareholder servicing agent for all shareholders.



         The Fund may be sold to or through financial intermediaries who are customers of J.P. Morgan Chase ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by J.P. Morgan Chase or its affiliates for services provided to their clients that invest in the Fund. See "Financial Professionals" below. Organizations that provide recordkeeping or other services to certain employee benefit or retirement plans that include the Fund as an investment alternative may also be paid a fee.



DISTRIBUTION PLAN



         The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of Class A, Class B and Class C shares of the Fund as described in the Prospectus. The Distribution Plan which provides such classes of the Fund shall pay the Distributor for distribution services a distribution fee (the "Distribution Fee"), at annual rates not to exceed the amounts set forth in the Prospectus. The Distributor may use all or any portion of such Distribution Fee to pay for fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each class of shares of the Fund will be conducted generally by the J.P. Morgan Funds, and activities intended to promote one class of shares of the Fund may also benefit the Fund's other shares and other J.P. Morgan Funds.



         Class A shares pay a Distribution Fee of up to 0.25% and Class B and Class C shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C shares of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.



         Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset values of Class A shares, or 0.75% annualized of the average net asset value of the Class B and Class C shares, maintained in the Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C shares will be paid to broker-dealers beginning the 13th month following the purchase of such Class B or Class C shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C shares in any one year will be accrued and paid by the Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B or Class C shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B and Class C shares. However, the shares are not liable for any distribution expenses incurred in excess of its Distribution Fee paid.



         Each class of shares is entitled to exclusive voting rights with respect to matters concerning the Distribution Plan.



         The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to the Plan ("Qualified Trustees"). The Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular class, by vote of a majority of the outstanding voting shares of the class of the Fund to which it applies (as defined in the 1940 Act). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Fund will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.


FINANCIAL PROFESSIONALS


         The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as the Shareholder Servicing Agent or the financial professional's clients may reasonably request and agree upon with the financial professional.



         Although there is no sales charge levied directly by the Fund, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals but in all cases will be retained by the financial professional and not remitted to the Fund or J.P. Morgan Chase.


         The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

INDEPENDENT ACCOUNTANTS

         The independent accountants of the Trust are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund, assists in the preparation and/or review of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

EXPENSES


         In addition to the fees payable to Pierpont Group, the Advisor, the Shareholder Servicing Agent and the Distributor under various agreements discussed under "Trustees and Advisory Board," "Officers," "Investment Advisor," "Distributor," "Administrator," "Shareholder Servicing" and "Distribution Plan" above, the Fund is responsible for usual and customary expenses associated with the Trust's operations. Such expenses include legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees and Members of the Advisory Board, registration fees under federal securities laws, extraordinary expenses applicable to the Fund, transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, filing fees under state securities laws, applicable registration fees under foreign securities laws, custodian fees and brokerage expenses.



         Morgan has agreed that it will reimburse the Fund until April 30, 2004 to the extent necessary to maintain the Fund's total operating expenses at the following annual rates of the Fund's average daily assets. These limits do not cover extraordinary expenses, interest or taxes.



                           Institutional Shares:     0.75%
                           Select Shares:            1.00%
                           Class A Shares:           1.15%

                           Class B Shares:           1.65%
                           Class C Shares:           1.65%


PURCHASE OF SHARES

         ADDITIONAL MINIMUM BALANCE INFORMATION. If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out your account and send the proceeds to the address of record.


         METHOD OF PURCHASE. Investors may open accounts with the Fund only through the Distributor. All purchase transactions in Fund accounts are processed by Morgan as shareholder servicing agent and the Fund is authorized to accept any instructions relating to a Fund account from the Shareholder Servicing Agent for the customer. All purchase orders must be accepted by the Distributor. Prospective investors who are not already customers of the Shareholder Servicing Agent may apply to become customers of Morgan for the sole purpose of Fund transactions. There are no charges associated with becoming a Morgan customer for this purpose. Morgan reserves the right to determine the customers that it will accept, and the Trust reserves the right to determine the purchase orders that it will accept.



         References in the Prospectuses and this SAI to customers of Morgan or a financial professional include customers of their affiliates and references to transactions by customers with Morgan or a financial professional include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of the Fund may make transactions in shares of the Fund.



         The Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.



         CLASS A SHARES - INITIAL SALES CHARGE. The public offering price of Class A shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The Fund receives the net asset value. The sales charge is allocated between your broker-dealer and the Distributor as shown in the following table, except when the Distributor, in its discretion, allocates the entire amount to your broker-dealer.

---------------------------------------- ------------------------------------------------ ----------------------------
                                                SALES CHARGE AS A PERCENTAGE OF:          AMOUNT OF SALES CHARGE
                                                                                          REALLOWED
                                                                                          AS A PERCENTAGE OF
AMOUNT OF TRANSACTION AT OFFERING PRICE  OFFERING PRICE      NET AMOUNT INVESTED          OFFERING PRICE
---------------------------------------- ------------------- ---------------------------- ----------------------------
Under 100,000                            5.75%               6.10%                        5.00%
---------------------------------------- ------------------- ---------------------------- ----------------------------
100,000 but under 250,000                3.75%               3.90%                        3.25%
---------------------------------------- ------------------- ---------------------------- ----------------------------
250,000 but under 500,000                2.50%               2.56%                        2.25%
---------------------------------------- ------------------- ---------------------------- ----------------------------
500,000 but under 1,000,000              2.00%               2.04%                        1.75%
---------------------------------------- ------------------- ---------------------------- ----------------------------



         There is no initial sales charge on purchases of Class A shares of $1 million or more.



         The Distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Distributor may withhold such payments with respect to short-term investments.



         Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any J.P. Morgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.



         The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If the investor has not remitted the applicable amount within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.



         Class A shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) net asset value or (ii) cost of any shares acquired and still held in the Fund, or any other J.P. Morgan Series Trust fund excluding any J.P. Morgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quantity Discount is subject to modification or discontinuance at any time with respect to all Class A shares purchased thereafter.



         An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of the Fund at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a Cumulative Quantity Discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.



         A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares at a discount and (iii) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing Class A shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares purchased thereafter.



         Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult with their investment representatives or the J.P. Morgan Fund Service Center for details about J.P. Morgan's combined purchase privilege, Cumulative Quantity Discount, statement of intention, group sales plan, employee benefit plans and other plans. Sales charges are waived if the investor is using redemption proceeds received within the prior ninety days from non-J.P. Morgan mutual funds to buy his or her shares, and on which he or she paid a front-end or contingent deferred sales charge.



         Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both J.P. Morgan and non-J.P. Morgan mutual funds. The money that is invested in J.P. Morgan funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.



         No initial sales charge will apply to the purchase of the Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the Fund, (ii) one is investing through any qualified retirement plan with 50 or more participants or (iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.



         Purchases of the Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.



         Purchases of the Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.



         Purchases of the Fund's Class A shares may also be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Distributor or the J.P. Morgan Funds Service Center.



         The Fund may sell Class A shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of J.P. Morgan Chase, the Distributor and Transfer Agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of J.P. Morgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the Fund.



         Prospective investors may purchase shares with the assistance of a financial professional, and the financial professional may establish its own minimums and charge the investor a fee for this service and other services it provides to its customers. The Shareholder Servicing Agent may pay fees to financial professionals for services in connection with fund investments. See "Financial Professionals" above.


REDEMPTION OF SHARES

         Investors may redeem shares of the Fund as described in the Prospectus. The Fund generally intends to pay redemption proceeds in cash, however, it reserves the right at its sole discretion to pay redemption over $250,000 in-kind with portfolio securities rather than cash. See below and "Exchange of Shares."


CLASS B AND CLASS C SHARES - CONTINGENT DEFERRED SALES CHARGE ("CDSC")



         The CDSC for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with the Fund's systematic withdrawal plan, subject to the conditions described in the applicable Prospectus. In addition, subject to confirmation of a shareholder's status, the CDSC will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan;
(iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Shareholders acquiring Class B Shares as part of a reorganization will be entitled to adjustments to their holding period for purposes of calculating the CDSC and conversion to Class A shares in accordance with the prospectus and proxy statement relating to such reorganization.


         The Trust, on behalf of the Fund, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading thereon is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

         If the Trust determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities, in lieu of cash. If shares are redeemed in-kind, the redeeming shareholder might incur costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

         In general, the Fund will attempt to select securities for in-kind portfolio redemptions that approximate the overall characteristics of the Fund. The Fund will not distribute illiquid securities to satisfy in-kind redemptions. For purposes of effecting in-kind redemptions, securities will be valued in the manner regularly used to value the Fund's portfolio securities. The Fund will not redeem its shares in-kind in a manner that after giving effect to the redemption would cause it to violate its investment restrictions or policies. See the Prospectus for information on redemptions in-kind.

         OTHER REDEMPTION PROCESSING INFORMATION. Redemption requests may not be processed if the redemption request is not submitted in proper form. A redemption request is not in proper form unless the Fund has received the shareholder's certified taxpayer identification number and address. In addition, if shares were paid for by check and the check has not yet cleared, redemption proceeds will not be transmitted until the check has cleared, which may take up to 15 days. The Fund reserves the right to suspend the right of redemption or postpone the payment of redemption proceeds to the extent permitted by the SEC. Shareholders may realize taxable gains upon redeeming shares.

         For information regarding redemption orders placed through a financial professional, please see "Financial Professionals" above.

EXCHANGE OF SHARES

         Subject to the limitations below, an investor may exchange shares from the Fund into shares of any other J.P. Morgan Series Trust fund, J.P. Morgan Institutional Fund or J.P. Morgan Fund without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least that fund's minimum investment amount. Shareholders should read the prospectus of the fund into which they are exchanging and may only exchange between fund accounts that are registered in the same name, address and taxpayer identification number. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. The Fund generally intends to pay redemption proceeds in cash, however, since the Fund reserves the right at its sole discretion to pay redemptions over $250,000 in kind with portfolio securities rather than in cash, the Fund reserves the right to deny an exchange request in excess of that amount. See "Redemption of Shares." Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. Shares of the fund to be acquired are purchased for settlement when the proceeds from redemption become available. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.


         The CDSC for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with the Fund's systematic withdrawal plan, subject to the conditions described in the applicable Prospectus.



CONVERSION OF SHARE CLASS



         Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after eight years have elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion the net asset value per share of the Class A shares may be higher or lower than the net asset value per share of the Class B shares; as a result, depending on the relative net asset values per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.


DIVIDENDS AND DISTRIBUTIONS


         The Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in the Prospectuses.



         The Fund's dividends and distributions are paid in additional shares of the Fund unless the shareholder elects to have them paid in cash. The tax effects of the dividends and distributions are the same whether they are paid in shares or in cash. Cash dividends and distributions either (1) are credited to the shareholder's account at Morgan or at his financial professional or, (2) in the case of certain J.P. Morgan Chase clients, are paid by check mailed in accordance with the client's instructions.


NET ASSET VALUE


         The Fund computes its net asset value separately for each class of shares outstanding once daily as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. eastern time) on each business day as described in the Prospectuses. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, the Fund will close for purchases and redemptions at the same time. The Fund also may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Fund's business days.


         Portfolio securities with a maturity of 60 days or more, are generally valued using bid quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Fund's independent pricing service, such securities are priced in accordance with fair value procedures adopted by the Trustees.

         Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

         Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency rate average on the valuation date.

PERFORMANCE DATA


         From time to time, the Fund may quote performance in terms of actual distributions, total return or capital appreciation in reports, sales literature and advertisements published by the Trust. Shareholders may obtain current performance for the different series by calling the Advisor at (800) 348-4782.


         The classes of shares of the Fund may bear different shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of another class. Performance quotations will be computed separately for each class of the Fund's shares. Any fees charged by an institution directly to its customers' accounts in connection with investments in the Fund will not be included in calculations of total return.

         YIELD QUOTATIONS. As required by regulations of the SEC, the annualized yield for the Fund is computed by dividing the Fund's net investment income per share earned during a 30-day period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.


         TOTAL RETURN QUOTATIONS. The Fund may advertise "total return" and non-standardized total return data. The total return shows what an investment in the Fund would have earned over a specified period of time (one, five or ten years or since commencement of operations, if less) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. This method of calculating total return is required by regulations of the SEC. Total return data similarly calculated, unless otherwise indicated, over the specified periods of time may also be used. All performance figures are based on historical earnings and are not intended to indicate future performance. Institutional, Select, Class A, Class B and Class C shares were first offered on May 16, 2001. Accordingly, no historical financial data are available for these classes.


         As required by regulations of the SEC, the annualized total return of the Fund for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount, which would have been received upon redemption.

         Aggregate total returns, reflecting the cumulative percentage change over a measuring period, also may be calculated.

         GENERAL. The Fund's performance will vary from time to time depending upon market conditions and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

         Comparative performance information may be used from time to time in advertising the Fund's shares, including appropriate market indices or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

         From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.


FUND TRANSACTIONS


         The Advisor places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Fund. See "Investment Objectives and Policies."

         Fixed income and debt securities are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         In connection with portfolio transactions for the Fund, the Advisor intends to seek best execution on a competitive basis for both purchases and sales of securities.

         Subject to the overriding objective of obtaining the best execution of orders, the Advisor may allocate a portion of the Fund's brokerage transactions to affiliates of the Advisor. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which the Advisor or an affiliate is a member or in a private placement in which the Advisor or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Trust that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.

         On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, the Advisor, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund. In some instances, this procedure might adversely affect the Fund.

         If the Fund effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Fund may write may be affected by options written by the Advisor for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

MASSACHUSETTS TRUST

         The Trust is a "Massachusetts business trust" of which the Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.



         No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.


         The Trust's Declaration of Trust further provides that no Trustee, Member of the Advisory Board, officer, employee or agent of the Trust is liable to the Fund or to a shareholder, and that no Trustee, Member of the Advisory Board, officer, employee, or agent is liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons ("disabling conduct"). It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. The Trust's Declaration of Trust provides that a Trustee, Members of the Advisory Board, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund, except liabilities arising from disabling conduct.



DESCRIPTION OF SHARES

         The Fund represents a separate series of shares of beneficial interest of the Trust. Fund shares are further divided into separate classes. See "Massachusetts Trust."


         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares of any series without changing the proportionate beneficial interest of each shareholder in the Fund.


         Each share represents an equal proportional interest in the Fund with each other share of the same class. Upon liquidation of the Fund, holders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of the Fund have no preemptive or conversion rights.


         The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Shares of each series or class generally vote together, except when required under federal securities laws or regulations to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class. Subject to the 1940 Act, the Trustees have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration, subject to certain removal procedures, and to appoint their own successors. However, immediately after such appointment, the requisite majority of the Trustees must have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative. The Trust does not intend to hold annual meetings of shareholders. The Trustees may call meetings of shareholders for action by shareholder vote if required by either the 1940 Act or the Trust's Declaration of Trust.



         The Fund offers Institutional, Select, Class A, Class B and Class C shares. The classes of shares have several different attributes relating to sales charges and expenses, as described herein and in the applicable Prospectuses. In addition to such differences, expenses borne by each class may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on Class B shares than on Class A shares. The relative impact of initial sales charges, CDSC and ongoing annual expenses will depend on the length of time a share is held.



         Selected dealers and financial consultants may receive different levels of compensation depending upon the particular class of shares sold.


         Shareholders of the Trust have the right, upon the declaration in writing or vote of shareholders whose shares represent two-thirds of the net asset value of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the shareholders whose shares represent 10% of the net asset value of the Trust. The Trustees are also required, under certain circumstances, to assist shareholders in communicating with other shareholders.


         Stock certificates are issued only upon the written request of a shareholder, subject to the policies of the investor's shareholder servicing agent, but the Trust will not issue a stock certificate with respect to shares that may be redeemed through expedited or automated procedures established by a shareholder servicing agent. No certificates are issued for Class B shares due to their conversion feature.



         For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Redemption of Shares".


TAXES

         The following discussion of tax consequences is based on U.S. federal tax laws in effect on the date of this SAI. These laws and regulations are subject to change by legislative or administrative action, possibly on a retroactive basis. No attempt is made to present a detailed explanation of all federal, state, local and foreign income tax considerations, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers regarding an investment in the Fund.



         The Fund has elected and intends to continue to qualify to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).



         As a regulated investment company, the Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income (i.e., investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders, provided that at least 90% of the sum of its net investment income and net tax-exempt interest for the taxable year is distributed in accordance with the Code's timing requirements. However, the Fund will be subject to corporate income tax (currently at a rate of 35%) on any undistributed income and gain.


         Under the Code, the Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

         For federal income tax purposes, dividends that are declared by the Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will be taxable to a shareholder in the year declared rather than the year paid.


         Distributions of net investment income are generally taxable to shareholders of the Fund as ordinary income whether such distributions are taken in cash or reinvested in additional shares. Distributions to corporate shareholders will generally not be eligible for the dividends-received deduction. The Fund generally pays a monthly dividend. If dividend payments exceed income earned by the Fund, the excess distribution would be considered a return of capital rather than a dividend payment. In the event the Fund distributes a return of capital in excess of a shareholder's adjusted basis in his or her shares, the excess amount will generally be treated as capital gain. The Fund intends to pay dividends in such a manner so as to minimize the possibility of a return of capital. Distributions of net capital gain, as such term is defined in the Code, that are designated as capital gain dividends are taxable to shareholders of the Fund as long-term capital gain, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. In general, long-term capital gain of an individual shareholder will be subject to a 20% rate of tax. However, the maximum long-term capital gain tax rate will be reduced to 18% for capital assets that have been held by the Fund for more than five years and whose holding periods began after December 31, 2000.



         Gains or losses on sales of portfolio securities will be generally treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where, if applicable, a put option is acquired or a call option is written thereon or the straddle rules described below are otherwise applicable. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. Except as described below, if an option written by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.



         Any distribution of net investment income or net capital gain will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above. Investors should consider the consequences of purchasing shares in the Fund shortly before the Fund declares a sizable dividend distribution.



         Any gain or loss realized on the redemption, exchange or other disposition of Fund shares held as capital assets will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Long-term capital gain of an individual holder generally is subject to a maximum tax rate of 20%. However, if an individual holds Fund shares for more than 5 years, the maximum long-term capital gain tax rate generally will be reduced to 18%. However, any loss realized by a shareholder upon the redemption, exchange or other disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends distributions received by the shareholder (or credited to the shareholder as an undistributed capital gain) with respect to such shares. In addition, no loss will be allowed on the redemption, exchange or other disposition of shares of the Fund, if within a period beginning 30 days before the date of such redemption, exchange or other disposition and ending
30 days after such date, the shareholder acquires (such as through dividend reinvestment) securities that are substantially identical to shares of the Fund. Investors are urged to consult their tax advisors concerning the limitations on the deductibility of capital losses.



         Under the Code, gains or losses attributable to disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or other liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by the Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.



         Certain forward currency contracts, options and futures contracts entered into by the Fund may create "straddles" for U.S. federal income tax purposes and this may affect the character and timing of gains or losses realized by the Fund on forward currency contracts, options and futures contracts or on the underlying securities.



         Certain options, futures and foreign currency contracts held by the Fund at the end of each taxable year will be required to be "marked to market" for federal income tax purposes -- i.e., treated as having been sold at market value. For certain options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Fund has held such options or futures. However, gain or loss recognized on certain foreign currency contracts will be treated as ordinary income or loss.



         If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withhold 31% of certain payments made to non-corporate shareholders.



         FOREIGN SHAREHOLDERS. Dividends of net investment income to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions to foreign shareholders designated as capital gain dividends will generally not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

         Generally, a foreign shareholder must satisfy certain certification requirements in order to claim the benefit of a lower treaty rate. In addition, in the case of Fund shares held by a foreign partnership, the certification requirements generally will also apply to the partners of the partnership and the partnership must provide certain information. For these purposes, look-through rules are provided for tiered partnerships. A foreign shareholder that is eligible for a reduced rate of United States withholding tax under a tax treaty may obtain a refund of any amounts withheld in excess of that rte by filing a refund claim with the United States Internal Revenue Service.






         In the case of a non-corporate foreign shareholder, the Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such foreign shareholder provides IRS Form W-8BEN (or satisfies certain documentary evidence requirements for establishing that it is a non-U.S. holder for U.S. federal income tax purposes). Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.



         FOREIGN TAXES. It is expected that the Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) received from sources within foreign countries. So long as more than 50% in value of the total assets of the Fund at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat any foreign income taxes paid by it as deemed paid directly by its shareholders. The Fund will make such an election only if it deems it to be in the best interest of its shareholders. The Fund will notify its shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders and the amount of foreign taxes, if any, for which shareholders of the Fund will not be eligible to claim a foreign tax credit. If the Fund makes the election, each shareholder will be required to include in his income (in addition to the dividends and distributions he receives) his proportionate share of the amount of foreign income taxes paid by the Fund and will be entitled to claim either a credit or, if he itemizes deductions, a deduction for his share of such foreign income taxes in computing his federal income tax liability (no deduction will be permitted in computing an individual's alternative minimum tax liability). However, shareholders of the Fund will not be eligible to claim a foreign tax credit with respect to taxes paid by the Fund (notwithstanding that the Fund elects to treat the foreign taxes paid by it as paid by its shareholders) unless certain holding period requirements are met.


         STATE AND LOCAL TAXES. The Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

         OTHER TAXATION. The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

ADDITIONAL INFORMATION


         Telephone calls to the Fund, J.P. Morgan Chase or a financial professional may be tape recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act and the Trust's Registration Statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements including the exhibits filed therewith may be examined at the office of the SEC in Washington D.C.



         Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.



         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Fund or the Distributor. The Prospectuses and this SAI do not constitute an offer by the Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

         Description of certain ratings assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service ("Moody's"), and Fitch IBCA, Duff & Phelps ("Fitch"):

S&P

LONG-TERM

AAA
An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r
The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.
The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

SHORT-TERM

A-1
A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S

LONG-TERM

Aaa
Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A
Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca
Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


C

Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         Leading market positions in well-established industries.

         High rates of return on funds employed.

         Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.



FITCH

LONG-TERM INVESTMENT GRADE

AAA
HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

LONG-TERM SPECULATIVE GRADE

BB
SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. 'CC' ratings indicate that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D
DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' ratings indicate potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

SHORT-TERM

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1
HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2
GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3
FAIR CREDIT QUALITY. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B
SPECULATIVE. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C
HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D
DEFAULT.  Denotes actual or imminent payment default.

'NR' indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1.'

                                             STATEMENT OF ADDITIONAL INFORMATION

                                                                    MAY 16, 2001






                            J.P. MORGAN SERIES TRUST


                     JPMORGAN DISCIPLINED EQUITY VALUE FUND


                        (SELECT AND INSTITUTIONAL SHARES)



                   522 FIFTH AVENUE, NEW YORK, NEW YORK 10036










THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES DATED MAY 16, 2001 FOR THE RELEVANT CLASS OF SHARES FOR THE FUND LISTED ABOVE, AS SUPPLEMENTED FROM TIME TO TIME. THE PROSPECTUSES ARE AVAILABLE, WITHOUT CHARGE, UPON REQUEST FROM J.P. MORGAN FUND DISTRIBUTORS INC., ATTENTION: J.P. MORGAN SERIES TRUST AT (800) 221-7930 OR IN WRITING AT 1211 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10036.

                                TABLE OF CONTENTS


                                                                            PAGE

GENERAL........................................................................1
INVESTMENT OBJECTIVE AND POLICIES..............................................1
INVESTMENT RESTRICTIONS.......................................................17
TRUSTEES AND ADVISORY BOARD...................................................19
OFFICERS......................................................................19
CODE OF ETHICS................................................................24
INVESTMENT ADVISOR............................................................24
ADMINISTRATOR.................................................................26
DISTRIBUTOR...................................................................27
CUSTODIAN AND TRANSFER AGENT..................................................28
SHAREHOLDER SERVICING.........................................................29
FINANCIAL PROFESSIONALS.......................................................29
INDEPENDENT ACCOUNTANTS.......................................................30
EXPENSES......................................................................30
PURCHASE OF SHARES............................................................31
REDEMPTION OF SHARES..........................................................31
EXCHANGE OF SHARES............................................................32
DIVIDENDS AND DISTRIBUTIONS...................................................33
NET ASSET VALUE...............................................................33
PERFORMANCE DATA..............................................................34
FUND TRANSACTIONS.............................................................36
MASSACHUSETTS TRUST...........................................................37
DESCRIPTION OF SHARES.........................................................38
TAXES.........................................................................38
ADDITIONAL INFORMATION........................................................43
APPENDIX A -- DESCRIPTION OF SECURITIES RATINGS..............................A-1

GENERAL

         JPMorgan Disciplined Equity Value Fund (the "Fund") is a series of J.P. Morgan Series Trust, an open-end management investment company organized as a Massachusetts business trust (the "Trust") on August 15, 1996. The Trustees of the Trust have authorized the issuance and sale of shares of two classes of the Fund (Select Shares and Institutional Shares). As of the date of this Statement of Additional Information, the Fund had not commenced operations.


         This Statement of Additional Information ("SAI") describes the investment objective and policies, management and operation of the Fund and provides additional information with respect to the Fund. This SAI should be read in conjunction with the Fund's current Prospectuses (the "Prospectuses") for the relevant class of shares. Capitalized terms not otherwise defined in this SAI have the meanings assigned to them in the Prospectuses. The Trust's executive offices are located at 522 Fifth Avenue, New York, NY 10036.

         The Fund is advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor").

         SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.

INVESTMENT OBJECTIVE AND POLICIES

         The following discussion supplements the information in the Prospectus regarding the investment objective and policies of the Fund.

         The Fund is designed for investors seeking enhanced total return relative to that of large and medium sized companies, typically represented by the Russell 1000 Value Index. The Fund's investment objective is to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Russell 1000 Value Index. This investment objective can be changed without shareholder approval. The Fund attempts to achieve its investment objective by investing primarily in a diversified portfolio of common stocks and other equity securities considered by the Advisor to be undervalued. Equity securities consist of common stocks and other securities with equity characteristics such as preferred stocks, depository receipts, warrants, rights, convertible securities and equity participations (collectively, "Equity Securities"). Under normal circumstances, the Fund expects to invest at least 65% of its total assets in such securities.

INVESTMENT PROCESS

         In managing the Fund, the Advisor employs a three-step process that combines research, valuation and stock selection.


         RESEARCH: The Advisor's more than 20 domestic equity analysts, each an industry specialist with an average of over 10 years of experience, follow approximately 600 medium and large capitalization U.S. companies. Their research goal is to forecast intermediate-term earnings and prospective dividend growth rates for the companies that they cover.

         VALUATION: The analysts' forecasts are converted into comparable expected returns using a proprietary dividend discount model, which calculates the intermediate-term earnings by comparing a company's current stock price with its forecasted dividends and earnings. Within each sector, companies are ranked according to their relative value and grouped into quintiles: those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

         STOCK SELECTION: A broadly diversified portfolio is constructed using disciplined buy and sell rules. Purchases are allocated among stocks in the first three quintiles. Once a stock falls into the fourth and fifth quintiles - either because its price has risen or its fundamentals have deteriorated - it generally becomes a candidate for sale. The Fund's sector weightings are matched to those of the Russell 1000 Value Index, the Fund's benchmark. The Advisor, also controls the Fund's exposure to style and theme bets and maintains near-market security weightings in individual security holdings. This process results in an investment portfolio containing approximately 300 stocks.

EQUITY INVESTMENTS

         The Fund invests primarily in Equity Securities. The Equity Securities in which the Fund invests include those listed on any domestic or foreign securities exchange or traded in the over-the-counter (OTC) market as well as certain restricted or unlisted securities.

         EQUITY SECURITIES. The Equity Securities in which the Fund may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

         The convertible securities in which the Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

COMMON STOCK WARRANTS

         The Fund may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

         Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised on or prior to the expiration date.

FOREIGN INVESTMENTS

         The Fund may invest in certain foreign securities. The Fund does not expect to invest more than 20% of its total assets, at the time of purchase, in securities of foreign issuers. This 20% limit is designed to accommodate the increased globalization of companies as well as the re-domiciling of companies for tax treatment purposes. It is not currently expected to be used to increase direct non-U.S. exposure.

         Investors should realize that the value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

         In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic stock exchanges. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

         Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depository, whereas an unsponsored facility may be established by a depository without participation by the issuer of the receipt's underlying security.

         Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

         Since investments in foreign securities may involve foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage.

ADDITIONAL INVESTMENTS

         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the

Fund will segregate permissible liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.

         INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by the Fund to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, provided however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

         The Securities and Exchange Commission ("SEC") has granted the Trust an exemptive order permitting the Fund to invest the Fund's uninvested cash in any of the following affiliated money market funds: J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The order sets the following conditions: (1) the Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Advisor will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory and shareholder servicing fees.

         REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund will segregate securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. See "Investment Restrictions" for the Fund's limitations on reverse repurchase agreements and bank borrowings.

         LOANS OF PORTFOLIO SECURITIES. The Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances, including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Fund will not lend securities to any officer, Trustee, Member of the Advisory Board, Director, employee or other affiliate of the Fund or the Trust, the Advisor or the Distributor, unless otherwise permitted by applicable law.

MONEY MARKET INSTRUMENTS

         Although the Fund intends, under normal circumstances and to the extent practicable, to be fully invested in Equity Securities, the Fund may invest in money market instruments to invest temporary cash balances, to maintain liquidity to meet redemptions or as a defensive measure during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Fund appears below. Also see "Quality and Diversification Requirements."

         U.S. TREASURY SECURITIES. The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

         ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National

Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

         FOREIGN GOVERNMENT OBLIGATIONS. The Fund may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

         BANK OBLIGATIONS. The Fund may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Fund will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Fund may also invest in international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

         COMMERCIAL PAPER. The Fund may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and JPMIM acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Advisor or its affiliates pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Advisor, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Advisor. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan Guaranty Trust Company of New

York ("Morgan"), an affiliate of the Advisor, to whom Morgan, in its capacity as a commercial bank, has made a loan.

         REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Fund's Trustees. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Fund may be delayed or limited.

         The Fund may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including without limitation corporate and foreign bonds, and other obligations described in this SAI.

QUALITY AND DIVERSIFICATION REQUIREMENTS

         The Fund intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of its assets: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

         The Fund also will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes."

         The Fund may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time the Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Advisor's opinion. At the time the Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in the Advisor's opinion. See Appendix A for a description of securities ratings.

         In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

OPTIONS AND FUTURES TRANSACTIONS

         The Fund may purchase and sell (a) exchange traded and over-the-counter
(OTC) put and call options on equity securities or indexes of equity securities,
(b) futures contracts on indexes of equity securities and (c) put and call options on futures contracts on indexes of equity securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

         The Fund may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other to adjust the Fund's risk and return characteristics in a manner deemed appropriate by the Advisor and consistent with the Fund's investment objective and policies.

         The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Fund's return. While the use of these instruments by the Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Funds' return. Certain strategies limit the Fund's possibilities to realize gains as well as limited its exposure to losses. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

         The Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

         PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

         The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the costs of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

         The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

         SELLING (WRITING) PUT AND CALL OPTIONS. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses the exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

         If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

         Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

         The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

         OPTIONS ON INDEXES. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

         For a number of reasons, a liquid market may not exist and thus the Fund may not be able to close out an option position that it has previously entered into. When the Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

         EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by the Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Trust's Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

         Provided that the Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, the Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may purchase or sell (write) futures contracts and purchase or sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.

         When the Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

         The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when the Fund buys or sells a futures contract it will be required to deposit "initial margin" in the name of its futures broker, known as a futures commission merchant ("FCM"). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. The Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for the Fund to close out its futures positions. Until it closes out a futures position, the Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

         Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

         The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by the Fund are paid into a segregated account, in the name of the FCM, as required by the 1940 Act and the SEC interpretations thereunder.

         CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

         POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

         ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Fund will not be a commodity pool, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

         In addition, the Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will segregate appropriate liquid assets in the amount prescribed. Securities so segregated cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         SWAPS AND RELATED SWAP PRODUCTS. The Fund may engage in swap transactions, including, but not limited to, interest rate, currency, index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

         The Fund may enter into swap transactions for any legal purpose consistent with its investment objective, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. The Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that the Fund may be required to pay.

         Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a prespecified notional amount with prespecified terms with the seller of the option as the counterparty.

         The "notional amount" of the swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example one swap counterparty may agree to pay a floating rate of interest (e.g., U.S. 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event the Fund is obligated to make payments more frequently than it receives payments from the other party, the Fund will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by the Fund, payments by the parties will be exchanged on a "net basis" and the Fund will receive or pay, as the case may be, only the net amount of the two payments.

         The amount of the Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap, floor or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional interest rate swaps, swap transactions tend to be more volatile than many other types of investments.

         The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If the Advisor is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund. The Advisor will, however, consider such risks and will enter into swap transactions only when it believes that the risks are not unreasonable.

         The Fund will maintain cash or segregate liquid assets in an amount sufficient at all times to cover its current obligations under its swap transactions. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of the Fund's accrued obligations under the agreement.

         The Fund will not enter into any swap transaction, cap, floor or collar, unless the counterparty to the transaction is deemed creditworthy by the Advisor. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

         The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Advisor and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume, (2) the number of dealers and end uses for the instrument in the marketplace, (3) the level of marketmaking,
(4) the nature of the instrument (including any right of a party to terminate it on demand) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

         During the term of a swap, cap, floor or collar changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

         The federal income tax treatment with respect to swap transactions may impose limitations on the extent to which the Fund may engage in such transactions.

RISK MANAGEMENT

         The Fund may employ non-hedging risk management techniques. Risk management strategies are used to keep the Fund fully invested and to reduce the transaction costs associated with cash flows into and out of the Fund. The objective where equity futures are used to "equitize" cash is to match the notional value of all futures contracts to the Fund's cash balance. The notional value of futures and of the cash is monitored daily. As the cash is invested in securities and/or paid out to participants in redemptions, the Advisor simultaneously adjusts the futures positions. Through such procedures, the Fund not only gains equity exposure from the use of futures, but also benefits from increased flexibility in responding to client cash flow needs. Additionally, because it can be less expensive to trade a list of securities as a package or program trade rather than as a group of individual orders, futures provide a means through which transaction costs can be reduced. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

PORTFOLIO TURNOVER

         The Fund expects that its annual portfolio turnover rate will be approximately 60%. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent that net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.




INVESTMENT RESTRICTIONS

         The investment restrictions below have been adopted by the Trust with respect to the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a security holders meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

         The Fund:

1. May not make any investments inconsistent with the Fund's classification as a diversified investment company under the 1940 Act;

2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry, except as otherwise permitted by the SEC;

3. May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

4.       May not borrow money, except to the extent permitted by applicable law;

5. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities directly or indirectly secured by real estate or (b) securities issued by issuers that invest in real estate;

7. May not purchase or sell commodities or commodities contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodity contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

8. May make loans to other persons, in accordance with the Fund's investment objectives and policies and to the extent permitted by applicable law.

         NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Trustees. These non-fundamental investment policies require that the Fund:

1. May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments that are illiquid;

2. May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

3. May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

         There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

         For purposes of fundamental investment restrictions regarding industry concentration, the Advisor may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With the Securities and Exchange Commission or other sources. In the absence of such classification or if the Advisor determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Advisor may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

TRUSTEES AND ADVISORY BOARD


TRUSTEES


         The Trustees of the Trust, their business addresses principal occupations during the past five years and dates of birth are set forth below. The mailing address of the Trustees is c/o Pierpont Group, Inc., 461 Fifth Avenue, New York, New York 10017.

         FREDERICK S. ADDY -- Trustee; Retired; Former Executive Vice President and Chief Financial Officer, Amoco Corporation. His date of birth is January 1, 1932.

         WILLIAM G. BURNS -- Trustee; Retired; Former Vice Chairman and Chief Financial Officer, NYNEX. His date of birth is November 2, 1932.

         ARTHUR C. ESCHENLAUER -- Trustee; Retired; Former Senior Vice President, Morgan Guaranty Trust Company of New York. His date of birth is May 23, 1934.

         MATTHEW HEALEY (*) -- Trustee; Chairman and Chief Executive Officer; Chairman, Pierpont Group, Inc. ("Pierpont Group") since prior to 1995. His date of birth is August 23, 1937.

         MICHAEL P. MALLARDI -- Trustee; Retired; Former Senior Vice President, Capital Cities/ABC, Inc. and President, Broadcast Group. His date of birth is March 17, 1934.

--------------------------
* Mr. Healey is an "interested person" (as defined in the 1940 Act) of the Trust.

         Each Trustee is currently paid an annual fee of $75,000 for serving as Trustee of the Trust, each of the Master Portfolios (as defined below), J.P. Morgan Funds and J.P. Morgan Institutional Funds and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these funds.

         Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 2000 are set forth below.

--------------------------------------------------------------------------------------

                                                                   TOTAL TRUSTEE
                                                               COMPENSATION ACCRUED
                                                                   BY THE MASTER
                                               AGGREGATE       PORTFOLIOS (*), J.P.
                                                TRUSTEE         MORGAN FUNDS, J.P.
                                             COMPENSATION      MORGAN INSTITUTIONAL
                                           PAID BY THE TRUST   FUNDS AND THE TRUST
         NAME OF TRUSTEE                      DURING 2000       DURING 2000 (**)
--------------------------------------------------------------------------------------
Frederick S. Addy, Trustee                       $1, 810             $75,000
--------------------------------------------------------------------------------------

William G. Burns, Trustee                        $1, 810             $75,000
--------------------------------------------------------------------------------------

Arthur C. Eschenlauer, Trustee                   $1, 810             $75,000
--------------------------------------------------------------------------------------

Matthew Healey, Trustee (***)
   Chairman and Chief Executive
   Officer                                       $1, 810             $75,000
--------------------------------------------------------------------------------------

Michael P. Mallardi, Trustee                      $1,810             $75,000
--------------------------------------------------------------------------------------

-------------------------

(*)      Includes each portfolio in which a series of J.P. Morgan Funds or J.P.
Morgan Institutional Funds invests. The J.P. Morgan Funds and J.P. Morgan Institutional Funds are each multi-series registered investment companies that are part of a two-tier (master-feeder) investment fund structure. Each series of the J.P. Morgan Funds and J.P. Morgan Institutional Funds is a feeder fund that invests all of its investable assets in one of 19 separate master portfolios (collectively the "Master Portfolios") for which JPMIM acts as investment adviser, 14 of which are registered investment companies.

(**)     No investment company within the fund complex has a pension or retirement plan. Currently there are 17 investment companies (14 investment companies comprising the Master Portfolios, J.P. Morgan Funds, J.P. Morgan Institutional Funds and the Trust) in the fund complex.

(***)    During 2000, Pierpont Group paid Mr. Healey, in his role as Chairman of
Pierpont Group, compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.

         The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Trust has entered into a Fund Services Agreement with Pierpont Group to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Trust. Pierpont Group was organized in July 1989 to provide services for the J.P. Morgan Family of Funds (formerly "The Pierpont Family of Funds"), and the Trustees are the equal and sole shareholders of Pierpont Group. The Trust, J.P. Morgan Funds, J.P. Morgan Institutional Funds and each Master Portfolio have agreed to pay Pierpont Group a fee in an amount representing its reasonable costs in performing these services. These costs are periodically reviewed by the Trustees. The principal offices of Pierpont Group are located at 461 Fifth Avenue, New York, New York 10017.

ADVISORY BOARD

         The Trustees determined as of January 26, 2000 to establish an advisory board and appoint four members ("Members of the Advisory Board") thereto. Each member serves at the pleasure of the Trustees. The advisory board is distinct from the Trustees and provides advice to the Trustees as to investment, management and operations of the Trust; but has no power to vote upon any matter put to a vote of the Trustees. The advisory board and the members thereof also serve each of the Trusts and the Master Portfolios. It is also the current intention of the Trustees that the Members of the Advisory Board will be proposed at the next shareholders' meeting, expected to be held within a year from the date hereof, for election as Trustees of each of the Trusts and the Master Portfolios. The creation of the Advisory Board and the appointment of the members thereof was designed so that the Board of Trustees will continuously consist of persons able to assume the duties of Trustees and be fully familiar with the business and affairs of each of the Trusts and the Master Portfolios, in anticipation of the current Trustees reaching the mandatory retirement age of seventy. Each Member of the Advisory Board is paid an annual fee of $75,000 for serving in this capacity for the Trust, each of the Master Portfolios, the J.P. Morgan Funds and the J.P. Morgan Institutional Funds and is reimbursed for expenses incurred in connection for such service. The Members of the Advisory Board may hold various other directorships unrelated to these funds. The mailing address of the Members of the Advisory Board is c/o Pierpont Group, Inc., 461 Fifth Avenue, New York, New York 10017. Their names, principal occupations during the past five years and dates of birth are set forth below:

Ann Maynard Gray -- President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Her date of birth is August 22, 1945.

John R. Laird -- Retired; Former Chief Executive Officer, Shearson Lehman Brothers and The Boston Company. His date of birth is June 21, 1942.

Gerard P. Lynch ** -- Retired; Former Managing Director, Morgan Stanley Group and President and Chief Operating Officer, Morgan Stanley Services, Inc. His date of birth is October 5, 1936.

James J. Schonbachler -- Retired; Former Managing Director, Bankers Trust Company, and Chief Executive Officer and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. His date of birth is January 26, 1943.

-------------------
**       Mr. Lynch may be deemed an "interested person" (as defined in the 1940
Act) of the Advisor due to his son's affiliation with an affiliate.

OFFICERS


         The Trust's executive officers (listed below), other than the Chief Executive Officer and the officers who are employees of the Advisor, are provided and compensated by J.P. Morgan Fund Distributors, Inc. (the "Distributor") a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.


         The officers of the Trust, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers, unless otherwise noted, is J.P. Morgan Fund Distributors, Inc., 1211 Avenue of the Americas, New York, NY 10036.




         DAVID WEZDENKO; President and Treasurer; Vice President, J.P. Morgan Investment Management Inc. Mr. Wezdenko is the Chief Operating Officer for the U.S. Mutual Funds and Financial Intermediaries Business. Since joining J. P. Morgan in 1996, he has held numerous financial and operations related positions supporting the J. P. Morgan pooled funds business. His address is 522 Fifth Avenue, New York, New York, 10036. His date of birth is October 2, 1963.


         Sharon Weinberg; Vice President and Secretary. Vice President, J.P. Morgan Investment Management Inc. Ms. Weinberg is head of Business and Product Strategy for the U.S. Mutual Funds and Financial Intermediaries business. Since joining J.P. Morgan in 1996 in New York, she has held numerous positions throughout the asset management business in mutual funds marketing, legal, and product development. Her address is 522 Fifth Avenue, New York, New York 10036. Her date of birth is June 15, 1959.


         PAUL M. DERUSSO; Vice President and Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. DeRusso has served in Funds Administration as Manager of the Budgeting and Expense Group for the J.P. Morgan Fund complex and their successor on the heritage Chase side since prior to 1996. His address is 522 Fifth Avenue, New York, New York 10036. His date of birth is December 3, 1954.


         CHRISTINE ROTUNDO; Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Ms. Rotundo serves as Manager of the Funds Infrastructure group and is responsible for the management of special projects. Prior to January 2000, she served as

Manager of the Tax Group in the Funds Administration group and was responsible for U.S. mutual fund tax matters. Her address 522 Fifth Avenue, New York, New York 10036. Her date of birth is September 26, 1965.


         STEPHEN UNGERMAN; Vice President and Assistant Treasurer. Vice President, JP Morgan Investment Management Inc. Mr. Ungerman is head of the Fund Services Group within Fund Administration. Prior to joining JP Morgan in 2000, he held a number of senior management positions in Prudential Insurance Co. of America's asset management business, includes Assistant General Counsel, Tax Director, and Co-head of Fund Administration Dept. Mr. Ungerman was also the Assistant Treasurer of all mutual funds managed by Prudential. His address is 522 Fifth Avenue, New York, New York 10016. His date of birth is June 2, 1953.


         MARY JO PACE; Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Ms. Pace serves in the Funds Administration group as a Manager for the Budgeting and Expense Processing Group since prior to 1996. Her address 522 Fifth Avenue, New York, New York 10036. Her date of birth is March 13, 1966.


         LAI MING FUNG; Assistant Treasurer. Associate, J.P. Morgan Investment Management Inc. Ms. Fung serves in the Funds Administration group as a Budgeting Analyst for the Budgeting & Expense Group. Prior to April 1999, she worked with Morgan Stanley Dean Witter as a Section Head in the Fund Accounting Group. Her address is 522 Fifth Avenue, New York, New York 10036. Her date of birth is September 8, 1974.


         JOSEPH J. BERTINI; Vice President and Assistant Secretary. Vice President and Assistant General Council, J.P. Morgan Investment Management Inc. Prior to October of 1997, he was an attorney in the Mutual fund Group at SunAmerica Asset Management Inc. His address is 522 Fifth Avenue, New York, New York 10036. His date of birth is November 4, 1965.


         JUDY R. BARTLETT; Vice President and Assistant Secretary. Vice President and Assistant General Council, J.P. Morgan Investment Management Inc. since September 2000. From August 1998 through August 2000, Ms. Bartlett was Associate counsel at New York Life Insurance Company where she served as assistant secretary for the Mainstay Funds. From October 1995 through July 1998, Ms. Bartlett was an associate at the law firm of Willie, Farr & Gallagher. Her address is 522 Fifth Avenue, New York, New York 10036. Her date of birth is
May 29, 1965.


         MARTIN R. DEAN; Assistant Treasurer. Vice President, Administration Services, BISYS Fund Services, Inc.; formerly Senior Manager, KPMG Peat Marwick (1987-1994). His address is 3435 Stelzer Road, Columbus, OH 43219. His date of birth is September 27, 1963.


         LISA HURLEY; Assistant Secretary. Executive Vice President and General Counsel, BISYS Fund Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Her address is 90 Park Avenue, New York, NY 10016. Her date of birth is May 29, 1955.

         ALAINA METZ; Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Her address is 3435 Stelzer Road, Columbus, OH 43219. Her date of birth is April 7, 1967.


         As of the date of this SAI the officers, Trustees and Members of the Advisory Board as a group owned less than 1% of the shares of the Trust.


CODES OF ETHICS

         The Trust, the Advisor and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Fund. Such purchases, however, are subject to preclearance and other procedures reasonably necessary to prevent access persons from engaging in any unlawful conduct set forth in Rule 17j-1.

INVESTMENT ADVISOR

         The Trust has retained JPMIM as Investment Advisor to provide investment advice and portfolio management services to the Fund, pursuant to an Investment Advisory Agreement, dated as of May 11, 1998. Subject to the supervision of the Fund's Trustees, the Advisor makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments.


         The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Trust. See "Additional Information."


         The Advisor, a wholly owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan Chase") and a corporation organized under the laws of the State of Delaware, is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Advisor, is located at 522 Fifth Avenue, New York, New York 10036.




         J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. J.P. Morgan Chase, together with its predecessors, has been in the banking and investment advisory business for over 100 years and today, through JPMIM and its other subsidiaries, offers a wide range of banking and investment management services to governmental, institutional, corporate and individual clients.

         The investment advisory services the Advisor provides to the Fund are not exclusive under the terms of the Investment Advisory Agreement. The Advisor is free to and does render similar investment advisory services to others. The Advisor also manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee; the Advisor advises Morgan on investment of the commingled pension trust funds. The accounts which are managed or advised by the Advisor have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Fund. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Fund. See "Portfolio Transactions."




         The Fund is managed by employees of the Advisor who, in acting for their customers, including the Fund, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase which execute transactions on behalf of the Fund.

         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Investment Advisory Agreement, the Fund has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to 0.35% of the average daily net assets of the Fund.

         The Investment Advisory Agreement between the Advisor and the Trust, on behalf of the Fund, provides that it will continue in effect for a period of two years after execution and thereafter only if specifically approved annually in the same manner as the Distribution Agreement. See "Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Trust. See "Additional Information."

         Under separate agreements, Morgan, an affiliate of the Advisor, also provides certain financial, fund accounting and administrative services to the Trust and the Fund and shareholder services for the Trust. Morgan, also a wholly owned subsidiary of J.P. Morgan, is a bank holding company organized under the laws of the State of Delaware. Morgan, whose principal offices are at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. Morgan is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, Morgan offers a wide range of services, primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world. See "Administrator" and "Shareholder Servicing" below.

ADMINISTRATOR


         Pursuant to an Administration Agreement (the "Administration Agreement"), Morgan Guaranty Trust Company of New York ("Morgan") is the administrator of the Fund. Morgan provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries, and arranging for the maintenance of books and records of the Fund and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Morgan in its capacity as administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.


         Under the Administration Agreement Morgan is permitted to render administrative services to others. The Administration Agreement will continue in effect from year to year with respect to the Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of the Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Morgan on 60 days' written notice, and will automatically terminate in the event of their "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that neither Morgan or its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.


         In addition, the Administration Agreement provides that, in the event the operating expenses of the Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for sale, as such limitations may be raised or lowered from time to time, Morgan shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Morgan shall be deducted from the monthly administration fee otherwise payable to Morgan during such fiscal year, and if such amounts should exceed the monthly fee, Morgan shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.


         In consideration of the services provided by Morgan pursuant to the Administration Agreement, Morgan receives from the Fund a fee computed daily and paid monthly at an annual rate equal to 0.15% on the first $25 billion of the Fund's average daily net assets; and 0.075% of the Fund's average daily net assets in excess of $25 billion, on an annualized basis for the Fund's then-current fiscal year.


DISTRIBUTOR


         J.P. Morgan Fund Distributors, Inc. (the "Distributor") serves as the Trust's exclusive distributor. The Distributor holds itself available to receive purchase orders for the Fund's shares. In that capacity, the Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trust, the Distributor receives no compensation in its capacity as the Fund's distributor. The Distributor is a wholly-owned indirect, subsidiary of The BYSIS Group, Inc. The Distributor also serves as exclusive placement agent for the Fund. The Distributor currently provides administration and distribution services for a number of other investment companies.


         Payments may also be used to compensate broker-dealers with trail or maintenance commission at an annual rate of up to 0.25% of the average daily net asset value of Class A or Class B shares invested in the Fund by customers of these broker-dealers. Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers. Promotional activities for the sale of Class A and Class B shares will be conducted generally by the JPMorgan Funds, and activities intended to promote the Fund's Class A or Class B shares may also benefit the Fund's other shares and other JPMorgan Funds.


         The Distribution Agreement will continue in effect with respect to the Fund for a period of two years after execution and thereafter only if it is approved at least annually (i) by a vote of the holders of a majority of the Fund's outstanding shares or by the Trust's Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Advisory Board" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of (i) 67% or more of the Fund's outstanding voting securities present at a meeting if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less. The principal offices of the Distributor are located at 1211 Avenue of the Americas, New York, New York 10036.

SUB-ADMINISTRATOR


         The Trust has entered into a Sub-Administration Agreement with an affiliate of the Distributor (the "Distribution Agreement"), pursuant to which the Distributor acts as the Fund's exclusive underwriter, provides certain administration services and promotes and arranges for the sale of each class of Shares. The Fund's distributor is J.P. Morgan Fund Distributors, Inc., a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. An affiliate of the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space.


         Such affiliate may provide promotional incentives to broker-dealers that meet specified sales targets for one or more JPMorgan Funds. These incentives may include gifts of up to $100 per person annually; an occasional meal, ticket to a sporting event or theater for entertainment for broker-dealers and their guests; and payment or reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S. Such affiliate may from time to time, pursuant to objective criteria established by it, pay additional compensation to qualifying authorized broker-dealers for certain services or activities which are primarily intended to result in the sale of shares of the Fund. In some instances, such compensation may be offered only to certain broker-dealers who employ registered representatives who have sold or may sell significant amounts of shares of the Fund and/or other JPMorgan Funds during a specified period of time. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by the Distributor out of compensation retained by it from the Fund or other sources available to it.


         In the event the operating expenses of the Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the Distributor shall reduce its sub-administration fee with respect to the Fund (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Distributor shall be deducted from the monthly sub-administration fee otherwise payable with respect to the Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Distributor shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

CUSTODIAN AND TRANSFER AGENT

         The Bank of New York ("BONY"), One Wall Street, New York, New York 10286, serves as the Trust's custodian and fund accounting agent. Pursuant to the Custodian and Fund Accounting Agreement with the Trust, BONY is responsible for holding portfolio securities and cash and maintaining the books of account and records of the Fund's portfolio transactions.

         DST Systems, Inc. ("DST") serves as the Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains an dother changes in share ownership to shareholder accounts.

SHAREHOLDER SERVICING

         The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers who are Fund investors and for other Fund investors who are customers of a financial professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; transmitting purchase and redemption orders to the Funds' transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; and providing other related services.

         Under the Shareholder Servicing Agreement, the Fund has agreed to pay Morgan a fee for these services at the annual rate of 0.25% with respect to Select Shares and 0.10% with respect to Institutional Shares (expressed as a percentage of the average daily net assets of Fund shares). Morgan acts as shareholder servicing agent for all shareholders.

         The Fund may be sold to or through financial intermediaries who are customers of J.P. Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by J.P. Morgan or its affiliates for services provided to their clients that invest in the Fund. See "Financial Professionals" below. Organizations that provide recordkeeping or other services to certain employee benefit or retirement plans that include the Fund as an investment alternative may also be paid a fee.

FINANCIAL PROFESSIONALS

         The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

         Although there is no sales charge levied directly by the Fund, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals but in all cases will be retained by the financial professional and not remitted to the Fund or J.P. Morgan.

         The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

INDEPENDENT ACCOUNTANTS

         The independent accountants of the Trust are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund, assists in the preparation and/or review of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

EXPENSES

         In addition to the fees payable to Pierpont Group, the Advisor, the Shareholder Servicing Agent and the Distributor under various agreements discussed under "Trustees and Advisory Board," "Officers," "Investment Advisor," "Distributor," "Administrator," "Shareholder Servicing," above, the Fund is responsible for usual and customary expenses associated with the Trust's operations. Such expenses include legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees and Members of the Advisory Board, registration fees under federal securities laws, extraordinary expenses applicable to the Fund, transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, filing fees under state securities laws, applicable registration fees under foreign securities laws, custodian fees and brokerage expenses.


         Morgan has agreed that it will reimburse the Fund until April 30, 2002 to the extent necessary to maintain the Fund's total operating expenses at the following annual rates of the Fund's average daily assets. These limits do not include interest, taxes or extraordinary expenses.

                            Select Shares:  0.60%
                            Institutional Shares:  0.45%

PURCHASE OF SHARES

         ADDITIONAL MINIMUM BALANCE INFORMATION. If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out your account and send the proceeds to the address of record.

         METHOD OF PURCHASE. Investors may open Fund accounts and purchase shares as described in the Prospectuses. References in the Prospectuses and this SAI to customers of Morgan or a financial professional include clients of their affiliates and references to transactions by clients of Morgan or a financial professional include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of the Fund may make transactions in shares of the Fund. All purchase orders must be accepted by the Distributor.

         The Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

         Prospective investors may purchase shares with the assistance of a financial professional, and the financial professional may establish its own minimums and charge the investor a fee for this service and other services it provides to its clients.

REDEMPTION OF SHARES

         Investors may redeem shares of the Fund as described in the Prospectuses. The Fund generally intends to pay redemption proceeds in cash, however, it reserves the right at its sole discretion to pay redemption over $250,000 in-kind with portfolio securities rather than cash. See below and "Exchange of Shares."

         The Trust, on behalf of the Fund, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading thereon is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

         If the Trust determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities, in lieu of cash. If shares are redeemed in-kind, the redeeming shareholder might incur costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

         In general, the Fund will attempt to select securities for in-kind portfolio redemptions that approximate the overall characteristics of the Fund's. The Fund will not distribute illiquid securities to satisfy in-kind redemptions. For purposes of effecting in-kind redemptions, securities will be valued in the manner regularly used to value the Fund's portfolio securities. The Fund will not redeem its shares in-kind in a manner that after giving effect to the redemption would cause it to violate its investment restrictions or policies. See the Prospectuses for further information on redemptions in-kind.

         OTHER REDEMPTION PROCESSING INFORMATION. Redemption requests may not be processed if the redemption request is not submitted in proper form. A redemption request is not in proper form unless the Fund has received the shareholder's certified taxpayer identification number and address. In addition, if shares were paid for by check and the check has not yet cleared, redemption proceeds will not be transmitted until the check has cleared, which may take up to 15 days. The Fund reserves the right to suspend the right of redemption or postpone the payment of redemption proceeds to the extent permitted by the SEC. Shareholders may realize taxable gains upon redeeming shares.

         For information regarding redemption orders placed through a financial professional, please see "Financial Professionals" above.

EXCHANGE OF SHARES

         Subject to the limitations below, an investor may exchange shares from the Fund into shares of any other J.P. Morgan Series Trust fund, J.P. Morgan Institutional Fund or J.P. Morgan Fund without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least that fund's minimum investment amount. Shareholders should read the prospectus of the fund into which they are exchanging and may only exchange between fund accounts that are registered in the same name, address and taxpayer identification number. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. The Fund generally intends to pay redemption proceeds in cash, however, since the Fund reserves the right at its sole discretion to pay redemptions over $250,000 in kind with portfolio securities rather than in cash, the Fund reserves the right to deny an exchange request in excess of that amount. See "Redemption of Shares." Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. Shares of the fund to be acquired are purchased for settlement when the proceeds from redemption become available. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

DIVIDENDS AND DISTRIBUTIONS

         The Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in the Prospectuses.

         The Fund's dividends and distributions are paid in additional shares of the Fund unless the shareholder elects to have them paid in cash. The tax effects of the dividends and distributions are the same whether they are paid in shares or in cash. Cash dividends and distributions either (1) are credited to the shareholder's account at Morgan or at his financial professional or, (2) in the case of certain J.P. Morgan clients, are paid by check mailed in accordance with the client's instructions.




NET ASSET VALUE

         The Fund computes its net asset value separately for each class of shares outstanding once daily as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. eastern time) on each business day as described in the Prospectuses. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, the Fund will close for purchases and redemptions at the same time. The Fund also may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Fund's business days.

         The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ"), other than options on stock indexes, is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange. Under all other circumstances (e.g., there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to ten days prior to the valuation date unless, in the judgment of the portfolio manager, material events or conditions since such last sale necessitate fair valuation of the security. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency rate average on the valuation date.

         Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., New York time. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

         Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

PERFORMANCE DATA

         From time to time, the Fund may quote performance in terms of actual distributions, total return or capital appreciation in reports, sales literature and advertisements published by the Trust. Shareholders may obtain current performance information by calling J.P. Morgan at (800) 521-5411 or
(800) 766-7722.

         The classes of shares of the Fund may bear different shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of another class. Performance quotations will be computed separately for each class of the Fund's shares. Any fees charged by an institution directly to its customers' accounts in connection with investments in the Fund will not be included in calculations of total return.

         TOTAL RETURN QUOTATIONS. The Fund may advertise "total return" and non-standardized total return data. The total return shows what an investment in the Fund would have earned over a specified period of time (one, five or ten years or since commencement of operations, if less) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. This method of calculating total return is required by regulations of the SEC. Total return data similarly calculated, unless otherwise indicated, over the specified periods of time may also be used. All performance figures are based on historical earnings and are not intended to indicate future performance. These classes of the Fund have not been sold yet and thus no historical data is available.

         As required by regulations of the SEC, the annualized total return of the Fund for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount, which would have been received upon redemption.

         Aggregate total returns, reflecting the cumulative percentage change over a measuring period, also may be calculated.

         GENERAL. The Fund's performance will vary from time to time depending upon market conditions and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

         Comparative performance information may be used from time to time in advertising the Fund's shares, including appropriate market indices or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

         From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

FUND TRANSACTIONS

         The Advisor places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Fund. See "Investment Objectives and Policies."

         In selecting a broker, the Advisor considers a number of factors including: the price per unit of the security; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the firm's financial condition; as well as the commissions charged. A broker may be paid a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if, after considering the foregoing factors, the Advisor decides that the broker chosen will provide the best execution. The Advisor monitors the reasonableness of the brokerage commissions paid in light of the execution received. The Trustees of the Trust review regularly the reasonableness of commissions and other transaction costs incurred by the Fund in light of facts and circumstances deemed relevant from time to time, and, in that connection, will receive reports from the Advisor and published data concerning transaction costs incurred by institutional investors generally.

         Research services provided by brokers to which the Advisor has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists, political analysts and electronic trading tools. Research services furnished by brokers are used for the benefit of all the Advisor's clients and not solely or necessarily for the benefit of the Fund. The Advisor believes that the value of research services received is not determinable and does not significantly reduce its expenses. The Fund does not reduce its fee to the Advisor by any amount that might be attributable to the value of such services.

         Subject to the overriding objective of obtaining the best execution of orders, the Advisor may allocate a portion of the Fund's brokerage transactions to affiliates of the Advisor. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may no purchase securities during the existence of any underwriting syndicate for such securities of which the Advisor or an affiliate is a member or in a private placement in which the Advisor or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Trust that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.

         On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, the Advisor, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund. In some instances, this procedure might adversely affect the Fund.

         If the Fund effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Fund may write may be affected by options written by the Advisor for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

MASSACHUSETTS TRUST

         The Trust is a "Massachusetts business trust" of which the Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

         The Trust's Declaration of Trust further provides that no Trustee, Member of the Advisory Board, officer, employee or agent of the Trust is liable to the Fund or to a shareholder, and that no Trustee, Member of the Advisory Board, officer, employee, or agent is liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons ("disabling conduct"). It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. The Trust's Declaration of Trust provides that a Trustee, Members of the Advisory

Board, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund, except liabilities arising from disabling conduct.

DESCRIPTION OF SHARES

         The Fund represents a separate series of shares of beneficial interest of the Trust. Fund shares are further divided into separate classes. See "Massachusetts Trust."

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares of any series without changing the proportionate beneficial interest of each shareholder in the Fund. The Fund is authorized to issue Select Shares, Institutional Shares and Advisor Series Shares.

         Each share represents an equal proportional interest in the Fund with each other share of the same class. Upon liquidation of the Fund, holders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of the Fund have no preemptive or conversion rights.
         The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration, subject to certain removal procedures, and to appoint their own successors. However, immediately after such appointment, the requisite majority of the Trustees must have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative. The Trust does not intend to hold annual meetings of shareholders. The Trustees may call meetings of shareholders for action by shareholder vote if required by either the 1940 Act or the Trust's Declaration of Trust.

         Shareholders of the Trust have the right, upon the declaration in writing or vote of shareholders whose shares represent two-thirds of the net asset value of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the shareholders whose shares represent 10% of the net asset value of the Trust. The Trustees are also required, under certain circumstances, to assist shareholders in communicating with other shareholders.

         For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Redemption of Shares."

TAXES

         The following discussion of tax consequences is based on U.S. federal tax laws in effect on the date of this SAI. These laws and regulations are subject to change by legislative or administrative action, possibly on a retroactive basis. No attempt is made to present a detailed explanation of all federal, state, local and foreign income tax considerations, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers regarding an investment in the Fund.


         The Fund has elected and intends to continue to qualify to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).


         As a regulated investment company, the Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income (i.e., investment company taxable income, as that term is defined in the Code, determined without regard to the deductions for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders, provided that at least 90% of the sum of its net investment income and net tax-exempt interest for the taxable year is distributed in accordance with the Code's timing requirements. However, the Fund will be subject to corporate income tax (currently at a rate of 35%) on any undistributed income and gain.

         Under the Code, the Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

         For federal income tax purposes, dividends that are declared by the Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will be taxable to a shareholder in the year declared rather than the year paid.

         Distributions of net investment income, are generally taxable to shareholders of the Fund as ordinary income whether such distributions are taken in cash or reinvested in additional shares. The Fund expects that a portion of these distributions to corporate shareholders will be eligible for the dividends-received deduction, subject to applicable limitations under the Code. If dividend payments exceed income earned by the Fund, the excess distribution would be considered a return of capital rather than a dividend payment. In the event the Fund distributes a return of capital in excess of a shareholder's adjusted basis in his or her shares, the excess amount will generally be treated as capital gain. The Fund intends to pay dividends in such a manner so as to minimize the possibility of a return of capital. Distributions of net capital gain, as that term is defined in the Code, are taxable to shareholders of the Fund as long-term capital gain, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. In general, long-term capital gain will be subject to a maximum 20% rate of tax (18% for securities held by the Fund for more than five years and whose holding periods began after December 31, 2000) for an individual shareholder.


         Gains or losses on sales of portfolio securities will generally be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where, if applicable, a put option is acquired or a call option is written thereon or the straddle rules described below are otherwise applicable. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. Except as described below, if an option written by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.


         Any distribution of net investment income or net capital gain will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above. Investors should consider the consequences of purchasing shares in the Fund shortly before the Fund declares a sizable dividend distribution.


         Any gain or loss realized on the redemption, exchange or other disposition of Fund shares held as capital assets will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Long-term capital gain of an individual holder generally is subject to a maximum tax rate of 20%. However, if an individual holds Fund shares for more than 5 years, the maximum long-term capital gain tax rate generally will be reduced to 18%. However, any loss realized by a shareholder upon the redemption, exchange or other disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or credited to the shareholder as an undistributed capital gain) with respect to such shares. In addition, no loss will be allowed on the redemption, exchange or other disposition of shares of the Fund, if within a period beginning 30 days before the date of such redemption, exchange or other disposition and ending 30 days after such date, the shareholder acquires (such as through dividend reinvestment) securities that are substantially identical to shares of the Fund.

Investors are urged to consult their tax advisors concerning the limitations on the deductibility of capital losses.


         Under the Code, gains or losses attributable to disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expense or other liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by the Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.


         Certain forward currency contracts, options and futures contracts entered into by the Fund may create "straddles" for U.S. federal income tax purposes and this may affect the character and timing of gains or losses realized by the Fund on forward currency contracts, options and futures contracts or on the underlying securities.


         Certain options, futures and foreign currency contracts held by the Fund at the end of each taxable year will be required to be "marked to market" for federal income tax purposes -- i.e., treated as having been sold at market value. For options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Fund has held such options or futures. However, gain or loss recognized on certain foreign currency contracts will be treated as ordinary income or loss.


         The Fund may invest in Equity Securities of foreign issuers. If the Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code) , it may be subject to federal income tax on a portion of an "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If the Fund were to invest in a PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the timing requirements set forth above, a pro rata portion of the QEF's ordinary earnings and net capital gain, to include each year in its income, whether or not distributed to the Fund.


         Alternatively, the Fund will be permitted to "mark-to-market" any marketable stock held by it in a PFIC. The Fund will include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years.

         If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withhold 31% of certain payments made or to non-corporate shareholders.


         FOREIGN SHAREHOLDERS. Dividends of net investment income to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Generally, a foreign shareholder must satisfy certain certification requirements in order to claim the benefit of a lower treaty rate. In addition, in the case of Fund shares held by a foreign partnership, the certification requirements generally will also apply to the partners of the partnership and the partnership must provide certain information. For these purposes, look-through rules are provided for tiered partnerships. A foreign shareholder that is eligible for a reduced rate of United States withholding tax under a tax treaty may obtain a refund of any amounts withheld in excess of that rte by filing a refund claim with the United States Internal Revenue Service. Distributions to foreign shareholders that are designated as capital gain dividends will generally not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.


         In the case of a non-corporate foreign shareholder the Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such foreign shareholder provides IRS Form W-8BEN (or satisfies certain documentary evidence requirements for establishing that it is a non-U.S. holder for U.S. federal income tax purposes). Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

         FOREIGN TAXES. It is expected that the Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) received from sources within foreign countries.

         STATE AND LOCAL TAXES. The Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

         OTHER TAXATION. The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

ADDITIONAL INFORMATION

         Telephone calls to the Fund, JPMorgan Chase or a financial professional as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act and the Trust's Registration Statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.


         Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.
         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Fund or the Distributor. The Prospectuses and this SAI do not constitute an offer by the Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS

         Description of certain ratings assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service ("Moody's"), and Fitch IBCA, Duff & Phelps ("Fitch"):

S&P

LONG-TERM

AAA
An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note: Each rating, except 'AAA', may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating category.

SHORT-TERM

A-1
A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

MOODY'S

LONG-TERM

AAA
Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA
Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A
Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA
Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification, except 'Aaa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         Leading market positions in well-established industries.

         High rates of return on funds employed.

         Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

FITCH

LONG-TERM INVESTMENT GRADE

AAA
HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SHORT-TERM

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1
HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2
GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, or to short-term ratings other than 'F1.'

Part C - Other Information

ITEM 23.  EXHIBITS.
(a) Declaration of Trust.(1)

(a)(1) Amendment No. 1 to Declaration of Trust, Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(2)

(a)(2) Amendment No. 2 to Declaration of Trust, Second Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(4)

(a)(3) Amendment No. 3 to Declaration of Trust, Third Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(6)

(a)(4) Amendment No. 4 to Declaration of Trust, Fourth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(8)

(a)(5) Amendment No. 5 to Declaration of Trust, Fifth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(10)

(a)(6) Amendment No. 6 to Declaration of Trust, Sixth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(14)

(a)(7) Amendment No. 7 to Declaration of Trust, Seventh Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(16)

(a)(8) Amendment No. 8 to Declaration of Trust, Eighth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(16)

(a)(9) Amendment No. 9 to Declaration of Trust, Ninth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. (16)

(a)(10) Amendment No. 10 to Declaration of Trust, Tenth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. (15)



(b) Restated By-Laws.(2)

(b)(1) Amendment to Restated By-Laws.(12)

(b)(2) Amendment No. 2 to Restated By-Laws. (12)

(d) Amended Investment Advisory Agreement between Registrant and J.P.Morgan Investment Management Inc. ("JPMIM").(9)

(e)(1) Form of Distribution Agreement between Registrant and Funds Distributor, Inc. ("FDI").(2)

(e)(2) Form of Distribution Agreement between Registrant and J.P. Morgan Fund Distributors, Inc.(18)

(g) Form of Custodian Contract between Registrant and State Street Bank and Trust Company ("State Street").(2)

(g)(2) Custodian Contract between Registrant and Bank of New York.(12)

(h)(1) Form of Co-Administration Agreement between Registrant and FDI.(2)

(h)(2) Form of Administrative Services Agreement between Registrant and Morgan Guaranty Trust Company of New York ("Morgan").(2)

(h)(2) (a) Form of Restated Administrative Services Agreement between Registrant and Morgan.(15)

(h)(3) Form of Transfer Agency and Service Agreement between Registrant and State Street.(2)

(h)(4) Form of Restated Shareholder Servicing Agreement between Registrant and Morgan.(9)

(i)      Opinion of Nixon Peabody LLP, filed herewith.

(l) Form of Purchase agreement with respect to Registrant's initial shares.(2)

(m)      12b-1 Plan for J.P. Morgan Series Trust.(17)

(o)(1) 18f-3 Plan for J.P. Morgan California Bond Fund.(3)

(o)(2) 18f-3 Plan for J.P. Morgan Global 50 Fund. (7)

(o)(3) 18f-3 Plan for J.P.  Morgan Tax Aware Enhanced Income Fund.(11)

(p)(1) Code of Ethics. (13)

(p)(2) Amended Code of Ethics between Registrant and JPMIM.(16)
--------------------------------------------------------------------------------

(1) Incorporated herein from Registrant's registration statement on Form N-1A as filed on August 29, 1996 (Accession No. 0000912057-96-019242).

(2) Incorporated herein from Registrant's registration statement on Form N-1A as filed on November 8, 1996 (Accession No. 0001016964-96-000034).

(3) Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 10, 1997 (Accession No.0001016964-97-000014).

(4) Incorporated herein from Registrant's registration statement on Form N-1A as filed on June 19, 1997 (Accession No.0001016964-97-000117).

(5) Incorporated herein from Registrant's registration statement on Form N-1A as filed on October 21, 1997 (Accession No.0001042058-97-000005).

(6) Incorporated herein from Registrant's registration statement on Form N-1A as filed on January 2, 1998 (Accession No.0001041455-98-000012).

(7) Incorporated herein from Registrant's registration statement on Form N-1A as filed on March 2, 1998 (Accession No.0001042058-98-000030).

(8) Incorporated herein from Registrant's registration statement on Form N-1A as filed on July 28, 1998 (Accession No.0001041455-98-000039).

(9) Incorporated herein from Registrant's registration statement on Form N-1A as filed on August 25, 1998 (Accession No.0001041455-98-000054).

(10) Incorporated herein from Registrant's registration statement on Form N-1A as filed on December 31, 1998 (Accession No. 0001041455-98-000099).

(11) Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 1, 1999 (Accession No.0000899681-99-000024).

(12) Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 28, 2000, (Accession Number 0001041455-00-000052)

(13) Incorporated herein from Registrant's registration statement on Form N-1A as filed on April 17, 2000, (Accession Number 0001041455-00-00096).

(14) Incorporated herein from Registrant's registration statement on Form N-1A as filed on July 31, 2000, (Accession Number 0001016937-00-000008).

(15) Incorporated herein from Registrant's registration statement on Form N-1A as filed on December 11, 2000, (Accession Number 0000912057-00-053000).

(16) Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 28, 2001, (Accession Number 0001005477-01-001650).

(17) Incorporated herein from Registrant's registration statement on Form N-1A as filed on March 30, 2001, (Accession Number 0000912057-01-505951).

(18) Incorporated herein from Registrant's registration statement on Form N-1A as filed on April 20, 2001, (Accession Number 0000912057-01-509686).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

Not applicable.

ITEM 25.  INDEMNIFICATION.

Reference is made to Section 5.3 of Registrant's Declaration of Trust and
Section 5 of Registrant's Distribution Agreement.

Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

The business of J.P. Morgan is summarized in the Prospectus constituting Part A of this Registration Statement, which is incorporated herein by reference. The business or other connections of each director and officer of J. P. Morgan is currently listed in the investment advisor registration on Form ADV for J.P. Morgan (File No. 801-21011).

ITEM 27.  PRINCIPAL UNDERWRITERS.

     (a) J.P. Morgan Fund Distributors, Inc. (the "Distributor") is the principal underwriter of the Registrant's shares.

         J.P. Morgan Fund Distributors is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. J.P. Morgan Fund Distributors is located at 1211 Avenue of the Americas, New York, New York 10036. J.P. Morgan Fund Distributors is a wholly-owned subsidiary of The BISYS Group, Inc.

         (b) The following is a list of the executive officers, directors and partners of J.P. Morgan Fund Distributors, Inc.

Name and Address                    Position and Offices                 Position and Offices
                                    With Distributor                     with Registrant
----------------                    --------------------                 --------------------
Lynn J. Mangum                      Chairman                                    None
150 Clove Street
Little Falls, NJ 07424

Robert J. McMullan                  Director and Exec. Vice President           None
150 Clove Street
Little Falls, NJ 07424

Lee W. Schultheis                   President                                   None
101 Park Avenue, 16th Floor
New York, NY 10178

George O. Martinez                  Senior Vice President                       None
3435 Stelzer Road
Columbus, OH 43219

Irimga McKay                        Vice President                              None
1230 Columbia Street
5th Floor, Suite 500
San Diego, CA 92101

Michael Burns                       Vice President/Compliance                   None
3435 Stelzer Road
Columbus, OH 43219

William Blundin                     Vice President                              None
125 West 55th Avenue
11th Floor
New York, NY 10019

Dennis Sheehan                      Vice President                              None
150 Clove Street
Little Falls, NJ 07424

Annamaria Porcaro                   Assistant Secretary                         None
150 Clove Street
Little Falls, NJ 97424

Robert Tuch                         Assistant Secretary                         None
3435 Stelzer Road
Columbus, OH 43219

Stephen Mintos                      Executive Vice President/COO                None
3435 Stelzer Road
Columbus, OH 43219

Dale Smith                          Vice President/CFO                          None
3435 Stelzer Road
Columbus, OH 43219

William J. Tomko                    Vice President                              None
3435 Stelzer Road
Columbus, OH 43219

(c) Not applicable
ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended the "1940 Act"),and the Rules thereunder will be maintained at the offices of:

     Morgan Guaranty Trust Company of New York and J.P. Morgan Investment Management Inc.: 60 Wall Street, New York, New York 10260-0060, 9 West 57th Street, New York, New York 10019 or 522 Fifth Avenue, New York, New York 10036 (records relating to its functions as investment advisor, shareholder servicing agent and administrative services agent).

     The Bank of New York: 1 Wall Street, New York, New York 10086 (records relating to its functions as custodian and fund accounting agent).

     State Street Bank and Trust Company: 1776 Heritage Drive, North Quincy, Massachusetts 02171 (records relating to its functions as custodian, transfer agent and dividend disbursing agent).

     J.P. Morgan Fund Distributors, Inc.: 1211 Avenue of the Americas, New York, New York 10036 (records relating to its functions as distributor and co-administrator).

     Pierpont Group, Inc.: 461 Fifth Avenue, New York, New York 10017 (records relating to its assisting the Trustees in carrying out their duties in supervising the Registrant's affairs).

ITEM 29. MANAGEMENT SERVICES.

               Not applicable.

ITEM 30. UNDERTAKINGS.

      (a) If the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders, the Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

      (b) The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the 1940 Act were applicable to the Registrant, except that the request referred to in the second full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value of shares held by such requesting shareholders.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirement for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York in the State of New York on the 16th day of May, 2001.

J.P. MORGAN SERIES TRUST


By:      /s/ Joseph Bertini
         ---------------------------------------
         Joseph Bertini
         Vice President and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on May 16, 2001.

David Wezdenko*
------------------------------
David Wezdenko
President and Treasurer

Matthew Healey*
-----------------------------
Matthew Healey
Trustee, Chairman and Chief Executive Officer (Principal Executive Officer)

Frederick S. Addy*
------------------------------
Frederick S. Addy
Trustee

William G. Burns*
------------------------------
William G. Burns
Trustee

Arthur C. Eschenlauer*
------------------------------
Arthur C. Eschenlauer
Trustee

Michael P. Mallardi*
------------------------------
Michael P. Mallardi
Trustee

*By      /s/ Joseph Bertini
         ---------------------------
         Joseph Bertini
         as attorney-in-fact pursuant to a power of attorney.